As filed with the Securities and Exchange Commission on November 24, 2020

Registration No. 333-249534

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1

Post-Effective Amendment No.

FS GLOBAL CREDIT OPPORTUNITIES FUND

(Exact Name of Registrant as Specified in Charter)

201 Rouse Boulevard

Philadelphia, PA 19112

(Address of Registrant’s Principal Executive Offices)

(215) 495-1150

(Registrant’s Telephone Number, Including Area Code)

Michael C. Forman

FS GLOBAL CREDIT OPPORTUNITIES FUND

201 Rouse Boulevard

Philadelphia, PA 19112

(Name and Address of Agent for Service)

Copies of all communications to:

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103

(215) 988-2700

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	PROPOSED AMOUNT BEING REGISTERED(1)	PROPOSED MAXIMUM OFFERING PRICE PER SHARE	PROPOSED MAXIMUM AGGREGATE OFFERING PRICE(2)	AMOUNT OF REGISTRATION FEE(3)(4)
Common Shares of Beneficial Interest, par value $0.001 per share	250,000,000 shares	N/A	$1,395,829,949.57	$152,285.05

(1)

The number of common shares of beneficial interest to be registered represents the maximum number of the Registrant’s common shares of beneficial interest estimated to be issuable in connection with the agreement and plan of reorganization described in the enclosed document. Pursuant to Rule 416, this registration statement also covers additional securities that may be issued as a result of stock splits, stock dividends or similar transactions.

(2)

Estimated solely for the purpose of calculating the registration fee and calculated pursuant to Rule 457(f)(2) under the Securities Act of 1933, as amended, as follows: (a) (i) 138,633,839, the estimated number of common shares of beneficial interest of FS Global Opportunities — A to be exchanged and cancelled for the Registrant’s common shares of beneficial interest, multiplied by (ii) $7.02, the book value per share of such shares to be cancelled as of the latest practicable date prior to the filing date, plus (b) (i) 26,782,455, the estimated number of common shares of beneficial interest of FS Global Opportunities — D to be exchanged and cancelled for the Registrant’s common shares of beneficial interest, multiplied by (ii) $7.02, the book value per share of such shares to be cancelled as of the latest practicable date prior to the filing date, plus (c) (i) 24,713,291, the estimated number of common shares of beneficial interest FS Global Opportunities — T to be exchanged and cancelled for the Registrant’s common shares of beneficial interest, multiplied by (ii) $7.16, the book value per share of such shares to be cancelled as of the latest practicable date prior to the filing date, plus (d) (i) 7,352,556, the estimated number of common shares of beneficial interest of FS Global Opportunities — ADV to be exchanged and cancelled for the Registrant’s common shares of beneficial interest, multiplied by (ii) $7.03, the book value per share of such shares to be cancelled as of the latest practicable date prior to the filing date, plus (e) (i) 859,271, the estimated number of common shares of beneficial interest of FS Global Opportunities — T2 to be exchanged and cancelled for the Registrant’s common shares of beneficial interest, multiplied by (ii) $6.95, the book value per share of such shares to be cancelled as of the latest practicable date prior to the filing date.

(3)	Based on a rate of $109.10 per $1,000,000 of the proposed maximum aggregate offering price.
(4)	Amount previously paid: $149,344.19.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

FS GLOBAL CREDIT OPPORTUNITIES FUND — ADV

FS GLOBAL CREDIT OPPORTUNITIES FUND — T

FS GLOBAL CREDIT OPPORTUNITIES FUND — A

FS GLOBAL CREDIT OPPORTUNITIES FUND — D

FS GLOBAL CREDIT OPPORTUNITIES FUND — T2

201 Rouse Boulevard

Philadelphia, PA 19112

November 24, 2020

Dear Shareholder:

The Boards of Trustees (the “Boards”) of FS Global Credit Opportunities Fund — ADV, FS Global Credit Opportunities Fund — T, FS Global Credit Opportunities Fund — A, FS Global Credit Opportunities Fund — D and FS Global Credit Opportunities Fund — T2 (each a “Feeder Fund” and collectively, the “Feeder Funds”) have approved the reorganization of the Feeder Funds into FS Global Credit Opportunities Fund (the “Master Fund” and together with the Feeder Funds, the “Funds”). It is expected that the reorganization will be completed on or about December 14, 2020.

The reorganization will be effected pursuant to an Agreement and Plan of Reorganization (the “Plan”). Currently, the Funds are part of a master-feeder structure consisting of the five Feeder Funds and the Master Fund. The reorganization would eliminate the master-feeder structure and result in a single fund, the Master Fund. In the reorganization, each Feeder Fund will be merged with and into the Master Fund, such that each Feeder Fund will cease to exist and the Master Fund will be the sole surviving entity. Holders of shares of the Feeder Funds will hold, immediately after the reorganization, shares of the Master Fund having an aggregate net asset value equal to the aggregate net asset value of the shares the shareholder held in the Feeder Funds immediately prior to the reorganization. Each merger is currently expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. The Master Fund will bear any out-of-pocket costs related to the reorganization, including legal and audit expenses and the expenses of preparation, assembling and mailing the enclosed Combined Prospectus/Information Statement.

The Funds’ investment adviser, FS Global Advisor, LLC (the “Adviser”), determined that the Funds’ master-feeder structure was no longer necessary due to the fact that no future offerings of Feeder Fund common shares are anticipated, and the combined Fund will be better positioned for the post-offering stage of the Funds in terms of expenses, operating efficiencies and scale. The Adviser and the Boards also considered the future prospects of the Funds if the reorganization is not effected, including the costs and operational inefficiencies of maintaining the master-feeder structure. The Adviser, believes that the shareholders of the Feeder Funds will benefit from lower overall Fund expenses and improved operating efficiencies of the combined Fund.

The investment objectives, strategies, and principal risks of the Feeder Funds and the Master Fund will be substantially identical after the reorganization, and the overall Fund expenses are expected to be lower or remain the same following the reorganization. As a result of the reorganization, however, the shareholders of the Feeder Funds will hold a smaller percentage of ownership in the combined fund than he or she held in the Feeder Funds prior to the reorganization. The outstanding preferred shares of the Master Fund will rank senior to the common shares in right of payment of dividends and the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Master Fund. The Funds do not anticipate any other material changes for shareholders resulting from the reorganization.

After considering the Adviser’s recommendation, the Boards concluded that the reorganization is in the best interests of each Feeder Fund and the Master Fund and their respective shareholders and that the interests of the shareholders of each Feeder Fund and the Master Fund will not be diluted as a result of the reorganization.

The reorganization does not require a shareholder vote, and you are not being asked to vote. However, we ask that you review the enclosed Combined Prospectus/Information Statement, which contains information about the Master Fund, outlines differences between the Feeder Funds and the Master Fund, and provides details about the terms and conditions of the reorganization, including the reasons for the reorganization. If you have any questions about the reorganization, please do not hesitate to contact the Funds at 877-628-8575.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Sincerely,

/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer

IMPORTANT NOTICE

TO SHAREHOLDERS OF THE FEEDER FUNDS

QUESTIONS & ANSWERS

The enclosed Combined Prospectus/Information Statement describes the contemplated reorganization of the Feeder Funds into the Master Fund. We recommend that you read the complete Combined Prospectus/Information Statement. For your convenience, we have provided a brief overview of the reorganization.

Q: WHAT IS HAPPENING?

A: The Boards have approved a plan of reorganization to merge the Feeder Funds with and into the Master Fund.

Under the Plan, each Feeder Fund will be merged with and into the Master Fund, such that each Feeder Fund will cease to exist and the Master Fund will be the sole surviving entity.

Q: HOW WILL THE REORGANIZATION AFFECT THE SHAREHOLDERS OF THE FUNDS?

A: The Master Fund currently has one class of common shares and five classes of preferred shares outstanding, and these shares will remain outstanding following the Reorganization. Each of the Feeder Funds currently has one class of common shares outstanding.

In connection with the reorganization, each shareholder of the Feeder Funds will receive common shares of the Master Fund in an amount equal to the aggregate net asset value of the common shares the shareholder owns immediately prior to the reorganization. As a result of the reorganization, however, the shareholder of the Feeder Funds will hold a smaller percentage of ownership in the combined fund than he or she held in the Feeder Funds prior to the reorganization. The outstanding preferred shares of the Master Fund will rank senior to the common shares in right of payment of dividends and the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Master Fund.

The investment objectives, strategies, and principal risks of the Feeder Funds and the Master Fund will be substantially identical after the reorganization, and the overall Fund expenses are expected to be lower or remain the same following the reorganization. Additionally, the rights and preferences of common shares to be received in the reorganization are similar in all material respects to the rights and preferences associated with Feeder Fund shares. The Funds do not anticipate any other material changes for shareholders resulting from the reorganization.

Q. WHY HAVE THE BOARDS RECOMMENDED THE REORGANIZATION?

A. After careful consideration, the Boards, including a majority of the independent Trustees by separate vote, have determined that the reorganization is in the best interests of each Feeder Fund and the Master Fund and their respective shareholders and that the interests of the shareholders of each Feeder Fund and the Master Fund will not be diluted as a result of the reorganization. In making this determination, the Boards considered that, after the reorganization, shareholders of the Feeder Funds may benefit from, among other things, lower overall Fund expenses and improved operating efficiencies of the combined Fund by combining six substantially similar funds that are managed by the same investment adviser and serviced by the same service providers.

The Boards also considered the Adviser’s recommendation that the master-feeder structure was no longer necessary due to the fact that no future offerings of Feeder Fund common shares were anticipated, and the combined Fund will be better positioned for the post-offering stage of the Funds in terms of expenses, operating efficiencies and scale. Although the master-feeder structure was beneficial at the launch of the Funds, as it enabled a greater diversity of investors and helped the Master Fund achieve greater scale to execute its investment objectives, the termination by the Feeder Funds of their public offerings of common shares makes a reorganization the a beneficial outcome for shareholders at this time. The Trustees also considered the future prospects of the Funds if the Reorganization is not effected, including the costs and operational inefficiencies of maintaining the master-feeder structure.

Q: WHO WILL ADVISE THE MASTER FUND ONCE THE REORGANIZATION IS COMPLETED?

A: As you know, the Feeder Funds and the Master Fund are advised by the Adviser. The Master Fund will continue to be advised by the Adviser once the reorganization is completed.

i

Q: WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?

A: No, you will not pay any sales load, commission or other similar fee in connection with the reorganization.

Q: HOW WILL THE FEES AND EXPENSES OF THE FEEDER FUNDS CHANGE AS A RESULT OF THE REORGANIZATION?

A. The Feeder Funds currently do not incur a separate management fee or incentive fee, but the Feeder Funds are indirectly subject to the Master Fund’s management fee and incentive fee incurred pursuant to an investment advisory agreement by and between the Master Fund and the Adviser. Following the reorganization, Feeder Fund shareholders will incur such fees directly as a result of being shareholders of the Master Fund. Please see Current and Pro Forma Expenses under the section entitled “Comparative Fees and Expenses” below.

The following tables show, as of December 31, 2019, in thousands, (i) the Funds’ contractual management fees and gross annual and net annual operating expenses and (ii) the contractual management fee and the estimated pro forma gross annual and net annual operating expenses of the Master Fund after the reorganization.

Feeder Funds/Master Fund (before reorganization)	Management Fee	Gross Annual Operating Expenses	Net Annual Operating Expenses
FS Global Credit Opportunities Fund — ADV	N/A	$556	$553
FS Global Credit Opportunities Fund — T	N/A	$3,192	$3,192
FS Global Credit Opportunities Fund — A	N/A	$2,430	$2,430
FS Global Credit Opportunities Fund — D	N/A	$481	$481
FS Global Credit Opportunities Fund — T2	N/A	$142	$128
Master Fund	$35,007	$78,266	$78,266

Master Fund (after the reorganization)	Management Fee	Pro Forma Gross Annual Operating Expenses	Pro Forma Net Annual Operating Expenses
Master Fund (pro forma combined)	$35,192	$77,960	$77,960

Q: HOW DOES THE PERFORMANCE OF THE MASTER FUND COMPARE TO THE PERFORMANCE OF THE FEEDER FUNDS?

A: Since each Feeder Fund invests substantially all of its assets in the Master Fund and all investments are made at the Master Fund level, each Feeder Fund’s investment results correspond directly to the investment results of the Master Fund. For the fiscal year ended December 31, 2019, FS Global Credit Opportunities Fund – A, FS Global Credit Opportunities Fund – D, FS Global Credit Opportunities Fund – T, FS Global Credit Opportunities Fund – ADV, FS Global Credit Opportunities Fund – T2 and the Master Fund returned 6.4%, 6.4%, 4.8%, 5.6%, 4.5% and 6.6%, respectively. Any differences in investment results among the Funds is in part due to expenses at the Feeder Fund level.

Q: WILL I HAVE TO PAY ANY FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?

The merger of each Feeder Fund into the Master Fund is currently expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the mergers so qualify, in general, the Feeder Funds will not recognize any gain or loss as a result of the transfer of all of their assets and liabilities in exchange solely for shares of the Master Fund and the assumption of the Feeder Funds’ liabilities by the Master Fund under the reorganization or as a result of the Feeder Funds’ liquidation. You also will not recognize any gain or loss upon your receipt of shares of the Master Fund in connection with the reorganization.

Q: WHO WILL PAY FOR THE REORGANIZATION?

A: The cost of the reorganization is expected to be approximately $436,500. Since these costs represent

ii

the non-recurring expense of the Feeder Funds carrying out its obligations under the Plan, the Master Fund will bear these costs and any out-of-pocket costs related to the reorganization, including legal and audit expenses and the expenses of preparation, assembling and mailing the Combined Prospectus/Information Statement. In the event that the reorganization contemplated by the Plan is not consummated, then the Feeder Funds will, on a pro rata basis, bear all the costs and expenses incurred in connection with such reorganization.

Q: WHOM DO I CONTACT FOR FURTHER INFORMATION?

A: You may contact the Funds at 877-628-8575.

Important additional information about the reorganization is set forth in the accompanying Combined Prospectus/Information Statement. Please read it carefully.

iii

FS GLOBAL CREDIT OPPORTUNITIES FUND — ADV

FS GLOBAL CREDIT OPPORTUNITIES FUND — T

FS GLOBAL CREDIT OPPORTUNITIES FUND — A

FS GLOBAL CREDIT OPPORTUNITIES FUND — D

FS GLOBAL CREDIT OPPORTUNITIES FUND — T2

201 ROUSE BOULEVARD

PHILADELPHIA, PA 19112

215-495-1150

COMBINED PROSPECTUS/INFORMATION STATEMENT

DATED November 24, 2020

This Combined Prospectus/Information Statement is being furnished to shareholders of the FS Global Credit Opportunities Fund — ADV, FS Global Credit Opportunities Fund — T, FS Global Credit Opportunities Fund — A, FS Global Credit Opportunities Fund — D and FS Global Credit Opportunities Fund — T2 (each a “Feeder Fund” and collectively, the “Feeder Funds”) in connection with the Agreement and Plan of Reorganization (the “Plan”) that has been approved by the Boards of Trustees (the “Boards”) of the Feeder Funds. Currently, the Feeder Funds are part of a master-feeder structure consisting of the five Feeder Funds and FS Global Credit Opportunities Fund (the “Master Fund” and together with the Feeder Funds, the “Funds”). The reorganization would eliminate the master-feeder structure and result in a single fund, the Master Fund. Under the Plan, each Feeder Fund will be merged with and into the Master Fund, such that each Feeder Fund will cease to exist and the Master Fund will be the sole surviving entity (the “Reorganization”). Shareholders of the Feeder Funds will hold, immediately after the Reorganization, shares of the Master Fund having an aggregate net asset value equal to the aggregate net asset value of the shares such shareholder held in the Feeder Funds immediately prior to the Reorganization. The Reorganization is expected to be completed on or about December 14, 2020.

The Master Fund will pay any out-of-pocket costs related to the reorganization, including legal and audit expenses and the expenses of preparation, assembling and mailing the Combined Prospectus/Information Statement.

The Boards believe that the Reorganization is in the best interests of each Feeder Fund and the Master Fund and their respective shareholders and that the interests of the shareholders of each Feeder Fund and the Master Fund will not be diluted as a result of the Reorganization. Each merger is currently expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Shareholders of the Feeder Funds are not being asked to vote on the Plan or approve the Reorganization.

The Master Fund is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on January 28, 2013. The Master Fund is registered under the Investment Company Act of 1940, as amended (“1940 Act”), and commenced investment operations on December 12, 2013. The Master Fund is a master investment portfolio in a master-feeder structure. Within this structure, the Feeder Funds invest substantially all of their assets into the Master Fund. Each Feeder Fund was organized as a Delaware statutory trust and is registered under the 1940 Act as a closed-end, non-diversified management investment company. The dates on which each Feeder Fund was organized as a Delaware statutory trust and the dates on which each Feeder Fund commenced investment operations are set forth in the table below. The Boards of the Feeder Funds and the Master Fund are responsible for the management, business and affairs of the Funds.

Feeder Fund Name	Date of Organization	Commencement of Operations
FS Global Credit Opportunities Fund — ADV	February 17, 2016	July 6, 2016
FS Global Credit Opportunities Fund — T	February 16, 2016	June 1, 2016
FS Global Credit Opportunities Fund — A	January 28, 2013	December 12, 2013
FS Global Credit Opportunities Fund — D	January 28, 2013	December 12, 2013
FS Global Credit Opportunities Fund — T2	February 27, 2017	August 2, 2017

This Combined Prospectus/Information Statement, which you should read carefully and retain for future reference, sets forth concisely the information that you should know about the Feeder Funds, the Master Fund and the Reorganization. This Combined Prospectus/Information Statement incorporates by reference the following documents, which contain additional information about the Feeder Funds and the Master Fund:

•	Statement of Additional Information dated November 24, 2020 (the “Reorganization SAI”), relating to this Combined Prospectus/Information Statement;

•

The audited financial statements and financial highlights and related Reports of Independent Registered Public Accounting Firm for each of the Feeder Funds included in each Feeder Fund’s Annual Report for the year ended December 31, 2019 as filed with the SEC on March 6, 2020 (no other parts of the Feeder Funds’ Annual Reports are incorporated herein by reference):

•	FS Global Credit Opportunities Fund — ADV (Registration No. 811-23138, EDGAR Accession No. 0001104659-20-030237)

•	FS Global Credit Opportunities Fund — T (Registration No. 811-23139, EDGAR Accession No. 0001104659-20-030241)

•	FS Global Credit Opportunities Fund — A (Registration No. 811-22798, EDGAR Accession No. 0001104659-20-030235)

•	FS Global Credit Opportunities Fund — D (Registration No. 811-22797, EDGAR Accession No. 0001104659-20-030238)

•	FS Global Credit Opportunities Fund — T2 (Registration No. 811-23243, EDGAR Accession No. 0001104659-20-030242);

•

The unaudited financial statements and financial highlights for each of the Feeder Funds included in each Feeder Fund’s Semi-Annual Report for the period ended June 30, 2020 as filed with the SEC on August 27, 2020 (no other parts of the Feeder Funds’ Semi-Annual Reports are incorporated herein by reference):

•	FS Global Credit Opportunities Fund — ADV (Registration No. 811-23138, EDGAR Accession No. 0001387131-20-007978)

•	FS Global Credit Opportunities Fund — T (Registration No. 811-23139, EDGAR Accession No. 0001387131-20-007982)

•	FS Global Credit Opportunities Fund — A (Registration No. 811-22798, EDGAR Accession No. 0001387131-20-007976)

•	FS Global Credit Opportunities Fund — D (Registration No. 811-22797, EDGAR Accession No. 0001387131-20-007980)

•	FS Global Credit Opportunities Fund — T2 (Registration No. 811-23243, EDGAR Accession No. 0001387131-20-007984);

•

The audited consolidated financial statements and financial highlights and related Report of Independent Registered Public Accounting Firm for the Master Fund included in the Master Fund’s Annual Report for the year ended December 31, 2019 as filed with the SEC on March 6, 2020 (Registration No. 811-22802, EDGAR accession number 0001104659-20-030234) (no other parts of the Master Fund’s Annual Report are incorporated herein by reference); and

•

The unaudited consolidated financial statements and financial highlights for the Master Fund included in the Master Fund’s Semi-Annual Report for the period ended June 30, 2020 as filed with the SEC on August 27, 2020 (Registration No. 811-22802, EDGAR accession number 0001387131-20-007974) (no other parts of the Master Fund’s Semi-Annual Report are incorporated herein by reference).

You can obtain a free copy of documents listed above by contacting the Funds at 877-628-8575.

Reports and other information about the Funds are available on the EDGAR Database on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov.

This Combined Prospectus/Information Statement and the enclosures are expected to be first sent to shareholders on or about December 7, 2020. THIS IS NOT A REQUEST FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (“FDIC”) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Combined Prospectus/Information Statement is November 24, 2020.

FS GLOBAL CREDIT OPPORTUNITIES FUND — ADV

FS GLOBAL CREDIT OPPORTUNITIES FUND — T

FS GLOBAL CREDIT OPPORTUNITIES FUND — A

FS GLOBAL CREDIT OPPORTUNITIES FUND — D

FS GLOBAL CREDIT OPPORTUNITIES FUND — T2

201 ROUSE BOULEVARD

PHILADELPHIA, PA 19112

215-495-1150

COMBINED PROSPECTUS/INFORMATION STATEMENT

DATED November 24, 2020

SYNOPSIS

THE REORGANIZATION

The Boards of Trustees (the “Boards”) of FS Global Credit Opportunities Fund (the “Master Fund”) and FS Global Credit Opportunities Fund — ADV, FS Global Credit Opportunities Fund — T, FS Global Credit Opportunities Fund — A, FS Global Credit Opportunities Fund — D and FS Global Credit Opportunities Fund — T2 (each a “Feeder Fund” and collectively, the “Feeder Funds”), including a majority of the independent Trustees, by separate vote, reviewed and approved the Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization (the “Reorganization”) of the Feeder Funds into the Master Fund, the closing date (the “Closing Date”) of which is expected to be on or about December 14, 2020.

Currently, the Funds are part of a master-feeder structure consisting of the five Feeder Funds and the Master Fund. The reorganization would eliminate the master-feeder structure and result in a single fund, the Master Fund. Pursuant to the Plan, each Feeder Fund will be merged with and into the Master Fund, such that each Feeder Fund will cease to exist and the Master Fund will be the sole surviving entity. Immediately after the Reorganization, each person who held shares in a Feeder Fund will hold shares in the Master Fund with the same aggregate value as that person’s interest in the respective Feeder Fund as of the Closing Date. This description of the Reorganization is qualified by reference to the full text of the Plan, which is attached hereto as Appendix A. For information regarding the federal income tax consequences of the Reorganization, please see the section entitled “Federal Income Tax Consequences” below.

The Master Fund will bear any out-of-pocket costs related to the reorganization, including legal and audit expenses and the expenses of preparation, assembling and mailing the Combined Prospectus/Information Statement.

FS Global Advisor, LLC (the “Adviser”) and the Boards determined that the Reorganization is in the best interest of each Feeder Fund and the Master Fund and their respective shareholders and that the interests of the shareholders of each Feeder Fund and the Master Fund will not be diluted as a result of the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

The Feeder Funds and the Master Fund have identical investment objectives. The Funds’ primary investment objective is to generate attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation. The Funds’ investment objectives are not considered fundamental and may be changed without the vote of shareholders by the Boards with at least 60 days’ written notice provided to the Funds’ shareholders.

Each Feeder Fund achieves its investment objectives by investing substantially all of its assets in the Master Fund. Any assets of the Feeder Funds not invested in the Master Fund are de minimis amounts of cash or cash equivalents used to meet their ongoing expenses. All investments are made at the Master Fund level; therefore, the Feeder Funds’ investment results correspond directly to the investment results of the Master Fund.

The Master Fund invests primarily in a portfolio of secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments, which, under normal circumstances, will represent at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes). For purposes of this policy, “credit instruments” may include senior secured loans, unsecured loans, corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, collateralized debt obligations, collateralized bond obligations, collateralized loan obligations, bank loans, corporate loans, government and municipal obligations, mortgage-backed securities, asset-backed securities, repurchase agreements and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. The Master Fund invests its assets in investments in a number of different countries throughout the world, and currently invests primarily in those countries where creditors’ rights are protected by law, such as countries in North America and Western Europe, although in select situations the Master Fund may invest in securities of issuers domiciled elsewhere. The credit instruments in which the Master Fund invests typically are rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Credit instruments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The Master Fund seeks to achieve its investment objectives by focusing on high conviction investment opportunities across the investment universe that it believes offer potentially attractive risk-adjusted income and returns. To accomplish this, the Master Fund focuses on strategies such as Opportunistic Credit, Special Situations and Capital Structure Solutions.

Investment Opportunities and Strategies

The Adviser believes that opportunities exist in non-traditional areas of the credit market that can offer enhanced return potential. These opportunities may offer above market returns because they are misunderstood or can be difficult to source, analyze, structure and/or have illiquidity premiums.

The Master Fund seeks to achieve its investment objectives by focusing on strategies such as Opportunistic Credit (including event-driven and market price inefficiencies), Special Situations and Capital Structure Solutions. By focusing on these opportunities, the Adviser believes it can create a portfolio that offers high potential income and returns while limiting the risk of the Master Fund. These strategies are described in further detail below.

Opportunistic Credit

Event-Driven

The Master Fund may take advantage of dislocations that arise in the markets due to an impending event for which the market’s apparent expectation of value differs substantially from the view of the Adviser. Event-driven investing requires the Adviser to make judgments concerning, among other things, (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s loans and securities. Such events may include a looming debt maturity or default, merger, spin-off or other corporate reorganization, an adverse regulatory or legal ruling or a material contract expiration, any of which may significantly improve or impair a company’s financial position. Event-driven investing depends much more heavily on the Adviser’s ability to successfully predict the outcomes of these events than on underlying macroeconomic fundamentals such as the level of interest rates or gross domestic product. As a result, successful event-driven strategies may offer substantial diversification benefits and the ability to generate performance in uncertain market environments. The Master Fund’s investment strategy revolves around a thorough due diligence process and is based on the belief that a deep understanding of companies and the industries in which they operate is critical to generating positive income and returns.

Market Price Inefficiencies

The Master Fund seeks to capitalize on market price inefficiencies by investing in loans, bonds and other securities for which the income of such investment reflects a higher risk premium or the market price of such investment reflects a lower value than deemed warranted by the Adviser’s fundamental analysis. These opportunities may often be idiosyncratic in nature, as specific issues or complexity related to a prospective investment may drive the excess yield or total return potential. The Adviser believes that market price inefficiencies may occur due to, among other things, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community. Market price inefficiencies may also arise from broader market dislocations, which can include broad-based, risk-off sentiment across multiple markets as well as specific technical dislocations within a single market. The Adviser seeks to allocate capital to securities that have been mispriced by the market and that it believes represent attractive investment opportunities.

Special Situations

The Master Fund’s special situations credit strategy provides flexibility to take advantage of secondary market credit opportunities with asymmetrical risk and return profiles. The Master Fund seeks to purchase instruments at a discount to intrinsic value from forced sellers or unnatural holders as a result of stress, distress or major events, or change at a company or industry level. The need for holders to transition out of a credit combined with a high level of complexity surrounding the investment can present an opportunity to purchase instruments at a significant discount to its fair value as determined by the Adviser. Such investment opportunities may include investments in loans, bonds and other securities issued by companies that are over levered, facing temporary or permanent business issues, have a current or pending covenant violation, have looming debt maturities and may lack the ability to refinance or have defaulted on their debt instruments. Investments may include purchasing a portion of outstanding debt, the entire tranche or a portfolio of investments. Opportunities can be created by idiosyncratic issues at the company or industry level or by a macro driven credit cycle.

Idiosyncratic opportunities can generate attractive returns at any point in the credit cycle, with low correlation to credit market indexes. Macro driven credit cycles can provide an additional source of risk-adjusted return to the investment strategy by increasing the investible universe which is often coupled with market dislocations that creates increased discounts to intrinsic value.

Capital Structure Solutions

Constrained mandates create an opportunity to lend to companies that do not satisfy conventional lending criteria. Non-traditional borrowers include companies that are overlevered, stressed or distressed businesses, companies without financial sponsors, business / industries in transition, or companies with unconventional assets. Traditional lenders, whether banks, private credit funds or others tend to avoid lending to these businesses because of regulations, limited investment mandates or lack of expertise.

Based on prior experience, the Adviser believes that it can offer target portfolio companies a variety of customized financing solutions to meet their capital needs while providing the Master Fund with attractive risk-adjusted returns. These solutions are highly structured and offer yield premiums compared to traditional private lending and investments in high yield and broadly syndicated loans. The highly structured nature of the investments can also provide for significant downside protection. The Adviser believes that this capital structure solutions investment strategy provides the Master Fund with an alternative and differentiated capability that diversifies and enhances its risk-adjusted return profile.

The Master Fund’s capital structure solutions will be targeted towards companies in need of rescue capital, debtor in possession financing, capital to restructure the operations or capital structure of a business, overlevered companies that need growth capital, companies that need capital to finance unconventional assets, companies that need liquidity to deal with transitions or other highly complex situations. There is often limited or no market reciprocation for these types of business, which in turn, creates an opportunity for capital solutions to be highly structured with both strong creditor protections to limit downside and structured returns and success fees to provide attractive risk-adjusted return profiles.

Other

Investments may also include other assets or opportunities that are consistent with the Master Fund’s investment approach, provided that such investments are appropriate from a tax, regulatory and operational perspective. The Fund’s investment objectives and strategies, including the Master Fund’s intention, under normal circumstances, to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in credit instruments, are not considered to be fundamental by the Funds and may be changed without the vote of the Funds’ shareholders by the Boards with at least 60 days’ written notice provided to shareholders.

The Master funds flexible strategy across several areas of opportunity allows the Adviser to focus on what we believe are the most attractive opportunities across both the public and private markets at any given point in time. We believe this helps to mitigate timing risk and contributes to consistent deal flow.

Portfolio Composition

Securities

The Master Fund may invest in both public and private U.S. and non-U.S. debt and equity securities, including, without limitation, senior secured, second lien and unsecured loans, secured and unsecured bonds, loans made to companies involved in bankruptcy or insolvency proceedings (including debtor-in-possession loans), loans made to refinance distressed companies, securities issued by the U.S. Treasury and foreign governments, derivatives, structured products, convertible bonds, preferred stocks and any other type of credit or equity investment that is consistent with the Master Fund’s investment objectives. In making these investments, the Master Fund seeks to purchase a limited number of investments across the investment spectrum that the Adviser believes are mispriced and offer the potential for exceptional risk- adjusted income and returns.

Geography

The Master Fund invests primarily in those countries where creditors’ rights are protected by law, such as countries in North America and Western Europe, although in select situations the Master Fund may invest in securities of issuers domiciled elsewhere. The geographic areas of focus are subject to change from time to time and may be changed without notice to the Funds’ shareholders. There is no minimum or maximum limit on the amount of the Master Fund’s assets that may be invested in non-U.S. Securities.

Other Characteristics

The Master Fund invests in companies regardless of market capitalization and may focus on a relatively small number of issuers. The Master Fund may invest without limitation in distressed securities or other debt that is in default or the issuers of which are engaged in bankruptcy or insolvency proceedings. The mix of the Master Fund’s investments at any time will depend on the industries and types of loans and securities the Adviser believes represent the best risk-adjusted income and returns within the Master Fund’s investment strategies.

The Adviser expects that the Master Fund’s assets will generally be invested in passive positions, although it is possible in certain circumstances the Master Fund may acquire controlling positions in issuers or seek active participation in the form of representation on creditors’ committees, equity holders’ committees or other groups. In these situations, the Master Fund will leverage the expertise of the Adviser to seek preservation or enhancement of the Master Fund’s investment position.

The Master Fund may hold select and potentially significant positions in equity securities, including common stock and convertible securities, or other assets that the Master Fund receives in exchange for its credit instruments as part of a reorganization process, and may hold those assets until such time as the Adviser believes that a disposition is most advantageous. Such assets, to the extent received as part of a reorganization process, will be considered “credit instruments” for purposes of the Master Fund’s intention to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in credit instruments. The Master Fund may also purchase select positions in equity securities, including common stock and convertible securities. Such assets, to the extent purchased in the market or not received as part of a reorganization process, will not be considered “credit instruments” for this purpose.

The Master Fund’s portfolio may consist of both long and short positions. The Master Fund may also, among other things, use hedging techniques when appropriate from time to time; however, the Master Fund is under no obligation to do so. Hedging techniques may include capital structure arbitrage to take advantage of inefficiencies in the pricing between securities of the same or affiliated issuers or short positions in debt or equity securities expressed in either the cash or derivatives markets. The Master Fund may also use derivatives to hedge its foreign currency exposure resulting from its holdings of non-U.S. Securities and may use various indices to hedge the Master Fund’s portfolio during certain market cycles. For purposes of compliance with the Master Fund’s intention, under normal circumstances, to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in credit instruments, investments in derivatives will be valued based on their daily marked-to-market (net) value.

The Master Fund may invest its excess funds in money market instruments, commercial paper, certificates of deposit and bankers’ acceptances, among other instruments. In addition, and in response to adverse market, economic or political conditions, the Master Fund may invest in high quality fixed income securities, money market instruments and money market funds or may hold significant positions in cash or cash equivalents for defensive purposes.

The Investment Process

The investment philosophy employed by the Adviser on the Master Fund’s behalf revolves around a 5-step process. The investment process is focused on sourcing channels, investment diligence, selection and structuring, portfolio construction and risk management. Our process is based on the belief that unique sourcing coupled with a deep understanding of companies and the industries in which they operate is critical to generating positive income and returns. In pursuing this philosophy, the Master Fund seeks to leverage the expertise and strength of the Adviser. The Adviser believes that the breadth and depth of the experience of the Adviser’s management team provides the Master Fund with a competitive advantage in sourcing and analyzing attractive investment opportunities.

This process enhances the consistent development of market views, deal selection, and portfolio oversight. Portfolio investments must demonstrate certain characteristics including, but not limited to, a predetermined margin of safety, minimum total return thresholds, significant structural protections, and an asymmetric payoff profile.

Sourcing Channels

The Adviser is backed by the expansive infrastructure of FS Investments $21 billion platform (as of June 30, 2020) and seeks to take advantage of the market intelligence across the firm, while also capitalizing on the extensive network of relationships and referral sources, including dealer desks, deal sponsors, law firms, accounting firms, financial and operational institutions, financing providers and distribution partners. This network may lead to incremental investment opportunities, which may in turn lead to consistent, high-quality deal flow and may also provide significant benefits to those investments by providing an additional layer of due diligence capabilities.

Investment Diligence

The Adviser’s investment team practices stringent deal discipline and utilizes a private equity approach to due diligence that focuses on downside protection and a sufficient margin of safety. The Master Fund conducts a rigorous and detail-oriented due diligence process that includes examining information provided by the target company and external sources to determine whether the investment meets the Master Fund’s basic investment criteria and other guidelines which focuses in part on proper allocation of the Master Fund’s portfolio among various issuers and industries and expected probability of attractive returns with identifiable downside risk.

With respect to each prospective investment, the Adviser will consistently conduct a comprehensive analysis before undertaking an investment, which may include:

•

deep dive analysis of the company and industry with a focus on both the micro and macro issues affecting the business and industry, working with industry consultants, former executives and research providers when appropriate to help formulate our view;

•	operational analysis to identify the key risks and opportunities of the target’s business, including a detailed review of historical and projected financial results;

•	a review of industry dynamics, competitive landscape and global macroeconomic and microeconomic factors affecting the target company;

•	detailed evaluations of capital structure intricacies including covenant packages, security agreements, guarantees, inter-creditor relationships and creditor / shareholder rights;

•	review of collateral, collateral rights, and company assets;

•	detailed valuation of the business with multiple scenario analysis;

•	a detailed analysis of regulatory, tax and legal matters, including applicable case law, local laws and creditors’ rights, and any legal vagaries that can create leverage for debtor and creditors;

•	a review by legal and accounting professionals and environmental or other industry consultants, if necessary;

•	management reference and background checks, if necessary; and

•	a review of management and key personnel experience and track record, including understanding management/owner incentives for both the business and underlying securities.

Selection & Structuring

The Adviser seeks to identify and refine a broad pool of investment prospects and selectively invest in a limited number of such opportunities that the Adviser believes will offer superior risk-adjusted returns. For each investment, the team constructs a base, upside, and downside case analysis. Key criteria for investment selection include items such as margin of safety with respect to valuation, enterprise value and price volatility, predictability of cash flows, appropriate structural protections, asymmetric payoff profile, minimum return threshold, and anticipated duration. With respect to capital structure solutions investments, the Adviser’s investment team employs a hands on approach to negotiate covenants, deal structure and other protections to safeguard the investments. Additionally, if there are negotiations with companies regarding amemdments, restructuring covenant changes, etc., the Adviser will work with other investors to secure additional contractual rights and protections to enhance the investment profile when possible.

Portfolio Construction

The Master Fund invests in high conviction investment opportunities that meet specific diversification and concentration limits. In identifying and refining the universe of investment opportunities, the Adviser considers industry and investment diversification, current yield vs. total return and instrument types. Given the various areas of focus: opportunistic credit, special situations and capital structure solutions investments, the Adviser anticipates that the portfolio will have a mix of bespoke loans and other instruments The exact mix of these three components of the strategy will be dictated by the available market opportunities and the attractiveness of such opportunities.

The Master Fund seeks to underwrite the majority of the portfolio to have a hold period of two to four years. The Master Fund intends to invest primarily in unrated or below-investment grade corporate credit instruments. The Master Fund’s investment portfolio consists primarily of secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments. The Master Fund anticipates that a large portion of its portfolio will be comprised of secured credit.

Risk Management

The Adviser employs a risk management framework that is a combination of investment monitoring, macro monitoring and portfolio monitoring. At the investment level we track investment progress, key milestones, industry changes, fundamentals and comparable company performance with a focus toward anticipating negative credit events or other adverse outcomes that may affect the value of the Master Fund’s investments and altering the position when possible. Ongoing due diligence may include closely tracking industry and company trends, engaging third-party consultants or advisors to discuss the portfolio company’s financial position, reviewing and projecting compliance with covenants throughout the capital structure, monitoring underlying catalysts and events driving an investment thesis and any other factors that are expected to impact the value of the securities held by the Master Fund. In addition, while the Master Fund’s assets will generally be invested in passive positions, it is possible in certain circumstances that the Master Fund may acquire controlling positions in issuers or seek active participation in the form of representation on creditors’ committees, equity holders’ committees or other groups to protect or enhance positions. The Master Fund may receive financial and other reports from its privately held portfolio companies detailing operating performance, sales volumes, margins, cash flows, financial position and other key operating metrics. The Adviser will seek to use this data, combined with channels of due diligence, which may include information gained through contact with the portfolio company’s management, customers, suppliers and competitors, market research and other methods, to conduct an ongoing, rigorous assessment of the portfolio company’s operating performance and business prospects.

With respect to macro monitoring, the Adviser tracks the macro environment and outlook and tries to project how potential impending changes to the macro environment can affect underlying investments. Positions and focus can be altered as a result of these views.

Lastly, the Adviser employs portfolio level risk monitoring. The Adviser looks at both fundamental risk and market risk by modeling certain downside scenarios, historical stress and market fluctuations over time to define the risks of the portfolio as a whole. Portfolio level hedging may be used at times to reduce market risk or certain other portfolio level risk factors.

Valuation Process

The Boards are solely responsible for the valuation of the Master Fund’s portfolio investments at fair value as determined in good faith pursuant to the Master Fund’s valuation policy and consistently applied valuation process. The Boards have delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Master Fund’s valuation policy to Master Fund’s management, which is comprised of officers and employees of the Adviser, and has authorized the Adviser to utilize the independent third-party pricing services and independent third-party valuation services that have been approved by the Boards. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Boards have adopted methods for determining the fair value of such securities and other assets. The Feeder Funds currently utilize the Master Fund’s NAV per Master Fund Share, as determined by the Master Fund in accordance with the methodology described in the Master Fund’s valuation policy, in determining each Feeder Fund’s NAV per Share. Valuations of Master Fund investments are disclosed in reports publicly filed with the SEC.

Exit of Investment Positions

The Master Fund expects that a portion of its investments will be sold in actively-traded secondary markets. The Master Fund will generally seek to exit an investment position after the relevant opportunistic credit opportunity, special situation or capital structure solution opportunity giving rise to the investment opportunity has been resolved. However, the Master Fund may seek to exit an investment position prior to any such resolution if the facts or circumstances surrounding the investment thesis changes. For less liquid positions, including capital structure solution investments, the Master Fund intends to primarily make investments where the Adviser believes the borrower will have ample means to repay such investment at or prior to maturity from proceeds from cash flow, a debt refinancing, equity issuance, an initial public offering of equity securities, a merger, or a sale of a business.

Borrowings

The Master Fund is permitted to borrow using any form or combination of financial leverage instruments, including credit facilities such as bank loans or commercial paper, the issuance of preferred shares or notes, reverse repurchase agreements or other forms of synthetic leverage. Subject to prevailing market conditions, the Master Fund may add financial leverage to its portfolio representing up to 33 1/3% (in the event leverage is obtained solely through debt) to 50% (in the event leverage is obtained solely though preferred stock) of the Master Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such instruments, which is the maximum amount permitted under the 1940 Act). The Master Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Master Fund’s assessment of market conditions and the investment environment.

The 1940 Act generally limits the extent to which the Master Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, swaps, futures and forward contracts, options, the leverage incurred in securities lending and other derivative transactions or short selling, together with any other senior securities representing indebtedness, to 33 1/3% of the Master Fund’s total assets at the time utilized. In addition, the 1940 Act limits the extent to which the Master Fund may issue preferred shares to 50% of the Master Fund’s total assets (less the Master Fund’s obligations under senior securities representing indebtedness). “Covered” reverse repurchase agreements, swaps, futures and forward contracts, options, securities lending arrangements and other derivative transactions or short selling will not be counted against the foregoing limits under the 1940 Act, but the assets used to “cover” may not be counted as part of the Master Fund’s total assets for purposes of the 33 1/3% and 50% limits. The Master Fund “covers” its derivative positions by segregating an amount of cash and/or liquid securities to the extent required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

Alternatively, the Master Fund may enter into an offsetting position or own positions covering its obligations with respect to a transaction; otherwise, the transaction will be considered “uncovered.” The Master Fund may not cover an applicable derivative transaction if it does not need to do so to comply with the requirements of the 1940 Act and, in the view of the Adviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Master Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and coverage requirements will not limit or offset losses on related positions.

The use of leverage creates an opportunity for increased income and returns for Master Fund shareholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV of and distributions on Master Fund Shares. There can be no assurance that the Master Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Master Fund may be subject to investment restrictions of one or more nationally recognized statistical rating organizations (“NRSROs”) and/or credit facility lenders as a result of its use of financial leverage. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Master Fund by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede the Adviser in managing the Master Fund’s portfolio in accordance with its investment objectives and strategies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Master Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Master Fund’s investment income and returns. In addition, the Master Fund expects that any notes it issues or credit facility/commercial paper program it enters into would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Master Fund. These covenants would also likely limit the Master Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Master Fund Board and Master Fund shareholders to change fundamental investment policies.

COMPARISON OF PRINCIPAL RISK FACTORS

The Feeder Funds and the Master Fund have identical principal risk factors, because the Feeder Funds have the same investment objectives as the Master Fund and invest substantially all of their assets in the Master Fund. The risks are summarized below.

Credit Risk. The Master Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Master Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Master Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Master Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Master Fund. Moreover, the Master Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Master Fund may not have priority over other creditors as anticipated. The Master Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Master Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Master Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Non-U.S. Securities Risk. Investments in certain securities and other instruments of non-U.S. issuers or borrowers, or non-U.S. securities, involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Master Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Master Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Master Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Master Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.

Foreign Currency Risk. Investments made by the Master Fund, and the income received with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Master Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Master Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Master Fund. In addition, the Master Fund may incur substantial costs in converting investment proceeds from one currency to another. The Master Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Master Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Funds may also be adversely affected as a result.

Derivatives Risk. The Master Fund may use derivative instruments including, in particular, swaps and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Master Fund invests in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Funds to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk. Furthermore, the Master Fund’s ability to successfully use derivatives depends on the Adviser’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured.

Additionally, segregated liquid assets, amounts paid by the Master Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Master Fund for investment purposes.

Furthermore, the Master Fund’s ability to successfully use derivatives depends on the Adviser’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Master Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Master Fund for investment purposes.

Rule 144A Securities Risk. The Master Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933, as amended (the “Securities Act”). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Funds pursuant to Rule 144A, the Funds intend to treat such securities as liquid securities in accordance with procedures approved by the Boards. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Boards direct the Adviser to carefully monitor the Master Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Master Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

LIBOR Risk. The Funds are exposed to risks associated with changes in interest rates, including with respect to the phase out of LIBOR. The Funds are subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Master Fund’s investments, investment opportunities and cost of capital and, accordingly, may have a material adverse effect on its investment objectives, its rate of return on invested capital and its ability to service its debt and make distributions to its stockholders. In addition, an increase in interest rates would make it more expensive to use debt for the Funds’ financing needs, if any.

The Master Fund’s investment portfolio primarily consists of senior secured debt with maturities typically ranging from three to seven years. The longer the duration of these securities, generally, the more susceptible they are to changes in market interest rates. As market interest rates increase, those securities with a lower yield-at-cost can experience a mark-to-market unrealized loss. An impairment of the fair market value of the Master Fund’s investments, even if unrealized, must be reflected in its financial statements for the applicable period and may therefore have a material adverse effect on its results of operations for that period.

Because the Master Fund incurs indebtedness to make investments, the Master Fund’s net investment income is dependent, in part, upon the difference between the rate at which the Master Fund borrows funds or pays interest on outstanding debt securities and the rate at which it invests these funds. An increase in interest rates would make it more expensive to use debt to finance the Master Fund’s investments or to refinance its current financing arrangements. In addition, certain of the Master Fund’s financing arrangements provide for adjustments in the loan interest rate along with changes in market interest rates. Therefore, in periods of rising interest rates, the Master Fund’s cost of funds will increase, which could materially reduce its net investment income. Any reduction in the level of interest rates on new investments relative to interest rates on the Master Fund’s current investments could also adversely impact its net investment income.

The Master Fund has and may continue to structure the majority of its debt investments with floating interest rates to position its portfolio for rate increases. However, there can be no assurance that this will successfully mitigate the Master Fund’s exposure to interest rate risk. For example, in the event of a rising interest rate environment, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, the Master Fund’s fixed rate investments may decline in value because the fixed rate of interest paid thereunder may be below market interest rates.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. It is unclear if at that time LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. In addition, in April 2018, the Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, announced a preferred replacement of U.S. dollar LIBOR with a new index, calculated by reference to short-term repurchase agreements collateralized by U.S. Treasury securities, called the Secured Overnight Financing Rate, or SOFR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. Although a SOFR-derived rate appears to be the preferred replacement rate for U.S. dollar LIBOR, at this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates or other reforms to LIBOR for U.S. dollars and other major currencies that may occur in the United States, the United Kingdom or elsewhere. As such, the potential effect of the phase-out or replacement of LIBOR on the Master Fund’s cost of capital and net investment income cannot yet be determined. If LIBOR ceases to exist, the Master Fund may need to renegotiate any credit or similar agreements extending beyond 2021 with its portfolio companies that utilize LIBOR as a factor in determining the interest rate and certain of its existing credit facilities, in each case to replace LIBOR with the new standard that is established. Moreover, the discontinuation of LIBOR and the transition to an alternative benchmark rate may adversely impact the functioning, liquidity, volatility and value of floating rate income securities and could lead to significant short-term and long-term uncertainty and market instability. These risks will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. These events may also increase the difficulty of borrowing or refinancing and may diminish the effectiveness of hedging strategies. The precise impacts of a transition away from LIBOR on the Master Fund, on floating rate income securities in which it may invest and on the financing market generally remain uncertain. Additionally, because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace an interbank offered rate with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued proposed regulations regarding the tax consequences of the transition from interbank offered rates to new reference rates in debt instruments and non-debt contracts. Under the proposed regulations, to avoid such alteration or modification of the terms of a debt instrument being treated as a taxable exchange, the fair market value of the modified instrument or contract must be substantially equivalent to its fair market value before the qualifying change was made. The IRS may withdraw, amend or finalize, in whole or part, these proposed regulations and/or provide additional guidance, with potential retroactive effect.

Furthermore, because a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the Master Fund’s debt investments, an increase in interest rates would make it easier for the Master Fund to meet or exceed the incentive fee hurdle rate in the investment advisory agreement and may result in a substantial increase of the amount of incentive fees payable to the Advisor with respect to pre-incentive fee net investment income.

Pandemic Risk. The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Funds hold, and may adversely affect the Funds’ investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the market place, including stock market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Master Fund’s investments, the Funds and a shareholder’s investment in the Funds. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Funds being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

To satisfy any shareholder repurchase requests during periods of extreme volatility, such as those associated with COVID-19, it is more likely the Master Fund may be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value.

The Funds and the Adviser have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Funds, their portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Funds, the Adviser and service providers, or the Master Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Adviser relies and could otherwise disrupt the ability of the Funds’ service providers to perform essential tasks.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes are being implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of recent efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. The duration of the COVID-19 outbreak and its full impacts are unknown, resulting in a high degree of uncertainty for potentially extended periods of time.

COMPARATIVE FEES AND EXPENSES

The following tables (1) compare the fees and expenses of the Feeder Funds and the Master Fund for the year ended December 31, 2019 and (2) show the estimated fees and expenses for the Master Fund combined with the Feeder Funds on an estimated pro forma basis after giving effect to the Reorganization as if the Reorganization had occurred on December 31, 2019 (adjusted for current fees). Pro forma expense levels should not be considered an actual representation of future expenses or performance. Pro forma levels project anticipated expense levels but actual expenses may be greater or less than those shown. Shareholders will not incur any sales loads or other transaction charges as a result of the Reorganization. However, through its investment in a Feeder Fund, each shareholder of a Feeder Fund will indirectly bear a portion of the Reorganization costs paid by the Master Fund. The Reorganization costs allocated to the Master Fund are expected to be approximately $436,500 or 0.03% of Fund assets, which are not reflected in the fee table below.

Current and Pro Forma Expenses

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	FS Global Credit Opportunities Fund — ADV	FS Global Credit Opportunities Fund — T	FS Global Credit Opportunities Fund — A	FS Global Credit Opportunities Fund — D	FS Global Credit Opportunities Fund — T2	FS Global Credit Opportunities Fund (Master Fund)	Master Fund After Reorganization (Pro Forma Combined)
Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)(1)	None	None	None	None	None	None	None
Offering expenses(2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total shareholder transaction expenses	None	None	None	None	None	None	None

Annual Expenses (as a percentage of net assets attributable to common shares)

Management Fee(3)(4)	0.00%	0.00%	0.00%	0.00%	0.00%	2.06%	2.06%
Incentive Fee(3)(4)	0.00%	0.00%	0.00%	0.00%	0.00%	1.01%	1.01%
Interest Payments on Borrowed Funds	0.00%	0.00%	0.00%	0.00%	0.00%	1.50%	1.50%
Other Expenses(5)	1.00%	1.69%	0.23%	0.24%	1.97%	0.71%	0.67%
Acquired Fund Fees and Expenses(6)	5.28%	5.28%	5.28%	5.28%	5.28%	0.00%	0.00%

Total Annual Expenses	6.28%	6.97%	5.51%	5.52%	7.25%	5.28%	5.24%

(1)	None of the Feeder Funds conducted a public offering of common shares during 2019. Shares issued pursuant to the Feeder Funds’ distribution reimbursement plan are not subject to a sales load.
(2)	The Feeder Funds’ and Master Fund’s offering expenses for 2019 prior to the Reorganization is de minimis because no shares are being offered to the public.
(3)

For the services it provides to the Funds, the Adviser is entitled to a fee consisting of two parts—a management fee and an incentive fee. The Feeder Funds do not incur a separate management fee or incentive fee, but the Feeder Funds are indirectly subject to the Master Fund’s management fee and incentive fee incurred pursuant to an investment advisory agreement by and between the Master Fund and the Adviser.

(4)

Effective May 10, 2019, the Master Fund and the Adviser entered into a new investment advisory agreement, dated as of April 18, 2019, or the 2019 investment advisory agreement. Pursuant to the 2019 investment advisory agreement, the Adviser is entitled to (a) an annual management fee of 1.50% of the Master Fund’s average daily gross assets (gross assets equals total assets set forth on the Fund’s consolidated statement of assets and liabilities) and (b) an incentive fee based on the Master Fund’s performance. Management fees are calculated and payable quarterly in arrears. Under the 2019 investment advisory agreement, the incentive fee is calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Master Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. The management fee and incentive fee of the Master Fund reflect the fee changes pursuant to the 2019 investment advisory agreement as if such fee changes had been in place for the full fiscal year ended December 31, 2019.
(5)

In the case of the Feeder Funds, other expenses primarily include accounting, transfer agent, audit and tax fees, printing costs and excise taxes, as well as the reimbursement of the compensation of administrative personnel. During the year ended December 31, 2019, 0.00% and 0.22% of operating expenses were reimbursed by the Adviser for FS Global Credit Opportunities Fund – ADV and FS Global Credit Opportunities Fund – T2, respectively. During the year ended December 31, 2019, no amount of operating expenses were reimbursed by the Adviser for FS Global Credit Opportunities Fund – A, FS Global Credit Opportunities Fund – D and FS Global Credit Opportunities Fund – T. The amounts presented in the table reflect actual amounts incurred during the year ended December 31, 2019.

In the case of the Master Fund, other expenses primarily include accounting, legal and audit and tax fees and excise taxes, as well as the reimbursement of the compensation of administrative personnel and fees payable to the Trustees who do not also serve in an executive officer capacity for the Feeder Funds, the Master Fund or the Adviser. During the year ended December 31, 2019, no amount of operating expenses were reimbursed by the Adviser for the Master Fund. The amounts presented in the table reflect actual amounts incurred during the year ended December 31, 2019.

(6)

Acquired fund fees and expenses reflect the fees and expenses incurred indirectly by each Feeder Fund as a result of each Feeder Fund’s investment in the Master Fund. The total annual expenses line item disclosed above for each Feeder Fund is different from the ratio of expenses to average net assets that is disclosed in each Feeder Fund’s Financial Highlights to its Annual Report, which reflects the operating expenses of each Feeder Fund and does not include the portion of the Master Fund’s fees and expenses incurred indirectly by each Feeder Fund, as required to be disclosed in the above table.

EXPENSE EXAMPLES

The examples are intended to help you compare the cost of investing in the Feeder Funds versus the Master Fund, and the Master Fund (Pro Forma) assuming the Reorganization takes place. The examples assume that you invest $1,000 for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the operating expenses would remain at the percentage levels set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs are described below (in thousands) for the Feeder Funds and Master Fund.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
FS Global Credit Opportunities Fund – ADV	$62	$185	$304	$589
FS Global Credit Opportunities Fund – T	$69	$203	$332	$632
FS Global Credit Opportunities Fund – A	$55	$164	$272	$537
FS Global Credit Opportunities Fund – D	$55	$164	$272	$538
FS Global Credit Opportunities Fund – T2	$72	$192	$309	$590
Master Fund	$53	$158	$262	$521
Master Fund (Pro Forma)	$52	$157	$260	$518

COMPARISON OF DISTRIBUTION/PURCHASE/REPURCHASE POLICIES AND DISTRIBUTION REINVESTMENT PLAN

Offering of Shares

Each Feeder Fund has closed its continuous public offering to new investors as of October 2017 with respect to FS Global Credit Opportunities Fund – ADV and FS Global Credit Opportunities Fund – T2, June 2017 with respect to FS Global Credit Opportunities Fund – T and April 2016 with respect to FS Global Credit

Opportunities Fund – D and FS Global Credit Opportunities Fund – A. Common shares of beneficial interest (“Shares”) of the Master Fund are issued solely to the Feeder Funds in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of and/or Regulation D under the Securities Act.

Series 2023 Term Preferred Shares

On August 9, 2018, the Master Fund issued Term Preferred Shares, Series 2023, consisting of 45,000 shares of its Term Preferred Shares, Series 2023—Floating Rate (the “Floating Rate Shares”) and 55,000 shares of its Term Preferred Shares, Series 2023—Fixed Rate (the “Fixed Rate Shares”) (collectively, the “Series 2023 Term Preferred Shares”) at a price of $1,000 per share. The Term Preferred Shares were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act, for net proceeds before expenses of approximately $99,625,000. The Master Fund will be required to redeem all of the Term Preferred Shares on August 1, 2023 at a liquidation price of $1,000 per share, unless redeemed in accordance with their terms prior to such date. The Master Fund may, at its sole option, redeem the outstanding Floating Rate Shares at the liquidation price and may, at its sole option, redeem the Fixed Rate Shares subject to payment of a make-whole premium. Dividends on the Floating Rate Shares are payable quarterly in arrears on the first business day of each calendar quarter, commencing on October 1, 2018, at a floating rate calculated by reference to the three-month LIBOR based on the U.S. dollar plus 1.85% per annum. Dividends on the Fixed Rate Shares are payable semi-annually in arrears on February 1 and August 1 of each year, commencing on February 1, 2019, at a fixed annual rate of 4.818%.

Series 2026 Term Preferred Shares

On November 1, 2018, the Master Fund issued 100,000 of its Term Preferred Shares, Series 2026 (the “Series 2026 Term Preferred Shares”) at a price of $1,000 per share. The Series 2026 Term Preferred Shares (collectively with the Series 2023 Term Preferred Shares, the “Term Preferred Shares”) were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act, for net proceeds before expenses of approximately $99,375,000.

The Master Fund will be required to redeem all of the Series 2026 Term Preferred Shares on February 1, 2026 at a liquidation price of $1,000 per share, unless redeemed in accordance with their terms prior to such date. The Master Fund may, at its sole option, redeem the Series 2026 Term Preferred Shares subject to payment of a make-whole premium through November 1, 2025 and at the liquidation price thereafter. However, in the event that either (i) the holders of the Series 2026 Term Preferred Shares seek to replace any existing trustee or nominate any additional trustee to the Master Fund’s board pursuant to a proxy contest, except for the exercise by the holders of preferred shares’ right to appoint a majority of the trustees upon a failure to pay dividends, or (ii) the Series 2026 Term Preferred Shares do not have at least one credit rating equal to or higher than Baa3 (or the equivalent) by Moody’s or BBB- (or the equivalent) by Standard & Poor’s Rating Services issued by a nationally recognized statistical rating organization (an “Investment Grade Rating”), and certain operational conditions are satisfied, then the Master Fund may, at its sole option, redeem the Series 2026 Term Preferred Shares at the liquidation price without the payment of a make-whole premium. Dividends on the Series 2026 Term Preferred Shares are payable semi-annually in arrears on February 1 and August 1 of each year, commencing on February 1, 2019, at a fixed annual rate of 5.426%. In the event that the Series 2026 Term Preferred Shares do not have an Investment Grade Rating for a period of 75 consecutive days, unless certain operational conditions are satisfied, a default rate of an additional 3.50% per annum will be added to the dividend rate.

Series 2025 Term Preferred Shares

On October 22, 2020, the Master Fund issued 50,000 of its Term Preferred Shares, Series 2025 (the “Series 2025 Term Preferred Shares”) at a price of $1,000 per share. The Series 2025 Term Preferred Shares were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act, for net proceeds before expenses of approximately $50,000,000.

The Master Fund will be required to redeem all of the Series 2025 Term Preferred Shares on November 1, 2025 at a liquidation price of $1,000 per share, unless redeemed in accordance with their terms prior to such date. The Master Fund may, at its sole option, redeem the Series 2025 Term Preferred Shares subject to payment of a make-whole premium prior to October 22, 2023 and at the liquidation price thereafter. Dividends on the Series 2025 Term Preferred Shares are payable semi-annually in arrears on May 1 and November 1 of each year, commencing on May 1, 2021, at a fixed annual rate of 4.49%.

Series 2025-2 Term Preferred Shares

On October 22, 2020, the Master Fund issued 50,000 of its Term Preferred Shares, Series 2025-2 (the “Series 2025-2 Term Preferred Shares”) at a price of $1,000 per share. The Series 2025-2 Term Preferred Shares were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act, for net proceeds before expenses of approximately $50,000,000.

The Master Fund will be required to redeem all of the Series 2025-2 Term Preferred Shares on November 1, 2025 at a liquidation price of $1,000 per share, unless redeemed in accordance with their terms prior to such date. The Master Fund may, at its sole option, redeem the Series 2025-2 Term Preferred Shares subject to payment of a make-whole premium prior to May 1, 2025 and at the liquidation price thereafter. Dividends on the Series 2025-2 Term Preferred Shares are payable semi-annually in arrears on May 1 and November 1 of each year, commencing on May 1, 2021, at a fixed annual rate of 4.00%.

Term Preferred Shares

The Term Preferred Shares will rank senior in right of payment to the Master Fund’s Shares, and will rank equal in right of payment with any other classes of preferred shares that the Master Fund may issue in the future and will be subordinated in right of payment to the Master Fund’s existing and future indebtedness.

The terms of the Term Preferred Shares require the Master Fund to maintain asset coverage, as defined in Section 18 of the 1940 Act and modified for certain limitations on investments in issuers in a consolidated group and in equity securities, with respect to the Term Preferred Shares of at least 225%. The holders of the Term Preferred Shares (together with the holders of any additional series of preferred shares which the Master Fund may issue in the future) are entitled as a class to elect two of the Master Fund’s trustees at all times, and, if dividends on any outstanding Term Preferred Shares are in arrears by two years or more, to elect a majority of the Master Fund’s trustees.

The Term Preferred Shares are considered debt of the Master Fund for accounting purposes; therefore, the liquidation preference, which approximates fair value of the Term Preferred Shares, is recorded as a liability on its consolidated statement of assets and liabilities net of deferred financing costs. The Term Preferred Shares are treated as equity for tax purposes.

As of December 31, 2019, $198,706,000 was outstanding under the Term Preferred Shares, net of discounts and deferred financing costs of $794,000 and $500,000, respectively. The Master Fund incurred costs in connection with issuing the Term Preferred Shares, which the Master Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the Term Preferred Shares. As of December 31, 2019, $500,000 of such deferred financing costs had yet to be amortized to interest expense.

Distributions

Currently, subject to the discretion of the Boards and applicable legal restrictions, the Funds intend to authorize and declare and pay ordinary cash distributions on a monthly basis. As to each Feeder Fund, any such ordinary cash distributions are paid using ordinary cash distributions received from the Master Fund, net of any Feeder Fund operating expenses, as applicable. At least annually, the Funds intend to authorize and declare special cash distributions of net realized long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed. As to each Feeder Fund, such special cash distributions are expected to be paid using special cash distributions received from the Master Fund. Distributions to the Funds’ shareholders are recorded as of the record date.

Dividends on the Floating Rate Shares are payable quarterly in arrears on the first business day of each calendar quarter at a floating rate calculated by reference to the three-month LIBOR based on the U.S. dollar plus 1.85% per annum. Dividends on the Fixed Rate Shares are payable semi-annually in arrears on February 1 and August 1 of each year at a fixed annual rate of 4.818%. Dividends on the Series 2026 Term Preferred Shares are payable semi-annually in arrears on February 1 and August 1 of each year at a fixed annual rate of 5.426%. Dividends on the Series 2025 Term Preferred Shares are payable semi-annually in arrears on May 1 and November 1 of each year at a fixed annual rate of 4.49%. Dividends on the Series 2025-2 Term Preferred Shares are payable semi-annually in arrears on May 1 and November 1 of each year at a fixed annual rate of 4.00%. Distributions to holders of Term Preferred Shares are accrued on a daily basis. For tax purposes, the payments made to holders of the Master Fund’s Term Preferred Shares are treated as distributions. Distributions to the Master Fund’s shareholders are recorded as of the record date.

Following the Reorganization, the Master Fund intends to authorize, declare and pay ordinary cash distributions on a monthly or quarterly basis with respect to Shares of the Fund. Distributions to holders of each Term Preferred Shares will not be affected by the Reorganization.

Distribution Reinvestment Plan

The Feeder Funds have adopted “opt in” distribution reinvestment plans (together, the “DRPs”) pursuant to which the Feeder Funds’ shareholders may elect to have the full amount of their cash distributions reinvested in additional Shares of the applicable Feeder Fund. Participants in each Feeder Fund’s DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the applicable DRP. If a shareholder does not elect to participate in the applicable Feeder Fund’s DRP, the shareholder will automatically receive any distributions the applicable Feeder Fund declares in cash. For example, if a Feeder Fund’s Board authorizes, and the Feeder Fund declares, a cash distribution, then if a shareholder has “opted in” to the DRP, the shareholder will have the cash distribution reinvested in additional shares, rather than receiving the cash distribution. The Feeder Funds expect to issue Shares pursuant to the DRPs on the distribution payment date at a price equal to the NAV per Share of such Feeder Fund’s Shares on such distribution payment date. Shares issued pursuant to the DRPs will have the same voting rights as Shares offered in the Feeder Funds’ continuous public offerings.

If a shareholder wishes to receive their distributions in cash, no action is required by the shareholder. If a shareholder is a registered shareholder, the shareholder may elect to have their entire distribution reinvested in Shares by notifying DST Systems, Inc., the plan administrator and the Funds’ transfer agent, in writing at the address set forth below so that such notice is received by the plan administrator no later than the record date for distributions to shareholders. If a shareholder elects to reinvest their distributions in additional Shares, the plan administrator will set up an account for Shares acquired through the DRP and will hold such Shares in non-certificated form. If Shares are held by a broker or other financial intermediary, a shareholder may “opt in” to the DRP by notifying their broker or other financial intermediary of their election.

The Feeder Funds use newly issued Shares under the DRP. The number of Shares the Feeder Fund issues to a shareholder is determined by dividing the total dollar amount of the cash distribution payable to the shareholder by a price equal to the NAV per Share on the date of issuance.

There are no selling commissions, dealer manager fees or other sales charges to a shareholder if they elect to participate in the DRP. Each Feeder Fund pays the plan administrator’s fees under the DRP. If a shareholder elects to have his or her cash distributions reinvested in additional Shares, the shareholder generally is subject to the same U.S. federal, state and local tax consequences as the shareholder would have had if the shareholder elected to receive their distributions in cash. A shareholder’s basis for determining gain or loss upon the sale of Shares received in a distribution from each Feeder Fund will be equal to the total dollar amount of the distribution payable in cash. Any Shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the Shares are credited to the Shareholder’s account.

The Feeder Funds reserve the right to amend, suspend or terminate the DRP. Each registered shareholder may terminate his, her or its enrollment under the DRP by sending written notice to the plan administrator at FS Global Credit Opportunities Fund, c/o DST Systems, Inc., P.O. Box 219095, Kansas City, Missouri 64121-9095. Such termination will be effective immediately if the registered shareholder’s notice is received by the plan administrator at least five business days prior to any distribution payment date; otherwise, such termination will be effective only with respect to any subsequent distribution. Any other correspondence concerning the DRP should be directed to the plan administrator by mail at the applicable Feeder Fund, c/o DST Systems, Inc., P.O. Box 219095, Kansas City, Missouri 64121-9095. A shareholder may obtain a copy of the DRP by request to the plan administrator or by contacting the Feeder Fund.

The Master Fund has adopted a substantially similar DRP as is currently in effect for the Feeder Funds, which will be effective immediately following the closing of the Reorganization. Feeder Fund shareholders that have “opted in” to the DRP for their respective Feeder Fund will continue to receive distributions in shares of the Master Fund following the Reorganization. Those Feeder Fund shareholders that have “opted in” to the DRP for their respective Feeder Fund and do not wish to participate in the Master Fund DRP must contact the plan administrator at the contact information provided above.

Share Repurchase Program

To provide shareholders with limited liquidity, the Feeder Funds currently intend to conduct quarterly repurchases of Shares. Any offer to repurchase Shares is conducted solely through written tender offer materials mailed to each shareholder. The Feeder Funds’ quarterly repurchases are conducted on such terms as may be determined by the Boards in its complete and absolute discretion unless, in the judgment of the independent trustees, such repurchases would not be in the best interests of shareholders or would violate applicable law. The Boards consider the following factors, among others, in making its determination regarding whether to cause the Feeder Funds to offer to repurchase Shares and under what terms:

•	The effect of such repurchases on each Feeder Fund’s and/or the Master Fund’s qualification as a regulated investment company for purposes of the Code;

•	The liquidity of the Master Fund’s assets (including fees and costs associated with disposing of assets);

•	The Master Fund’s investment plans;

•	The Feeder Funds’ and the Master Fund’s working capital requirements;

•	The Feeder Funds’ history in repurchasing Shares or portions thereof; and

•	The condition of the securities markets.

Each Feeder Fund limits the maximum number of Shares to be repurchased for any repurchase offer to the lesser of (i) the greater of (x) the number of Shares that each Feeder Fund can repurchase with the proceeds it receives from the sale of Shares under each Feeder Fund’s distribution reinvestment plan during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase Shares on each previous repurchase date for tender offers conducted during such period) (this limitation is referred to as the twelve-month repurchase limitation) and (y) the number of Shares that each Feeder Fund can repurchase with the proceeds it receives from the sale of Shares under each Feeder Fund’s DRP during the three-month period ending on the expiration date of such repurchase offer (this limitation is referred to as the three-month repurchase limitation) and (ii) 20.0% of the weighted average number of Shares outstanding in the prior calendar year, or 5.0% in each calendar quarter. As a result, the maximum number of Shares to be repurchased for any repurchase offer will not exceed the lesser of (i) 20.0% of the weighted average number of Shares outstanding in the prior calendar year, or 5.0% in each calendar quarter, and (ii) the greater of the twelve-month repurchase limitation described in clause (i)(x) above and the three-month repurchase limitation described in clause (i)(y) above. Each Feeder Fund offers to repurchase such Shares at a price equal to the net asset value per Share in effect on each date of repurchase.

Historically, the Master Fund has repurchased Shares held by each Feeder Fund to the extent necessary to accommodate repurchase requests under each Feeder Fund’s share repurchase program. However, immediately prior the Closing, the Master Fund will implement a share repurchase program substantially similar to the program currently in effect for each Feeder Fund to provide liquidity to shareholders.

Shares of FS Global Credit Opportunities Fund – T2 are subject to an annual distribution fee of 1.33% of the NAV of Shares for the Fund, which will terminate upon the Reorganization. Shareholders of the Master Fund will not be subject to a distribution fee.

TAX ASPECTS

The following is a description of certain material U.S. federal income tax considerations applicable to the Funds and an investment in the Funds. The discussion below provides general tax information related to an investment in the Funds, but does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Funds and does not address any state, local, non-U.S. or other tax consequences. It is based on the Code and U.S. Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; insurance companies; U.S. shareholders (as defined below) whose functional currency (as defined in Section 985 of the Code) is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a shareholder that holds Shares as a capital asset. A “U.S. shareholder” generally is a beneficial owner of Shares who is for U.S. federal income tax purposes: (1) an individual who is a citizen or resident of the United States; (2) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner or other owner and the activities of the partnership. A prospective shareholder that is a partner or other owner in a partnership holding Shares should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of Shares.

The discussion set forth herein does not constitute tax advice. Tax laws are complex and often change, and shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Funds.

Taxation of the Funds

The Funds have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as regulated investment companies, or RICs, under Subchapter M of the Code. As RICs, the Funds generally will not have to be subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that they distribute as dividends for U.S. federal income tax purposes to shareholders. Similarly, as RICs, the Funds generally will not have to be subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes as dividends for U.S. federal income tax purposes to shareholders. To qualify as RICs in any tax year, the Funds must, among other things, satisfy both an income composition test and an asset composition test. Because each Feeder Fund invests substantially all of its net assets in the Master Fund, each Feeder Fund will generally qualify as a RIC if the Master Fund qualifies as a RIC. Each of the Funds will qualify as a RIC if (i) at least 90% of each of the Fund’s gross income in respect of such tax year consists of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly-traded partnerships” (such income, “Qualifying RIC Income”) and (ii) each Fund’s holdings are diversified so that, at the end of each quarter of such tax year, (a) at least 50% of the value of each of the Fund’s total assets is represented by cash and cash equivalents, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of each of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly-traded partnerships.” The Master Fund’s share of income derived from a partnership other than a “qualified publicly-traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Master Fund. A “qualified publicly-traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (1) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (2) less than 90% of its gross income for the relevant tax year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). Each of the Funds anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

In addition, in order to maintain RIC tax treatment, each of the Funds must distribute on a timely basis with respect to each tax year amounts treated as dividends for U.S. federal income tax purposes of an amount at least equal to 90% of the sum of its “investment company taxable income” and its net tax-exempt interest income, determined without regard to any deduction for dividends paid, for such tax year to Fund shareholders (the “90% distribution requirement”). If the Funds qualify as RICs and satisfy this distribution requirement, the Funds generally will not be subject to U.S. federal income tax on their “investment company taxable income” and net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that they distribute as dividends for U.S. federal income tax purposes to their respective shareholders (including amounts that are reinvested pursuant to the Funds’ DRP). In general, a RIC’s “investment company taxable income” for any tax year is its taxable income, determined without regard to net capital gains and with certain other adjustments. The Funds intend to distribute all or substantially all of their “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis. Any taxable income, including any net capital gains, that the Funds do not distribute in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

If the Master Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to Master Fund shareholders, including the Feeder Funds. If the Master Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gains attributed to the Feeder Funds as a Master Fund shareholder as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Master Fund on such undistributed net capital gains as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Master Fund will make this election if it retains all or a portion of its net capital gain for a tax year.

As RICs, the Funds are subject to a nondeductible 4% federal excise tax on certain undistributed amounts in respect of each calendar year (the “4% excise tax”). In order to avoid the 4% excise tax, each of the Funds must distribute in respect of each calendar year dividends for U.S. federal income tax purposes of an amount at least equal to the sum of (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains for previous years that were not distributed as dividends for U.S. federal income tax purposes during those years. For purposes of determining whether the Funds have met this distribution requirement, the Funds will be deemed to have so distributed any income or gains on which they have been subject to U.S. federal income tax. Furthermore, any distribution treated as a dividend for U.S. federal income tax purposes declared by any of the Funds in October, November or December of any calendar year, payable to respective shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been paid on December 31 of the calendar year in which the distribution was declared. The Funds intend generally to endeavor each year to avoid the imposition of the 4% excise tax, but there can be no assurance in this regard. Furthermore, under certain circumstances, any of the Funds may determine that it is in its best interest to retain a portion of its income or capital gain rather than distribute such amount as a dividend for U.S. federal income tax purposes and, accordingly, could cause the Funds to bear the 4% excise tax burden.

If any of the Funds fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in respect of any tax year, the applicable Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed, and all distributions out of earnings and profits would be taxed as ordinary dividend income. Such distributions generally would be eligible for the dividends- received deduction in the case of certain corporate shareholders and may be eligible to be qualified dividend income for non-corporate shareholders. In addition, such Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Master Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Funds may be able to avoid losing their status as a RIC by timely providing notice of such failure to the Internal Revenue Service (the “IRS”), curing such failure and possibly paying an additional tax or penalty.

Some of the investments that the Master Fund is expected to make, such as investments in debt securities having market discount and/or treated as issued with OID, may cause the Master Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. As a result, the Master Fund may have difficulty meeting the 90% distribution requirement necessary to maintain RIC tax treatment. Because this income will be included in the Master Fund’s investment company taxable income for the tax year it is accrued, the Master Fund may be required to make a distribution to Master Fund shareholders in order to meet the distribution requirements described above, even though the Master Fund will not have received any corresponding cash or property. The Master Fund may be required to borrow money, dispose of other securities or forgo new investment opportunities for this purpose.

There may be uncertainty as to the appropriate treatment of certain of the Master Fund’s investments for U.S. federal income tax purposes. In particular, the Master Fund invests a portion of its net assets in below investment grade instruments. U.S. federal income tax rules with respect to such instruments are not entirely clear about issues such as whether and to what extent the Master Fund should recognize interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Master Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to qualify, and maintain its qualification as, a RIC and to ensure that it does not become subject to U.S. federal income or the 4% excise tax.

Income received by the Master Fund from sources outside the United States may be subject to withholding and other taxes imposed by such countries, thereby reducing income available to the Master Fund. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Master Fund generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Master Fund will be successful in this regard. If more than 50% of the value of the Master Fund’s total assets at the close of its tax year consists of securities of foreign corporations, the Master Fund will be eligible to elect to “pass-through” to the Feeder Funds the foreign source amount of income deemed earned and the respective amount of foreign taxes paid by the Master Fund. If at least 50% of the value of a Feeder Fund’s total assets at the close of each quarter of its tax year is represented by interests in other RICs (as is expected to be the case for the Feeder Funds), the Feeder Fund may elect to “pass through” to shareholders the foreign source amount of income deemed earned and the respective amount of foreign taxes paid or deemed paid by the Feeder Fund. If a Feeder Fund so elects, each shareholder would be required to include in gross income, even though not actually received, each shareholder’s pro rata share of the foreign taxes paid or deemed paid by the Feeder Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

The Master Fund may invest in the equity securities of foreign companies that are treated under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Master Fund held the PFIC stock. The Master Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Master Fund’s holding period in prior tax years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior tax years) even though the Master Fund distributes the corresponding income to Master Fund shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are characterized as ordinary income.

The Master Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under such an election, known as a “qualified electing fund” (“QEF”) election, the Master Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

Alternatively, the Master Fund may be able to elect to mark to market its PFIC stock, resulting in any unrealized gains at the Master Fund’s tax year end being treated as though they were realized and reported as ordinary income. Any mark- to-market losses and any loss from an actual disposition of the PFIC’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years with respect to stock in the same PFIC. Either such election could require the Master Fund to recognize taxable income or gain without the concurrent receipt of cash.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Master Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to Master Fund shareholders, and which will be taxed to Master Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on distributions of “qualified dividend income” as discussed below.

The functional currency of the Master Fund, for U.S. federal income tax purposes, is the U.S. dollar. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time a Master Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Master Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities, certain forward contracts, as well as other derivative financial instruments, denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally characterized as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Master Fund’s investment company taxable income to be distributed to Master Fund shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Master Fund must distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution as dividends for U.S. federal income tax purposes. If section 988 losses exceed other investment company taxable income during a tax year, the Master Fund would not be able to make Master Fund Ordinary Distributions, or distributions made before the losses were realized would be re-characterized as a return of capital to Master Fund shareholders for U.S. federal income tax purposes, rather than as ordinary dividend income, and would reduce each Fund shareholder’s basis in Master Fund Shares. Moreover, any such transactions that are not directly related to the Master Fund’s investments in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) also could, under future Treasury regulations, produce income not among the types of Qualifying RIC Income.

If the Master Fund utilizes leverage through the issuance of preferred shares or borrowings, it will be prohibited from declaring any distributions if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distributions. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Master Fund’s ability to declare and pay dividends on Master Fund Shares. Limits on the Master Fund’s ability to pay dividends on Master Fund Shares may prevent the Master Fund from meeting the distribution requirements described above and, as a result, may affect the Master Fund’s ability to be subject to tax as a RIC or subject the Master Fund to the 4% excise tax. The Master Fund’s failure to be subject to tax as a RIC may impact the Feeder Funds’ ability to be subject to tax as a RIC. The Master Fund endeavors to avoid restrictions on its ability to make distribution payments. If the Master Fund is precluded from making distributions on Master Fund Shares because of any applicable asset coverage requirements, the terms of preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed for the Master Fund to meet the distribution requirements in order to be subject to tax as a RIC, will be paid to the holders of preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of such preferred shares.

Certain of the Master Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of stock or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, (6) cause the Master Fund to recognize income or gain without a corresponding receipt of cash, (7) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (8) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment and (9) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Master Fund to be subject to U.S. federal income tax or the 4% excise tax and, under certain circumstances, could affect the Master Fund’s status as a RIC. The Master Fund monitors its investments and may make certain tax elections in order to mitigate the effect of these provisions.

As described above, the Feeder Funds invest substantially all of its assets in the Master Fund, which intends to qualify as a RIC. Failure of the Master Fund to so qualify will have an adverse effect on the qualification of the Feeder Funds as RICs. Distributions by the Master Fund and redemptions of Master Fund Shares may result in taxable distributions to Master Fund shareholders of ordinary income or capital gains. If Master Fund Shares are purchased within 30 days before or after redeeming at a loss other Master Fund Shares, all or a part of the loss will not be deductible by the Feeder Funds and instead will increase the Feeder Funds’ basis for the newly purchased Master Fund Shares.

The remainder of this discussion assumes that the Master Funds have qualified and currently maintain their qualification as RICs and have satisfied the distribution requirements described above.

Taxation of U.S. shareholders

This subsection applies to U.S. shareholders only. Persons who are not U.S. shareholders should refer to “Taxation of Non-U.S. shareholders” below.

Distributions

Distributions (including amounts reinvested pursuant to the DRP) of each Feeder Fund’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Feeder Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time a shareholder has owned Shares. The ultimate tax characterization of each Feeder Fund’s distributions made in a tax year cannot be determined until after the end of the tax year. As a result, each Feeder Fund may make total distributions during a tax year in an amount that exceeds the current and accumulated earnings and profits of the Feeder Fund. A distribution of an amount in excess of the Feeder Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital that will be applied against and reduce the shareholder’s basis in its Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in its Shares, the excess will be treated as gain from a sale or exchange of Shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares. Generally, for U.S. federal income tax purposes, a shareholder receiving Shares under the DRP will be treated as having received a distribution equal to the fair market value of such Shares on the date the Shares are credited to the shareholder’s account.

It is expected that a substantial portion of the Feeder Funds’ income will consist of ordinary income. For example, interest and OID derived by the Master Fund constitute ordinary income. In addition, certain of the Master Fund’s investments will be subject to other special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to Master Fund shareholders, including the Feeder Funds, and, thus, distributions by the Feeder Funds to shareholders.

Distributions made by the Feeder Funds to certain corporate shareholders will qualify for the dividends-received deduction only to the extent that the distributions consist of qualifying dividends received by the Master Fund. In addition, any such dividends- received deduction will be disallowed or reduced if an otherwise eligible corporate shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Shares. Distributions of “qualified dividend income” to an individual or other non-corporate shareholder will be treated as “qualified dividend income” to such shareholder and generally will be taxed at long-term capital gain rates, provided the shareholder satisfies the applicable holding period and other requirements. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Master Fund’s investment strategy, it is not expected that a significant portion of the distributions made by the Master Fund (and, therefore, by the Feeder Funds) will be eligible for the dividends-received deduction or the reduced rates applicable to “qualified dividend income.”

If an investor acquires Shares shortly before the record date of a distribution, the price of the Shares will include the value of the distribution, and the person will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment in such Shares.

Distributions paid by the Feeder Funds generally will be treated as received by a shareholder at the time the distribution is made. However, a Feeder Fund may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in question. If a Feeder Fund makes such an election, the shareholder will still be treated as receiving the distribution in the tax year in which the distribution is received. However, any distribution declared by a Feeder Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been received by shareholders on December 31 of the calendar year in which the distribution was declared.

Shareholders will be notified annually, as promptly as practicable after the end of each calendar year, as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional Shares will receive a report as to the NAV of those Shares.

Sale or Exchange of Shares

The repurchase or transfer of Shares may result in a taxable gain or loss to the tendering shareholder. Different tax consequences may apply for tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes, and may result in deemed distributions to non-tendering shareholders. On the other hand, shareholders holding Shares as capital assets who tender all of their Shares (including Shares deemed owned by shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the Shares and the shareholder’s adjusted tax basis in the relevant Shares. Such gain or loss generally will be a long-term capital gain or loss if the shareholder has held such Shares for more than one year. Otherwise, the gain or loss will be classified as short-term capital gain or loss.

Losses realized by a shareholder on the sale or exchange of Shares held as capital assets for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received (or deemed received, as discussed above) with respect to such Shares. In addition, no loss will be allowed on a sale or other disposition of Shares if the shareholder acquires (including through reinvestment of distributions or otherwise) Shares, or enters into a contract or option to acquire Shares, within 30 days before or after any disposition of such Shares at a loss. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Under current law, net capital gains recognized by non-corporate shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

In general, U.S. shareholders currently are generally subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a tax year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year. Any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Feeder Funds and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of this tax to their income and gains in respect of their investment in the Feeder Funds.

The Feeder Funds (or if a U.S. shareholder holds shares through an intermediary, such intermediary) will send to each of its U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per Share and per distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income, return of capital, and as long-term capital gain (as appropriate). In addition, the federal tax status of each year’s distributions generally will be reported to the IRS. Distributions paid by the Feeder Funds generally will not be eligible for the corporate dividends received deduction or the preferential tax rate applicable to Qualifying Dividends because the Feeder Funds’ income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.

Under U.S. Treasury regulations, if a shareholder recognizes losses with respect to Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Reporting of adjusted cost basis information is required for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Backup Withholding and Information Reporting

Information returns will be filed with the IRS in connection with payments on Shares and the proceeds from a sale or other disposition of Shares. A shareholder will be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally on an IRS Form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate shareholders and certain other shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld as backup withholding may be credited against the applicable shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Taxation of Non-U.S. shareholders

This subsection applies to non-U.S. shareholders (as defined below) only. Persons who are not non-U.S. shareholders should refer to “Taxation of U.S. shareholders” above.

The U.S. federal income taxation of a shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. shareholder”), depends on whether the income that the shareholder derives from the Feeder Funds is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income that a non-U.S. shareholder derives from a Feeder Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. shareholder, distributions of “investment company taxable income” will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate provided under an applicable income tax treaty). Alternatively, if the income that a non-U.S. shareholder derives from a Feeder Fund is effectively connected with a U.S. trade or business of the non-U.S. shareholder, the Feeder Fund will not be required to withhold U.S. federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements, although such income will be subject to U.S. federal income tax in the manner described below and at the rates applicable to U.S. residents. Backup withholding will not, however, be applied to payments that have been subject to this 30% withholding tax applicable to non-U.S. shareholders.

Furthermore, properly designated distributions by the Feeder Funds and received by non-U.S. shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by the Master Fund to the Feeder Funds in respect of the Master Fund’s “qualified net interest income” (generally, the Master Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Master Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (b) are paid by the Master Fund to the Feeder Funds in connection with the Master Fund’s “qualified short-term capital gains” (generally, the excess of the Master Fund’s net short-term capital gains over the Master Fund’s long-term capital losses for such tax year). However, depending on the circumstances, each Feeder Fund may designate all, some or none of the Feeder Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term capital gains, and a portion of such distributions (e.g., derived from interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of Shares held through an intermediary, the intermediary may have withheld amounts even if the Feeder Fund reported all or a portion of a distribution as exempt from U.S. federal withholding tax. In order to qualify for this exemption from withholding, a non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W- 8EXP, or an acceptable substitute or successor form). Thus, an investment in the Shares by a non-U.S. shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Feeder Funds will invest.

A non-U.S. shareholder whose income from a Feeder Fund is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gains distributions, any amounts retained by the Feeder Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares. If, however, such a non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the tax year and meets certain other requirements such capital gains distributions, undistributed capital gains and gains from the sale or exchange of Shares will be subject to a 30% U.S. tax.

If the income from a Feeder Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, any distributions of “investment company taxable income,” capital gains distributions, amounts retained by a Feeder Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

A non-U.S. shareholder other than a corporation may be subject to backup withholding on net capital gains distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

If a Feeder Fund distributes net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Feeder Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

The Feeder Funds required to withhold U.S. tax (at a 30% rate) on payments of distributions, and, effective January 1, 2019, on payments of redemption proceeds (and certain capital gain dividends) made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. shareholders may be requested to provide additional information to the Feeder Funds to enable the Feeder Funds to determine whether withholding is required.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable income tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in a Feeder Fund, including the potential application of the U.S. estate tax.

Other Taxes

Shareholders may be subject to state, local and non-U.S. taxes applicable to their investment in the Feeder Funds. In those states or localities, entity-level tax treatment and the treatment of distributions made to shareholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in Shares may have tax consequences for shareholders that are different from those of a direct investment in the Master Fund’s portfolio investments. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Feeder Funds.

ERISA CONSIDERATIONS

Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Feeder Funds are registered as an investment company under the 1940 Act, the underlying assets of the Feeder Funds will not be considered to be “plan assets” of any ERISA Plan investing in the Feeder Funds for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, none of the Funds or the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a shareholder, solely as a result of the ERISA Plan’s investment in the Feeder Funds.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Feeder Funds through an ERISA Plan.

PORTFOLIO MANAGERS

All investment decisions for the Funds are currently made at the Master Fund level; therefore, the investment personnel for the Master Fund are responsible for the Feeder Funds’ investment results. The management of the Master Fund’s investment portfolio is the responsibility of the Adviser and its investment committee. The Adviser’s investment committee must unanimously approve each new investment that the Master Fund makes. Information regarding the portfolio managers primarily responsible for the day-to-day management of the Master Fund’s portfolio is set forth below. The portfolio managers are not employed by the Funds and receive no direct compensation from the Funds in connection with their investment management activities. Additional information about each manager’s compensation, other accounts managed by the manager and the manager’s ownership of securities issued by the Funds managed by the manager is available in the Funds’ Statement of Additional Information.

Andrew Beckman serves as Managing Director, Head of Liquid Credit, of FS Investments. Prior to joining FS Investments, he served as a Partner and the Head of Corporate Credit and Special Situations at DW Partners, a $3 billion corporate credit manager. Mr. Beckman also serves as the portfolio manager of the Fund. Prior to joining DW Partners, he built and managed Magnetar Capital’s event-driven credit business and was the head of its Event Credit and Credit Opportunities Fund, managing over $2 billion. Earlier in his career, Mr. Beckman was co-head of Goldman Sachs’ special situations multi-strategy investing group.

Nicholas Heilbut serves as Director of Research and Portfolio Manager for the Fund. Prior to joining FS Investments, Mr. Heilbut was a Managing Director at DW Partners. Prior to joining DW Partners, he was Senior Analyst / Head of Research for Magnetar Capital’s event-driven and special situations business. Earlier in his career Mr. Heilbut served as a Senior Analyst at Serengeti Asset Management and before that, he was a Vice President in Goldman Sachs’ Special Situations Multi-Strategy Investing Group.

Robert Hoffman has served as Managing Director of the Adviser since December 2019 and Executive Director of the same since July 2013 and previously served as its vice president from its inception in January 2013 to July 2013. Mr. Hoffman also serves as Managing Director and Head of Investment Research of FS Investments and has presided in such role since January 2019. Mr. Hoffman previously served as Executive Director of FB Income Advisor, LLC, FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FSIC IV Advisor, LLC and presided in such roles since the later of July 2013 or such entity’s inception date. Prior to joining FS Investments, Mr. Hoffman served at Nomura Corporate Research and Asset Management Inc. (“Nomura”) for over eleven years, most recently holding the position of executive director. At Nomura, Mr. Hoffman was responsible for loan portfolio management and trading and he and his team managed nearly $3 billion in loan assets for retail and institutional clients. Mr. Hoffman is a graduate of Columbia University and holds the CFA Institute’s Chartered Financial Analyst designation.

Other Service Providers

The following table lists the service providers and their addresses for the Feeder Funds and Master Fund.

	Feeder Funds	Master Fund
Administrator	FS Global Advisor, LLC	FS Global Advisor, LLC
Custodian	State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111	State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111
Transfer Agent/Distribution Paying Agent	DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105	DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105
Fund Counsel	Faegre Drinker Biddle & Reath, One Logan Square, Suite 2000 Philadelphia, Pennsylvania 19103	Faegre Drinker Biddle & Reath, One Logan Square, Suite 2000 Philadelphia, Pennsylvania 19103
Independent Trustee Counsel	Stradley Ronon Stevens and Young, 2005 Market St #2600, Philadelphia, PA 19103	Stradley Ronon Stevens and Young, 2005 Market St #2600, Philadelphia, PA 19103
Independent Registered Public Accounting Firm	Ernst & Young LLP, One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, Pennsylvania 19103	Ernst & Young LLP, One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, Pennsylvania 19103

MANAGEMENT FEES

The Feeder Funds do not incur a separate management fee or incentive fee, but the Feeder Funds are indirectly subject to the Master Fund’s management fee and incentive fee incurred pursuant to an investment advisory agreement, by and between the Master Fund and the Adviser. For the services it provides to the Master Fund, the Adviser is entitled to a fee consisting of two parts—a management fee and an incentive fee. Effective May 10, 2019, the Adviser is entitled to (a) an annual management fee of 1.50% of the Master Fund’s average daily gross assets (gross assets equal total assets set forth on the Master Fund’s consolidated statement of assets and liabilities) and (b) an incentive fee based on the Master Fund’s performance. Management fees are calculated and payable quarterly in arrears, and the incentive fee is calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Master Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature.

The Adviser is also the Funds’ administrator. Under the current administration agreements by and between each Fund and the Adviser, each Fund reimburses the Adviser for its respective actual costs incurred in providing administrative services to the Funds, including the Adviser’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to the Funds on behalf of the Adviser. After the Reorganization, the Master Fund will reimburse the Adviser for the costs incurred in providing administrative services to the Master Fund.

FUND PERFORMANCE

The bar charts and tables that follow provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund from year to year; and (b) how the average annual returns of a Fund compare to certain measures of market performance shown in the table. Each Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

CALENDAR YEAR TOTAL RETURN

	2013		2014	2015	2016		2017		2018	2019
FS Global Credit Opportunities Fund — ADV					14.44	%(1)	0.89%		7.25%	5.57%
FS Global Credit Opportunities Fund — T					14.51	%(1)	0.78%		6.91%	4.81%
FS Global Credit Opportunities Fund — A	0.65	%(1)	-2.94%	-11.72%	27.39%		4.11%		7.93%	6.40%
FS Global Credit Opportunities Fund — D	0.65	%(1)	-2.94%	-11.72%	27.38%		4.11%		7.93%	6.40%
FS Global Credit Opportunities Fund — T2							-3.50	%(1)	6.29%	4.48%
FS Global Credit Opportunities Fund (Master Fund)	0.65	%(1)	-2.94%	-11.37%	26.66%		2.96%		8.29%	6.58%

(1)	Total return for the period from the Fund’s inception date until December 31 of the applicable calendar year.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2019)

	Since Inception Date	1-Year	5-Year	Since Inception
FS Global Credit Opportunities Fund — ADV	July 6, 2016	5.57%	N/A	8.07%
FS Global Credit Opportunities Fund — T	June 1, 2016	4.81%	N/A	7.54%
FS Global Credit Opportunities Fund — A	December 12, 2013	6.40%	6.82%	5.26%
FS Global Credit Opportunities Fund — D	December 12, 2013	6.40%	6.82%	5.26%
FS Global Credit Opportunities Fund — T2	August 2, 2017	4.48%	N/A	3.01%
FS Global Credit Opportunities Fund (Master Fund)	December 12, 2013	6.58%	6.62%	5.09%
CS Leveraged Loan Index	December 12, 2013	8.17%	4.61%	4.21%
BAML US HY Index	December 12, 2013	14.41%	6.50%	5.84%

THE REORGANIZATION

THE PLAN

The terms and conditions under which the Reorganization will be implemented are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, which is attached as Appendix A to this Combined Prospectus/Information Statement.

Currently, the Funds are part of a master-feeder structure consisting of six different funds, including the five Feeder Funds and the Master Fund. All of the Funds have identical objectives and substantially similar policies. The Reorganization would eliminate the master-feeder structure and result in a single fund, the Master Fund.

As part of the Reorganization, each Feeder Fund will be merged with and into the Master Fund such that each Feeder Fund will cease to exist and the Master Fund will be the sole surviving entity. Shares of the Master Fund will be distributed to shareholders of the Feeder Funds and shareholders of the Feeder Funds will become common shareholders of the Master Fund. Each shareholder will receive Shares of the Master Fund, determined at the time the Reorganization is consummated, that is the same as the value of such shareholder’s interests in the Feeder Fund in which such shareholder held shares prior to the Reorganization. Shareholders will not incur any sales loads or other transaction charges as a result of the Reorganization. However, through its investment in a Feeder Fund, each shareholder of a Feeder Fund will indirectly bear a portion of the Reorganization costs paid by the Master Fund.

The implementation of the Reorganization is subject to a number of conditions set forth in the Plan. In addition, the Plan may be terminated or the closing may be postponed by the Boards, and the Funds may abandon the Reorganization contemplated by the Plan, at any time before the closing date by (i) consent of the Boards or (ii) if any condition of a Fund’s obligations set forth in the Plan have not been fulfilled or waived by the Boards of the other Funds. Further, if the Reorganization has not been consummated by June 30, 2021, the Plan will automatically terminate unless a later date is agreed to by the Boards.

In addition, the Funds, after consultation with counsel and by consent of the Boards, may waive any condition to the obligations under the Plan if, in its judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Funds.

REASONS FOR THE REORGANIZATION

The Reorganization proposal was reviewed and considered by the Boards, including a majority of the independent Trustees by separate vote, at a meeting held on October 12, 2020. In advance of the meeting, the Trustees received information about the Master Fund and the Feeder Funds, including their comparative operating expense ratios, investment performance, an analysis of certain tax information, the operational requirements necessary to operate the master-feeder structure, the original rationale for the master-feeder structure and the Reorganization’s projected benefits to the Feeder Funds’ shareholders. The Trustees also considered any detriments to shareholders of the Funds in connection with the Reorganization noting that the only determinant apparent to the Trustees was the cost of the Reorganization, which was expected to be outweighed by the anticipated operational cost savings and efficiencies resulting from the Reorganization. Throughout the process, the Trustees had opportunities to ask questions of and request additional materials from the Adviser with respect to the Reorganization. In addition, the independent Trustees had an opportunity to meet with their independent legal counsel in executive session in connection with their deliberations.

After extensive discussion based upon the Adviser’s recommendation, the Trustees unanimously approved the Plan on behalf of the Feeder Funds and the Master Fund. The Boards determined that the Reorganization is in the best interests of the Funds and their shareholders and that the interests of the Funds’ respective shareholders will not be diluted as a result of the reorganization. The approvals were made separately for each Fund. The Trustees did not assign specific weights to specific factors, but instead considered all of the factors taken as a whole.

The Boards’ determination and approval were based on a number of factors, including but not limited to the following:

•

The Adviser’s determination that the master-feeder structure was no longer necessary due to the fact that no future offerings of Feeder Fund common shares were anticipated, and the combined Fund would be better positioned for the post-offering stage of the Funds.

•

The Adviser’s assessment that, although the master-feeder structure was beneficial at the launch of the Funds, as it enabled a greater diversity of investors and helped the Master Fund achieve greater scale to execute on its investments objectives, the termination by the Feeder Funds of their public offerings of common shares makes the reorganization beneficial for shareholders at this time.

•	The future prospects of the Funds if the Reorganization is not effected, including the costs and operational inefficiencies of maintaining the master-feeder structure.

•	The investment objectives, strategies, and principal risks of the Feeder Funds and the Master Fund will be substantially identical after the Reorganization.

•	The overall Fund expenses are expected to be lower or remain the same following the Reorganization.

•

Reorganizing the Funds into a single fund is expected to improve operational efficiencies for the Adviser and the Master Fund and is expected to eliminate any future expense reimbursements by the Adviser.

•	For federal income tax purposes, the Reorganization is to be structured as a tax-free transaction for the Feeder Funds and its shareholders.

•	Shareholders of the Feeder Funds will receive shares of the combined Fund having an aggregate net asset value equal to that of their Feeder Fund shares.

•	No sales or other charges will be imposed in connection with the Reorganization.

FEDERAL INCOME TAX CONSEQUENCES

The separate merger of each Feeder Fund into the Master Fund as part of the Reorganization is intended to qualify, for federal income tax purposes, as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Funds will receive the opinion of Faegre Drinker Biddle & Reath LLP, counsel to the Funds, to the effect that on the basis of the existing provisions of the Code, Treasury Regulations thereunder, current administrative rulings and pronouncements and court decisions, and certain facts, qualifications, assumptions and representations with respect to the Reorganization, for federal income tax purposes:

•

The separate merger of each Feeder Fund into the Master Fund will constitute a reorganization within the meaning of Section 368(a) of the Code, and each Feeder Funds and the Master Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

•

No gain or loss will be recognized by any Feeder Fund on the transfer of its assets to the Master Fund pursuant to the respective merger or on the distribution of Master Fund shares to the shareholders of the Feeder Funds pursuant to the respective merger;

•	No gain or loss will be recognized by the Master Fund by reason of the Reorganization;

•	The Feeder Funds’ shareholders will not recognize gain or loss upon the conversion of their Feeder Funds shares into Master Fund shares pursuant to the Reorganization;

•

The tax basis of the Master Fund shares received by Feeder Fund shareholders in the mergers will be, for each Feeder Fund shareholder, the same tax basis of the respective Feeder Funds shares converted into Master Fund shares in the Reorganization;

•

The tax holding period of the Master Fund shares received by Feeder Fund shareholders will include, for each Feeder Fund shareholder, the tax holding periods of the Feeder Fund shares converted into such Master Fund shares in the applicable merger, provided that those Feeder Fund shares were held as capital assets on the date of the Reorganization.

IRS Regulations require that the Master Fund provides to the IRS and the Fund’s shareholders information regarding the effect of the Reorganization on the Master Fund shareholders’ tax basis for the shares issued in the Reorganization. The Master Fund can satisfy this obligation by posting a completed IRS Form 8937 on its website for 10 years. The Master Fund intends to post the required IRS Form 8937 on its website for at least 10 years. Shares held for the purpose of investment are generally considered to be capital assets.

The Funds have not sought, and will not seek, a tax ruling from the IRS on the tax treatment of the Reorganization. The opinion of counsel will not be binding on the IRS, nor will it preclude the IRS (or a court) from adopting a contrary position.

Immediately before the Reorganization, the Feeder Funds will pay a dividend or dividends that, together with all previous distributions, will have the effect of distributing to its shareholders all of its remaining undistributed net investment company taxable income and net capital gain, if any, recognized in taxable years ending on or before the day of the Reorganization. Any such dividends will generally be included in the taxable income of the Feeder Funds’ shareholders.

The Master Fund and Feeder Funds have capital loss carryovers as of December 31, 2019, which may be subject to limitations on use after the Reorganization. Shareholders should consult their own tax advisers concerning any potential tax consequences of the Reorganization that may result from their particular circumstances, including the tax treatment of the Reorganization under the tax laws of any foreign country, state or locality where a shareholder may reside.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

Shares of Beneficial Interest

The Funds’ declaration of trust authorizes the Funds to issue an unlimited number of Shares, par value $0.001 per share. There is currently no market for Shares and the Funds do not expect that a market for Shares will develop in the foreseeable future. Pursuant to the Funds’ declaration of trust and as permitted by Delaware law, shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware and therefore generally will not be personally liable for the Funds’ debts or obligations.

The rights of security holders of the Feeder Funds and those of the Master Fund are the same. Under the terms of the Funds’ declaration of trust, all Shares have equal rights as to voting and, when consideration for Shares is received by the Funds, is fully paid and nonassessable. Distributions may be paid to shareholders if, as and when authorized and declared by the Boards. Shares have no preference, preemptive, appraisal, conversion, exchange or redemption rights, and are freely transferable, except where their transfer is restricted by law or contract. The Funds’ declarations of trust provide that the Boards shall have the power to repurchase or redeem Shares. In the event of any Fund’s dissolution, after the Fund pays or adequately provides for the payment of all claims and obligations of the Fund, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each Share will be entitled to receive, according to its respective rights, a pro rata portion of the Fund’s assets available for distribution, subject to any preferential rights of holders of the Fund’s outstanding preferred shares, if any. Each Share is entitled to one vote on all matters on which a vote of shareholders is required by the 1940 Act, the Funds’ declaration of trust or a resolution of the Boards. There is no cumulative voting in the election or removal of Trustees. Under the Funds’ declaration of trust, the Funds are not required to hold annual meetings of shareholders. The Funds only expect to hold shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Boards or a majority of shareholders.

Preferred Shares and Other Securities

The Funds’ declaration of trust provides that the Boards may, subject to the Funds’ investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Funds to issue securities of the Funds other than Shares (including preferred shares, debt securities or other senior securities), by action of the Boards without the approval of shareholders. The Boards may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Boards see fit.

Preferred shares could be issued with rights and preferences that would adversely affect shareholders. Preferred shares could also be used as an anti-takeover device. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to the Shares and before any purchase of Shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of a Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be, and (ii) the holders of preferred shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares.

CAPITALIZATION

The following tables show the unaudited capitalization of the Funds as of June 30, 2020, and the pro forma combined capitalization of the combined Fund as if the Reorganization had occurred on that date. The capitalization of the Funds is likely to be different at the closing of the Reorganization as a result of the effects of ongoing operations.

	Net Assets (000’s)	Shares Outstanding (000’s)	Net Asset Value Per Share
FS Global Credit Opportunities Fund — ADV*	$48,477	7,389	$6.56
FS Global Credit Opportunities Fund — T*	$165,550	24,824	$6.67
FS Global Credit Opportunities Fund — A*	$916,535	139,414	$6.57
FS Global Credit Opportunities Fund — D*	$177,059	26,933	$6.57
FS Global Credit Opportunities Fund — T2*	$5,711	877	$6.51
FS Global Credit Opportunities Fund (Master Fund)*	$1,309,308	199,474	$6.56
Pro Forma Adjustment(A)	4,024
Pro Forma Adjustment(B)	(18,369)
Pro Forma Adjustment(C)	(436)

Total Pro Forma Adjustments	(14,781)

Pro Forma Master Fund**	$1,294,527	197,295	$6.56

*	Information shown is from the Funds’ unaudited semi-annual report as of June 30, 2020.
**	The Master Fund will be the accounting survivor for financial statement purposes.
(A)

Increase to net assets of $4,024 reflects the Feeder Funds’ assets acquired by the Master Fund and the Feeder Funds’ liabilities assumed by the Master Fund, based on their relative fair values as of the date of reorganization, under the application of the asset acquisition method of accounting.

(B)

Decrease to net assets of $18,369 reflects the combined Feeder Funds’ estimated required cash distributions of their undistributed income as of the date of the reorganization in order avoid corporate and excise taxes.

(C)

Decrease to net assets of $436 reflects impact of the Reorganization on registration, transfer agent, legal and audit and tax fees as well as printing and mailing costs directly attributable to the Reorganization.

SHARE OWNERSHIP

As of November 16, 2020, each Fund had the following number of Shares outstanding:

Fund	Shares Outstanding
FS Global Credit Opportunities Fund — ADV	7,352,556
FS Global Credit Opportunities Fund — T	24,713,291
FS Global Credit Opportunities Fund — A	138,633,839
FS Global Credit Opportunities Fund — D	26,782,455
FS Global Credit Opportunities Fund — T2	859,271
Master Fund	199,657,001

At November 16, 2020, the Trustees and officers of the Trust, as a group, owned, beneficially or of record, less than 1% of the outstanding Shares of FS Global Credit Opportunities Fund — ADV, FS Global Credit Opportunities Fund — T, FS Global Credit Opportunities Fund — A, FS Global Credit Opportunities Fund — D, FS Global Credit Opportunities Fund — ADV and the Master Fund. The Trustees and officers of the Trust, as a group, owned, beneficially or of record, 1.58% of the outstanding Shares of FS Global Credit Opportunities Fund — T2.

As of November 16, 2020, Jeffrey Green, at 3342 Dell Road, Mountain Brook, AL 35223, held of record or beneficially 6.18% of outstanding Shares (454,215 Shares) of FS Global Credit Opportunities Fund — ADV. As of November 16, 2020, Joseph E Gallagher, at 210 Northbrook Way, Greenville, SC 29615, held of record or beneficially 5.09% of outstanding Shares (43,745 Shares) of FS Global Credit Opportunities Fund — T2. No other shareholder held of record or beneficially more than 5% of the outstanding shares of a Feeder Fund.

As of November 16, 2020, the following Feeder Funds, at 201 Rouse Boulevard Philadelphia, PA 19112, held of record or beneficially more than 5% of the outstanding shares of the Master Fund:

	Number of Shares	% of Outstanding Shares
FS Global Credit Opportunities Fund — T	25,274,880	12.66%
FS Global Credit Opportunities Fund — A	139,240,651	69.74%
FS Global Credit Opportunities Fund — D	26,902,334	13.47%

To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of a Fund, such shareholder may be deemed a “control person” of that Fund for purposes of the 1940 Act and may have a significant impact on matters submitted to a shareholder vote.

AVAILABLE INFORMATION

The Feeder Funds and Master Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material and other information with the SEC. Such reports, proxy material and other information are available on the Internet at www.sec.gov.

* * *

THE FUNDS WILL FURNISH, WITHOUT CHARGE, COPIES OF THE FUNDS’ ANNUAL OR SEMI-ANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST BY TELEPHONE AT 877-628-8575.

Appendix A

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (this “Plan”) entered into as of November 18, 2020 by and among: FS Global Credit Opportunities Fund (“Master Fund”), FS Global Credit Opportunities Fund – ADV (“FSGCO ADV”), FS Global Credit Opportunities Fund – T (“FSGCO T”), FS Global Credit Opportunities Fund – A (“FSGCO A”), FS Global Credit Opportunities Fund – D (“FSGCO D”), and FS Global Credit Opportunities Fund – T2 (“FSGCO T2”). FSGCO ADV, FSGCO T, FSGCO A, FSGCO D and FSGCO T2 are sometimes referred to together as the “Feeder Funds.” The Feeder Funds, and in some cases the Master Fund, are sometimes referred to together as the “Funds,” and each is sometimes referred to as a “Fund.”

W I T N E S S E T H

WHEREAS, the Feeder Funds all invest, directly or indirectly, in the Master Fund;

WHEREAS, the Master Fund invests in a portfolio of secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments;

WHEREAS, the Master Fund and the Feeder Funds are classified as regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the Feeder Funds have determined that it would be in the best interest of investors (“Investors”) in the Feeder Funds to reorganize all of the Feeder Funds into the Master Fund.

NOW, THEREFORE, in order to consummate said reorganization and in consideration of the mutual agreements set forth herein, the parties hereto agree as follows:

Section 1. Reorganization.

(a)

(1) Subject to terms and conditions contained herein, and in accordance with the Delaware Statutory Trust Act (the “DSTA”), at the Effective Time (as defined in Section 1(a)(2)):

(A) FSGCO ADV shall be merged with and into the Master Fund (the “FSGCO ADV Merger”), the separate existence of FSGCO ADV as a Delaware statutory trust and registered investment company shall cease and the Master Fund shall continue as the surviving entity following the FSGCO ADV Merger. The existence of the Master Fund shall continue unaffected and unimpaired by the FSGCO ADV Merger and it shall be governed by the DSTA;

(B) FSGCO T shall be merged with and into the Master Fund (the “FSGCO T Merger”), the separate existence of FSGCO T as a Delaware statutory trust and registered investment company shall cease and the Master Fund shall continue as the surviving entity following the FSGCO T Merger. The existence of the Master Fund shall continue unaffected and unimpaired by the FSGCO T Merger and it shall be governed by the DSTA;

(C) FSGCO A shall be merged with and into the Master Fund (the “FSGCO A Merger”), the separate existence of FSGCO A as a Delaware statutory trust and registered investment company shall cease and the Master Fund shall continue as the surviving entity following the FSGCO A Merger. The existence of the Master Fund shall continue unaffected and unimpaired by the FSGCO A Merger and it shall be governed by the DSTA;

(D) FSGCO D shall be merged with and into the Master Fund (the “FSGCO D Merger”), the separate existence of FSGCO D as a Delaware statutory trust and registered investment company shall cease and the Master Fund shall continue as the surviving entity following the FSGCO D Merger. The existence of the Master Fund shall continue unaffected and unimpaired by the FSGCO D Merger and it shall be governed by the DSTA;

(E) FSGCO T2 shall be merged with and into the Master Fund (the “FSGCO T2 Merger” and together with the FSGCO ADV Merger, FSGCO T Merger, FSGCO A Merger, and FSGCO D Merger, the “Mergers” and separately each a “Merger”), the separate existence of FSGCO T2 as a Delaware statutory trust and registered investment company shall cease and the Master Fund shall continue as the surviving entity following the FSGCO T2 Merger. The existence of the Master Fund shall continue unaffected and unimpaired by the FSGCO T2 Merger and it shall be governed by the DSTA;

(2) Upon the terms and subject to the conditions of this Agreement, on the Closing Date (as defined herein), the parties shall cause the Mergers to be consummated by filing certificates of merger (the “Certificates of Merger”) for each of the FSGCO ADV Merger, FSGCO T Merger, FSGCO A Merger, FSGCO D Merger, and FSGCO T2 Merger with the Secretary of State of the State of Delaware in accordance with the DSTA. The Merger shall become effective at such time as the Certificates of Merger are duly filed with the Secretary of State of the State of Delaware, or at such subsequent date or time as the Funds shall agree and specify in the Certificates of Merger (the “Effective Time”).

(3) At the Effective Time, the effect of the Mergers shall be as provided in the applicable provisions of the DSTA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of each Feeder Fund shall vest in the Master Fund, and all debts, liabilities, obligations, restrictions, disabilities and duties of each Feeder Fund shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Master Fund.

(4) Prior to the Closing Date, each Feeder Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its Investors (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Master Fund may pay amounts in respect of such distributions (“UNII Distributions”) on behalf of a Feeder Fund to such Feeder Fund Investors entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the applicable Feeder Fund in the Mergers, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

(5) Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Closing Date, the Master Fund will issue and deliver common shares of the Master Fund (“Shares”) to Investors in exchange for their Feeder Fund Common Shares. Such delivery shall be accomplished by the opening of shareholder accounts on the share ledger records of the Master Fund in the names of and in the amounts due to the Investors of each Feeder Fund based on their respective holdings in such Feeder Fund as of the Valuation Time.

(6) The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the “Valuation Time”).

(7) For U.S. federal income tax purposes, the parties to this Agreement intend that (i) each of the FSGCO ADV Merger, FSGCO T Merger, FSGCO A Merger, FSGCO D Merger, and FSGCO T2 Merger qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g) with respect to each Merger, and (iii) the parties to this Agreement will each be a party to the applicable reorganization within the meaning of Section 368(b) of the Code.

(b) Time of Closing. The closing of the transactions contemplated by this Plan in Section 1(a)above shall take place on December 14, 2020 or at such other time as the parties hereto agree (the “Closing Date”) and the transactions contemplated by this Plan in Section 1(b) above shall take place promptly thereafter on the Closing Date or at such other time as the parties hereto agree.

(c) Feeder Fund Terminations. The Feeder Funds will be terminated following the Closing Date by terminating their respective registrations under the Investment Company Act of 1940, as amended (the “1940 Act”) and their respective organizations under Delaware law and, where each is required to do so, will withdraw its authority to do business in any state.

The transactions contemplated hereby may be referred to as the “Reorganization.”

Section 2. Intention of the Parties

It is the intention of the parties hereto that:

(a) Fair Market Value of Shares. The fair market value of the Shares received by each Investor in a Feeder Fund will be approximately equal to the fair market value of the Feeder Fund shares constructively surrendered in exchange therefor;

(b) Ownership of Shares. Immediately following consummation of the Reorganization, the Investors will own all the outstanding Shares and will own such Shares solely by reason of their ownership of Feeder Fund shares immediately before the Reorganization; and

(c) Master Fund Assets. Immediately following consummation of the Reorganization, the Master Fund will hold the same assets — except for assets distributed to Investors in the course of its business and assets used to pay expenses incurred in connection with the Reorganization — and be subject to the same liabilities that the Master Fund held or was subject to immediately prior to the Reorganization, plus (i) any liabilities of the Feeder Funds assumed pursuant to the Reorganization as contemplated by Section 1(a)(2) above and (ii) any liabilities for expenses of the parties incurred in connection with the Reorganization.

Section 3. Representations and Warranties of Feeder Funds

Unless otherwise stated, each Feeder Fund hereby makes the following representations and warranties as of the date of this Plan and/or as of the Closing Date:

(a) Organization. The Fund (i) is a statutory trust validly existing under the laws of the State of Delaware, and (ii) has been classified as a RIC for U.S. federal income tax purposes for each past taxable year since it commenced operations, will continue to be so classified for its current taxable year, and will not elect not to be so classified. The Fund has all required power and authority to carry on its business as presently conducted; has the power to own all of its assets and to carry out its obligations under this Plan; is qualified in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect; and has all necessary U.S. federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Plan.

(b) Authority. The Fund has full right, authority and power to enter into this Plan, and to carry out the transactions contemplated hereby. The execution, delivery and performance by the Fund of this Plan has been duly authorized by all necessary action of the Fund and no other action on the part of the Fund is required in connection therewith. This Plan constitutes the valid and binding obligation of the Fund enforceable in accordance with its terms except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws from time to time in effect affecting creditors’ rights generally or by principles governing the availability of equitable remedies.

(c) Title to Assets. The Fund owns all of its assets. The Fund makes no representations or warranties as to liens or encumbrances and the parties hereto take such assets subject to any liens and/or encumbrances. Such assets represent all of the assets of the Fund.

(d) Liabilities. The Fund’s liabilities were incurred by the Fund in the ordinary course of its business and are associated with the Fund’s assets, and do not exceed the Fund’s aggregate adjusted basis in its assets. The Fund’s liabilities are, and shall be as of the Closing Date, as set forth in the Fund’s most recent financial statements provided to the Master Fund, except as otherwise disclosed by the Fund.

(e) Capitalization. As of the Closing Date, the Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire an interest in the Fund.

(f) No Conflicts. To the Fund’s knowledge, the execution, delivery and performance of this Plan and each other agreement, document and instrument contemplated hereby does not and will not, with or without the giving of notice or the lapse of time or both, (i) constitute a violation of, or conflict with or result in any breach of, acceleration of any obligation under, right of termination under, or default under, any agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which the Fund is a party or by which the Fund or the Fund’s property is bound or affected, (ii) violate any judgment, decree, order, statute, law, rule or regulation applicable to the Fund, or (iii) require the Fund to obtain any approval, consent or waiver of, or to make any filing with, any person or entity (governmental or otherwise) that has not been obtained or made.

(g) Registered Fund. The Fund is duly registered under the 1940 Act as a closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(h) No Proceedings. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Fund, threatened against the Fund which assert liability on the part of the Fund or which materially affect the financial condition of the Fund or the Fund’s ability to consummate the Reorganization. The Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(i) No Undisclosed Contracts. There are no material contracts outstanding to which the Fund is a party that have not been disclosed or that will not otherwise be disclosed to the other Funds prior to the Closing Date.

(j) No Approvals Needed. No consent, approval, authorization or order of any court or government authority is required for the consummation by the Fund of the Reorganization.

(k) Tax Returns. The Fund has filed, or intends to file, or has obtained extensions to file, all U.S. federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all U.S. federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs.

(l) Liquidation. The Fund will be liquidated and dissolved as a result of the Merger.

(m) N-14 Registration Statement. Insofar as the following relates to each Feeder Fund, the registration statement filed by the Master Fund on Form N-14 relating to the Master Fund Shares that will be registered with the Securities and Exchange Commission (“SEC”) pursuant to this Plan, which, without limitation, shall include an information statement of the Feeder Funds (the “Information Statement”) and the prospectus of the Master Fund with respect to the transactions contemplated by this Plan, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement and on the Closing Date: (i) shall comply in all material respects with the provisions of the Securities Act of 1933, as amended (the “1933 Act”) and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Information Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Master Fund for use therein.

Section 4. Representations and Warranties of the Master Fund

Unless otherwise stated, the Master Fund hereby represents and warrants as follows as of the date of this Plan and/or as of the Closing Date:

(a) Organization of the Master Fund. The Master Fund is (i) a statutory trust organized and validly existing under the laws of the State of Delaware, and (ii) has been classified as a RIC for U.S. federal income tax purposes for each past taxable year since it commenced operations and will continue to be so classified for its current taxable year, and will not elect not to be so classified. The Master Fund has all required power and authority to carry on its business as presently conducted; has the power to own all of its assets and to carry out its obligations under this Plan; is qualified in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect; and has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Plan.

(b) Authority. The Master Fund has full right, authority and power to enter into this Plan, and to carry out the transactions contemplated hereby. The execution, delivery and performance by the Master Fund of this Plan has been duly authorized by all necessary action of the Master Fund and no other action on the part of the Master Fund is required in connection therewith. This Plan constitutes the valid and binding obligation of the Master Fund enforceable in accordance with its terms except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws from time to time in effect affecting creditors’ rights generally or by principles governing the availability of equitable remedies.

(c) Title to Assets. The Master Fund owns all of its assets. The Master Fund makes no representations or warranties as to liens or encumbrances. Such assets represent all of the assets of the Master Fund.

(d) Liabilities. The Master Fund’s liabilities were incurred by the Master Fund in the ordinary course of its business and are associated with the Master Fund’s assets, and do not exceed the Master Fund’s aggregate adjusted basis in its assets.

(e) Capitalization. As of the Closing Date, the Master Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire an interest in the Master Fund.

(f) No Conflicts. To the Master Fund’s knowledge, the execution, delivery and performance of this Plan and each other agreement, document and instrument contemplated hereby does not and will not, with or without the giving of notice or the lapse of time or both, (i) constitute a violation of any Statement Establishing and Fixing the Rights and Preferences of Series 2023 Term Preferred Shares, as supplemented and amended (the “2023

Preferred Shares Statement”),any Statement Establishing and Fixing the Rights and Preferences of Series 2026 Term Preferred Shares, as supplemented and amended (the “2026 Term Preferred Shares Statement”), any Statement Establishing and Fixing the Rights and Preferences of Series 2025 Term Preferred Shares, as supplemented and amended (the “2025 Term Preferred Shares Statement”) or any Statement Establishing and Fixing the Rights and Preferences of Series 2025-2 Term Preferred Shares, as supplemented and amended (the “2025-2 Term Preferred Shares Statement”), (ii) constitute a violation of, or conflict with or result in any breach of, acceleration of any obligation under, right of termination under, or default under, any agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which the Master Fund is a party or by which the Master Fund or the Master Fund’s property is bound or affected, (iii) violate any judgment, decree, order, statute, law, rule or regulation applicable to the Master Fund, or (iv) require the Master Fund to obtain any approval, consent or waiver of, or to make any filing with, any person or entity (governmental or otherwise) that has not been obtained or made.

(g) Registered Fund. The Master Fund is duly registered under the 1940 Act as a closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(h) No Proceedings. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Master Fund, threatened against the Master Fund which assert liability on the part of the Master Fund or which materially affect the financial condition of the Master Fund or the Master Fund’s ability to consummate the Reorganization. The Master Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(i) No Undisclosed Contracts. There are no material contracts outstanding to which the Master Fund is a party that have not been disclosed or that will not otherwise be disclosed to the other Funds prior to the Closing Date.

(j) No Approvals Needed. No consent, approval, authorization or order of any court or government authority is required for the consummation by the Master Fund of the Reorganization.

(k) Tax Returns. The Master Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all U.S. federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs.

(l) Shares Duly Authorized. The Shares to be issued by the Master Fund pursuant to this Plan have been duly authorized and, when issued and delivered pursuant to this Plan, will be legally and validly issued Shares in the Master Fund and will be fully paid and nonassessable by the Master Fund, and no shareholder of Master Fund will have any preemptive right of subscription or purchase in respect thereof.

(m) Authorized Capital. The authorized capital of the Master Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.001 per share. The Master Fund has no outstanding preferred shares other than as set forth in the capitalization table in the N-14 Registration Statement.

(n) Subchapter M Requirements. As of the Closing Date, the Master Fund’s assets will meet the diversification requirements of Section 851(b)(3) of the Code for a RIC under Subchapter M of the Code.

(o) N-14 Registration Statement. On the effective date of the N-14 Registration Statement and on the Closing Date, the N-14 Registration Statement: (i) shall comply in all material respects with the provisions of the 1933 Act, the Securities and Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

provided, however, that the representations and warranties of this paragraph shall not apply to statements in or omissions from the Information Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by a Feeder Fund for use therein.

Section 5. Payment of Expenses.

(a) Except as otherwise provided in this Section 5 or elsewhere in this Plan, the Master Fund will bear all of any and all costs and expenses of the Reorganization incurred by each Fund, including any brokerage commissions, dealer mark-ups and similar expenses (“Portfolio Expenses”) that the Master Fund may incur in connection with the purchases or sale of portfolio securities and any governmental fees required in connection with the registration or qualification of the Shares under applicable U.S. federal and state laws.

(b) In the event that the Reorganization contemplated by this Plan is not consummated, then the Funds will, on a pro rata basis, bear all the costs and expenses incurred in connection with such Reorganization.

(c) Notwithstanding any other provisions of this Plan, if for any reason the Reorganization contemplated by this Plan is not consummated, no Fund shall be liable to any other Fund for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

(d) Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Subchapter M of the Code.

Section 6. Covenants of the Funds.

Each Fund hereby covenants and agrees with each other Fund as follows:

(a) Each Fund will operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions, as applicable.

(b) Each Fund agrees to use all reasonable efforts to obtain the approvals required by the Securities Act of 1933, as amended, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(c) Each Feeder Fund will assist the Master Fund in obtaining information as the Master Fund reasonably requests concerning beneficial ownership of the Master Fund Shares.

(d) Each of the Funds agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed.

(e) Each Fund will cooperate with each other Fund in filing any tax return, or amended return, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Master Fund will retain for a period of six (6) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Feeder Funds’ taxable periods first ending after the Closing Date and for all prior taxable periods.

(f) After the Closing Date, the Master Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by each Feeder Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by a Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Fund to the extent such expenses have been incurred by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by the Master Fund.

(g) Subject to the provisions of this Plan, the Funds will take, or cause to be taken, all actions and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

(h) The Feeder Funds will provide the Master Fund with information reasonably necessary for the preparation of the N-14 Registration Statement, which will include the Information Statement referred to in paragraph 4(o), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

(i) The Master Fund agrees to assume all of the liabilities of the Feeder Funds from and after the Closing Date. Following the consummation of the Reorganization, Master Fund will continue its business as a closed-end management investment company registered under the 1940 Act.

(j) The intention of the parties is that each Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Master Fund nor the Feeder Funds shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Mergers to qualify as reorganizations within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Master Fund and the Feeder Funds will take such action or cause such action to be taken, as reasonably necessary to enable Faegre Drinker Biddle & Reath LLP to render the tax opinion contemplated by section 7(e).

Section 7. Conditions of a Fund’s Obligations.

The obligations of a Fund hereunder shall be subject to the following conditions:

(a) That each Fund’s Board of Trustees (“Board”) has determined that participation in the Reorganization is in the best interests of the Fund and that the interests of the Investors thereof will not be diluted as a result of the Reorganization, and that this Plan shall have been adopted, and the Reorganization shall have been approved, by the Board.

(b) That each Fund shall have furnished to the other Funds a certificate signed by a Fund officer, dated as of the Closing Date, certifying that, as of the Closing Date, all representations and warranties of such Fund made in this Plan are true and correct in all material respects with the same effect as if made at and as of such dates, and that such Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(c) That there shall not be any material litigation pending with respect to the matters contemplated by this Plan.

(d) That all proceedings taken by the Master Fund in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the other Funds.

(e) The Funds will receive at or before the Closing Date an opinion of Faegre Drinker Biddle & Reath LLP satisfactory to the Funds based on representations of the Funds and reasonable assumptions, substantially to the effect that for federal income tax purpose and with respect to other matters:

(1) Each Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and each Feeder Fund and the Master Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(2) No gain or loss will be recognized by any Feeder Fund on the transfer of its assets to the Master Fund pursuant to the Merger or on the distribution of Master Fund Share to the shareholders of the Feeder Fund pursuant to the Merger;

(3) No gain or loss will be recognized by the Master Fund by reason of the Mergers;

(4) Each Feeder Fund’s shareholders will not recognize gain or loss upon the conversion of their Feeder Fund Shares into Master Fund Shares pursuant to the Mergers;

(5) The tax basis of the Master Fund Shares received by Feeder Fund shareholders in the Mergers will be, for each Feeder Fund shareholder, the same as the tax basis of the respective Feeder Fund Shares converted into such Master Fund Shares in the Mergers;

(6) The tax holding period of the Master Fund Shares received by Feeder Fund shareholders will include, for each Feeder Fund shareholder, the tax holding period for the Feeder Fund Shares converted into such Master Fund Shares in the Merger, provided that those Feeder Fund Shares were held as capital assets on the date of the Mergers;

(7) Each Feeder Fund and the Master Fund are Delaware statutory trusts validly existing and in good standing under the laws of the State of Delaware;

(8) Neither the Feeder Funds nor the Master Fund are, and the execution, delivery and performance of this Plan by the Feeder Funds and the Master Fund will not result in, a violation of the respective Fund’s Agreement and Declaration of Trust or By-Laws, as amended, or any material agreement, indenture, contract, lease or other undertaking to which a Fund is a party, or by which the Funds or their property are bound;

(9) Each Feeder Fund and the Master Fund are registered investment companies classified as a management company of the closed-end type and their registrations with the SEC as investment companies under the 1940 Act are in full force and effect; and

(10) The execution, delivery and performance of this Plan has been duly authorized by all necessary actions on the part of the each Fund’s Board, and this Plan will constitute a valid and binding obligation of each Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(f) Each Fund will make and provide representations that are reasonably necessary to enable Faegre Drinker Biddle & Reath LLP to deliver an opinion substantially as set forth in section 7(e), which opinion may address any such other matters, if any, that Faegre Drinker Biddle & Reath LLP believes to be material to the Reorganization.

(g) The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(h) All representations and warranties of the Funds, contained in this Plan shall be true and correct in all material respects as of the date hereof, except as they may be affected by the actions contemplated by this Plan, and as of the Closing Date with the same force and effect as if made on the Closing Date.

Section 8. Termination, Postponement and Waivers.

(a) Notwithstanding anything contained in this Plan to the contrary, this Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date and/or the Closing Date may be postponed,

(i) by consent of the Funds’ Boards; or

(ii) if any condition of a Fund’s obligations set forth in Section 7 of this Plan has not been fulfilled or waived by the Boards of the other Funds.

(b) If the Reorganization contemplated by this Plan has not been consummated by June 30, 2021, this Plan automatically shall terminate on that date, unless a later date is agreed to by the Funds’ Boards.

(c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or persons who are its trustees, officers, agents or shareholders in respect of this Plan.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Plan may be waived by each Fund’s Board, if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to the investors of the Fund on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 3 and 4 of this Plan shall expire with, and be terminated by, the consummation of the Reorganization, and the Funds and the officers, trustees, managers, agents or shareholders of such Funds shall not have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, manager, agent or shareholder of any Fund against any liability to the entity for which that officer, trustee, manager, agent or shareholder so acts or to its investors, to which that officer, trustee, manager, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Funds’ Boards to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the Investors.

Section 9. Other Matters.

(a) All covenants, agreements, representations and warranties made under this Plan and any certificates delivered pursuant to this Plan shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to any Fund shall be addressed to:

c/o FS Global Advisor, LLC

201 Rouse Boulevard

Philadelphia, PA 19112

or at such other address as a Fund may designate by written notice to the other Funds. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Plan supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in said state.

(d) It is expressly agreed that the obligations of any Fund hereunder shall not be binding upon any of its trustees, managers, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund, as applicable. The execution and delivery of this Plan has been authorized by each Board on behalf of its Fund and signed by their respective authorized officers, acting as such, and neither such authorization by such trustees or managers, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the relevant Fund, as applicable.

(e) This Plan may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

(f) This Plan may not be assigned by the parties hereto. This Plan shall be binding upon and enforceable by, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

(g) The captions in this Plan are for convenience only and shall not affect the construction or interpretation of any term or provision hereof. The use in this Plan of the masculine pronoun in reference to a party hereto shall be deemed to include the feminine or neuter, as the context may require.

(h) This Plan may not be amended or modified, nor may compliance with any condition or covenant set forth herein be waived, except by a writing duly and validly executed by each party hereto, or in the case of a waiver, the party waiving compliance.

(i) At any time or from time to time after the date of this Plan, the parties hereto will take all appropriate action and execute and deliver, without limitation, any documents or instruments of transfer, conveyance, assignment and confirmation or provide any information which may be reasonably necessary to carry out any of the provisions of this Plan.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the parties hereto have caused this Plan to be executed as of the date set forth above by their duly authorized representatives.

FS Global Credit Opportunities Fund

By:	/s/ Michael C. Forman	By:	/s/ Edward T. Gallivan Jr.
Name:	Michael C. Forman	Name:	Edward T. Gallivan, Jr.
Title:	Chief Executive Officer	Title:	Chief Financial Officer

FS Global Credit Opportunities Fund – ADV

By:	/s/ Michael C. Forman	By:	/s/ Edward T. Gallivan Jr.
Name:	Michael C. Forman	Name:	Edward T. Gallivan, Jr.
Title:	Chief Executive Officer	Title:	Chief Financial Officer

FS Global Credit Opportunities Fund – T

By:	/s/ Michael C. Forman	By:	/s/ Edward T. Gallivan Jr.
Name:	Michael C. Forman	Name:	Edward T. Gallivan, Jr.
Title:	Chief Executive Officer	Title:	Chief Financial Officer

FS Global Credit Opportunities Fund – A

By:	/s/ Michael C. Forman	By:	/s/ Edward T. Gallivan Jr.
Name:	Michael C. Forman	Name:	Edward T. Gallivan, Jr.
Title:	Chief Executive Officer	Title:	Chief Financial Officer

FS Global Credit Opportunities Fund – D

By:	/s/ Michael C. Forman	By:	/s/ Edward T. Gallivan Jr.
Name:	Michael C. Forman	Name:	Edward T. Gallivan, Jr.
Title:	Chief Executive Officer	Title:	Chief Financial Officer

FS Global Credit Opportunities Fund – T2

By:	/s/ Michael C. Forman	By:	/s/ Edward T. Gallivan Jr.
Name:	Michael C. Forman	Name:	Edward T. Gallivan, Jr.
Title:	Chief Executive Officer	Title:	Chief Financial Officer

PART B

STATEMENT OF ADDITIONAL INFORMATION

Reorganization of

FS GLOBAL CREDIT OPPORTUNITIES FUND — ADV

FS GLOBAL CREDIT OPPORTUNITIES FUND — T

FS GLOBAL CREDIT OPPORTUNITIES FUND — A

FS GLOBAL CREDIT OPPORTUNITIES FUND — D

FS GLOBAL CREDIT OPPORTUNITIES FUND — T2

201 Rouse Boulevard

Philadelphia, PA 19112

215-495-1150

With and Into

FS GLOBAL CREDIT OPPORTUNITIES FUND

201 Rouse Boulevard

Philadelphia, PA 19112

215-495-1150

This Statement of Additional Information, relating specifically to the Reorganization of FS Global Credit Opportunities Fund — ADV, FS Global Credit Opportunities Fund — T, FS Global Credit Opportunities Fund — A, FS Global Credit Opportunities Fund — D and FS Global Credit Opportunities Fund — T2 (each a “Feeder Fund” and collectively, the “Feeder Funds”) into FS Global Credit Opportunities Fund (the “Master Fund” and together with the Feeder Funds, the “Funds”) consists of this document and the following described documents, each of which is incorporated by reference herein:

•

The audited financial statements and financial highlights and related Reports of Independent Registered Public Accounting Firm for each of the Feeder Funds included in each Feeder Fund’s Annual Report for the year ended December 31, 2019 as filed with the SEC on March 6, 2020 (no other parts of the Feeder Funds’ Annual Reports are incorporated herein by reference):

•	FS Global Credit Opportunities Fund — ADV (Registration No. 811-23138, EDGAR Accession No. 0001104659-20-030237)

•	FS Global Credit Opportunities Fund — T (Registration No. 811-23139, EDGAR Accession No. 0001104659-20-030241)

•	FS Global Credit Opportunities Fund — A (Registration No. 811-22798, EDGAR Accession No. 0001104659-20-030235)

•	FS Global Credit Opportunities Fund — D (Registration No. 811-22797, EDGAR Accession No. 0001104659-20-030238)

•	FS Global Credit Opportunities Fund — T2 (Registration No. 811-23243, EDGAR Accession No. 0001104659-20-030242);

•

The unaudited financial statements and financial highlights for each of the Feeder Funds included in each Feeder Fund’s Semi-Annual Report for the period ended June 30, 2020 as filed with the SEC on August 27, 2020 (no other parts of the Feeder Funds’ Semi-Annual Reports are incorporated herein by reference):

•	FS Global Credit Opportunities Fund — ADV (Registration No. 811-23138, EDGAR Accession No. 0001387131-20-007978)

•	FS Global Credit Opportunities Fund — T (Registration No. 811-23139, EDGAR Accession No. 0001387131-20-007982)

•	FS Global Credit Opportunities Fund — A (Registration No. 811-22798, EDGAR Accession No. 0001387131-20-007976)

•	FS Global Credit Opportunities Fund — D (Registration No. 811-22797, EDGAR Accession No. 0001387131-20-007980)

•	FS Global Credit Opportunities Fund — T2 (Registration No. 811-23243, EDGAR Accession No. 0001387131-20-007984);

•

The audited consolidated financial statements and financial highlights and related Report of Independent Registered Public Accounting Firm for the Master Fund included in the Master Fund’s Annual Report for the year ended December 31, 2019 as filed with the SEC on March 6, 2020 (Registration No. 811-22802, EDGAR accession number 0001104659-20-030234) (no other parts of the Master Fund’s Annual Report are incorporated herein by reference); and

•

The unaudited consolidated financial statements and financial highlights for the Master Fund included in the Master Fund’s Semi-Annual Report for the period ended June 30, 2020 as filed with the SEC on August 27, 2020 (Registration No. 811-22802, EDGAR accession number 0001387131-20-007974) (no other parts of the Master Fund’s Semi-Annual Report are incorporated herein by reference).

This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the Combined Prospectus/Information Statement dated November 24, 2020. A copy of the Combined Prospectus/Information Statement may be obtained without charge by contacting the Funds at 201 Rouse Boulevard, Philadelphia, PA 19112 or by calling 877-628-8575.

The date of this Statement of Additional Information is November 24, 2020

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION

The Boards of Trustees (the “Boards”) of the Funds reviewed and approved the Agreement and Plan of Reorganization (the “Plan”) that provides for the Reorganization of the Feeder Funds with and into the Master Fund. The Boards determined that the Reorganization is in the best interests of each Feeder Fund and the Master Fund and their respective shareholders and that the interests of the shareholders of each Feeder Fund and the Master Fund will not be diluted as a result of the Reorganization.

Currently, the Funds are part of a master-feeder structure consisting of six different funds, including the five Feeder Funds and the Master Fund. The Reorganization would eliminate the master-feeder structure and result in a single fund, the Master Fund.

As part of the Reorganization, each of the Feeder Funds will merge with and into the Master Fund, such that each of the Feeder Funds will cease to exist and the Master Fund will be the sole surviving entity. Master Fund common shares of beneficial interest (“Shares”) would be distributed to shareholders of the Feeder Funds and shareholders of the Feeder Funds will become shareholders of the Master Fund. Each shareholder will receive Shares, determined at the time the Reorganization is consummated, that is the same as the value of such shareholder’s interests in the Feeder Fund in which such shareholder held interests prior to the Reorganization.

ADDITIONAL INFORMATION ABOUT THE FEEDER FUNDS AND THE MASTER FUND

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the information contained in the Information Statement/Prospectus concerning the investment objectives and policies of the Funds. The investment policies described below, except as otherwise noted, are not fundamental policies and may be changed by the Boards, as applicable, without the approval of shareholders. The Funds have the same investment objectives and risks and substantially similar policies.

Each Feeder Fund seeks to achieve its investment objective by investing substantially all of its assets in the Master Fund. All investments are made at the Master Fund level; therefore, each Feeder Fund’s investment results correspond directly to the investment results of the Master Fund. Certain of the risks discussed below relate to investments generally made by the Master Fund. These risks, in turn, have an effect on the Feeder Funds through their investments in the Master Fund.

Special Situations

The Master Fund invests in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities, the value of which may be less than the purchase price paid by the Master Fund for the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Master Fund may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including, but not limited to: (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and/or (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Master Fund invests, there is a potential risk of loss by the Master Fund of its entire investment in such companies.

Certain Bankruptcy and Insolvency Issues

Some of the companies in which the Master Fund invests may be involved in complex bankruptcy or insolvency proceedings in the United States or elsewhere. There are a number of significant risks inherent in the bankruptcy or insolvency process. The Master Fund cannot guarantee the outcome of any bankruptcy or insolvency proceeding.

U.S. bankruptcy or other insolvency proceedings, the Master Fund may risk taking a loss on its investment and having its claim released or discharged against the debtor and third parties. For example, under a plan of reorganization, the Master Fund could receive a cash distribution for less than its initial investment or receive securities or other financial instruments in exchange for its claims, which then could be discharged and released against the debtor or other third parties. In addition, through U.S. bankruptcy proceedings, a debtor can effectuate a sale of assets with a purchaser acquiring such assets free and clear of any claims or liens underlying the Master Fund’s investment, with the Master Fund having only potential recourse to the proceeds of the sale.

Under certain circumstances, payments or grants of security to the Master Fund may be reclaimed, recharacterized or avoided if any such payment or grant is later determined by the applicable court to have been a fraudulent conveyance, fraudulent transfer, preferential payment or otherwise subject to avoidance under applicable law. In addition, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” of a debtor and other creditors can demonstrate that they have been harmed by such actions.

Many events in a bankruptcy are often beyond the control of the creditors. While creditors may be given an opportunity to object to or otherwise participate in significant actions, there can be no assurance that a court in the exercise of its broad powers or discretion would not approve actions that would be contrary to the interests of the fund.

The duration of a bankruptcy or insolvency proceeding is difficult to predict. A creditor’s return on investment can be adversely impacted by delays while a plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until the plan ultimately becomes effective. Similar delays can occur while a court considers a sale or other restructuring transaction. In addition, the administrative costs in connection with a bankruptcy or insolvency proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to unsecured creditors or equity holders. If a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Also, in the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Further, certain claims that have priority by law (for example, claims for taxes) may be quite substantial.

The effect of a bankruptcy filing on or by a portfolio company may adversely and permanently affect the portfolio company. The portfolio company may lose its market position, going concern value and key employees and otherwise become incapable of restoring itself as a viable entity. If the proceeding is converted to a liquidation, the liquidation value of the portfolio company may not equal the liquidation value that was believed to exist at the time of the investment.

Fixed-Income Instruments

The Master Fund invests in fixed-income instruments, such as high-yield corporate debt securities or bonds. Corporate bonds and other fixed-income instruments are typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Underwriter”) for a group of investors (“Bond Investors”). In secured fixed-income instrument offerings, an institution, typically but not always an agent affiliated with the Underwriter, holds any collateral on behalf of the Bond Investors. The Master Fund may purchase fixed-income instruments either directly from the Underwriter or from a Bond Investor.

An issuer of fixed-income instruments must typically comply with the terms contained in a note purchase agreement or indenture between the issuer and the holders of the instruments (the “Bond Agreement”). These Bond Agreements generally detail the schedule of payments and also place certain restrictive financial and other covenants on the issuer, similar to those in loan agreements. A trustee typically administers and enforces the terms of the Bond Agreement and the fixed-income instrument on behalf of all holders of the instrument.

The rights of holders of high-yield corporate debt securities or bonds are generally subordinate to any existing senior or secured lenders in the issuer’s capital structure and are structurally subordinated to the rights of any existing or future lenders to an issuer’s subsidiaries that do not guarantee the high-yield corporate debt securities or bonds, and thus have a lower priority in payment than such lenders.

Debtor-in-Possession (“DIP”) Loans

The Master Fund may invest in or extend loans to companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. These DIP loans are most often working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. While such loans are generally viewed as less risky than many other types of loans as a result of their seniority in the debtor’s capital structure, their underlying collateral and because their terms will have been approved by a federal bankruptcy court order, the debtor’s reorganization efforts may fail and the proceeds of the ensuing liquidation of the DIP lender’s collateral might be insufficient to repay the DIP loan.

Lender Liability

Under common law principles that in some cases form the basis for lender liability claims, if a lender (i) intentionally takes an action that results in the undercapitalization of a borrower or issuer to the detriment of other creditors of such borrower or issuer, (ii) engages in other inequitable conduct to the detriment of such other creditors or (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors (a remedy called “equitable subordination”). The Master Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the equitable subordination doctrine; however, because of the nature of the debt obligations, the Master Fund may be subject to claims from creditors of an obligor that debt obligations of such obligor which are held by the Master Fund should be equitably subordinated.

Restricted and Illiquid Securities

The Master Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Master Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Master Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Master Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act” and, such securities, “Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A under the Securities Act is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Master Fund pursuant to Rule 144A under the Securities Act, the Master Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Master Fund Board. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Master Fund Board directs the Adviser to carefully monitor the Master Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A under the Securities Act, the Master Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Rights Offerings and Warrants to Purchase

The Master Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe for and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Master Fund could lose the purchase value of a right or warrant if the right to subscribe for additional shares is not exercised prior to the rights’ or warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the related security’s market price such as when there is no movement in the level of the underlying security.

Equity Securities

In addition to common stock, the Master Fund may invest in other equity securities, including preferred stock, convertible securities and depositary receipts.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of the issuer’s preferred stock than in more senior credit securities with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Depositary Receipts. The Master Fund may hold investments in sponsored and unsponsored American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), global depositary receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as continental depositary receipts, are receipts issued in Europe typically by non-U.S. banks and trust companies that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present the additional investment considerations of non-U.S. Securities.

Cash Equivalents and Short-Term Debt Securities

For temporary defensive purposes, the Master Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

(1)

U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan

Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. The recent financial crisis negatively impacted certain U.S.-government-sponsored entities. As the real estate market has deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S. mortgages have experienced extreme volatility, and in some cases, a lack of liquidity. The Adviser will monitor developments and seek to manage the Master Fund’s portfolio in a manner consistent with achieving the Master Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

(2)

Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Master Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3)

Repurchase agreements, which involve purchases of debt securities. At the time the Master Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Master Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Master Fund to invest temporarily available cash. The Master Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Master Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Master Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Master Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Master Fund could incur a loss of both principal and interest. The Adviser will monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser will do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Master Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Master Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)

Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Master Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Master Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Master Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Bank Loans and Participations

The Master Fund’s investment program may include significant amounts of bank loans and participations. These obligations are subject to unique risks, including (i) the possible avoidance of an investment transaction as a “preferential transfer,” “fraudulent conveyance” or “fraudulent transfer,” among other avoidance actions, under relevant bankruptcy, insolvency and/or creditors’ rights laws, (ii) so-called “lender liability” claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, (iv) limitations on the ability of the Master Fund to directly enforce its rights with respect to participations and (v) the contractual nature of participations where the Master Fund takes on the credit risk of the agent bank rather than the actual borrower.

The Master Fund may acquire interests in loans either directly (by way of assignment) or indirectly (by way of participation). The Master Fund typically acquires loans by assignment, but may in some instances purchase loans by participation. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the loan agreement with respect to the loan; however, its rights can be more restricted than those of the assigning institution. Participation in a portion of a loan typically results in a contractual relationship only with the institution participating out the interest and not with the obligor. The Master Fund would, in such a case, have the right to receive payments of principal and interest to which it is entitled only from the institution selling the participation, and not directly from the obligor, and only upon receipt by such institution of such payments from the obligor. As the owner of a participation, the Master Fund generally will have no right to enforce compliance by the obligor with the terms of the loan agreement or to vote on amendments to the loan agreement, nor any rights of set-off against the obligor, and the Master Fund may not directly benefit from collateral supporting the loan in which it has purchased the participation. In addition, in the event of the insolvency of the selling institution, the Master Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the applicable loan.

Consequently, the Master Fund will assume the credit risk of both the obligor and the institution selling the participation to the Master Fund. As a result, concentrations of participations from any one selling institution subject the Master Fund to an additional degree of risk with respect to defaults by such selling institution.

Risks of Foreign Investments

Investments in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Master Fund may be subject to foreign taxation on realized capital gains, dividends or interest payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Master Fund in respect of its foreign securities will reduce the Master Fund’s yield.

In addition, the tax laws of some foreign jurisdictions in which the Master Fund may invest are unclear and interpretations of such laws can change over time. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under GAAP, the Master Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce the Master Fund’s NAV at the time accrued, even though, in some cases, the Master Fund ultimately will not pay the related tax liabilities. Conversely, the Master Fund’s NAV will be increased by any tax accruals that are ultimately reversed.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than those in the United States. Investments in foreign securities also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit the Master Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the Master Fund will satisfy applicable foreign reporting requirements at all times.

Wholly-Owned Subsidiaries

A significant portion of the Master Fund’s assets may be invested through its wholly-owned and controlled subsidiaries. As of June 30, 2020, the Master Fund had two wholly-owned financing subsidiaries, Dauphin Funding and Bucks Funding, and three other wholly-owned subsidiaries through which it holds interests in certain portfolio companies. To the extent that the Master Fund invests through its subsidiaries to gain exposure to certain restricted securities or non-U.S. investments, the Master Fund will be subject to the risks associated with such securities or investments. See “—Restricted and Illiquid Securities” and “—Risks of Foreign Investments” above.

Each of the Master Fund’s subsidiaries has the same investment objectives as the Master Fund and is governed by a board of directors or managers. The Master Fund does not intend to sell or transfer any interest in its subsidiaries to any third party. The Master Fund looks through each subsidiary for purposes of compliance with its investment policies and the applicable provisions of the 1940 Act relating to capital structure, affiliated transactions and custody.

Other Portfolio Strategies

Short Sales

The Master Fund may engage in short sales of securities, particularly of corporate bonds and other fixed-income instruments. A short sale is a transaction in which the Master Fund sells a security it does not own as a means of attractive financing for purchasing other assets or in anticipation that the market price of that security will decline. The Master Fund may make short sales for financing, for risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When the Master Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Master Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Master Fund’s obligation to replace the borrowed security may be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Master Fund may also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Master Fund on such security, the Master Fund may not receive any payments (including interest) on its collateral deposited with such broker- dealer.

Short selling involves a number of risks. If a security sold short increases in price, the Master Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Master Fund may, but is not expected to, have substantial short positions and may engage in short sales where it does not own or have the immediate right to acquire the security sold short, and as such must borrow those securities to make delivery to the buyer under the short sale transaction. The Master Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Master Fund may not be able to successfully implement any short sale strategy it employs due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the fund.

Until the Master Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Master Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Master Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Master Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. Additionally, the Master Fund must maintain sufficient liquid assets, less any additional collateral pledged to the broker, marked-to- market daily, to cover the borrowed securities obligations. This may limit the Master Fund’s investment flexibility, as well as its ability to meet other current obligations.

In times of unusual or adverse market, economic, regulatory or political conditions, the Master Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer.

Collateralized Debt Obligations

The Master Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other securitized products. CDOs are types of asset-backed securities. The risks of an investment in a CDO depend largely on the type of collateral securities and the class of the CDO in which the Master Fund invests. Normally, CDOs, CBOs, CLOs and other securitized products are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Master Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for transactions under Rule 144A of the Securities Act. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere herein, CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a NRSRO; (iii) the Master Fund is likely to invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Master Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Structured Products Risk. The Master Fund may invest in structured products, consisting of CLOs and credit-linked notes. CLOs and structured products are generally backed by an asset or a pool of assets (often senior secured loans and other credit- related assets in the case of a CLO) that serve as collateral. Holders of structured products bear the risks, including credit risk, of the underlying investments, index or reference obligation and are subject to prepayment and counterparty risks.

In some instances, such as in the case of most CLOs, structured products are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.

The Master Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold. Structured products, and particularly subordinated interests thereof, are less liquid than many other types of securities and may be more volatile than the underlying assets. As a result, investments in CLOs and credit-linked notes may be subject to liquidity risk and may be characterized by the Master Fund as illiquid securities. In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that investments in CLO equity and junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

In addition, changes in the collateral held by a CLO may cause payments on the instruments the Master Fund holds to be reduced, either temporarily or permanently. Further, the performance of a CLO or other structured products will be affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility.

Derivatives

General Limitations on Futures and Options Transactions. The Master Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the U.S. Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association, which regulate trading in the futures markets. Pursuant to CFTC Regulation 4.5, the Master Fund is not subject to regulation as a commodity pool under The Commodity Exchange Act (the “CEA”).

Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions. The Master Fund complies with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will segregate cash, U.S. government securities, high-grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC on the Master Fund’s records in the amount prescribed. Securities segregated on the Master Fund’s records cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily. Segregation and coverage requirements imposed under the 1940 Act could result in the Master Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Options. The Master Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, the Master Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Master Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Master Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Master Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Master Fund so desires.

Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Master Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the fund.

Some, but not all, of the Master Fund’s derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Master Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Futures Contracts. The Master Fund may enter into securities-related futures contracts, including security futures contracts, as an anticipatory hedge. The Master Fund’s derivative investments may include sales of futures as an offset against the effect of expected declines in securities prices and purchases of futures as an offset against the effect of expected increases in securities prices. The Master Fund does not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” the contract. A person who sells a security futures contract enters into a contract to sell the underlying security and is said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Master Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. However, there can be no assurance that the Master Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Master Fund is not able to enter into an offsetting transaction, the Master Fund will continue to be required to maintain the margin deposits on the futures contract and the Master Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Master Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

There can be no assurance that a liquid market will exist at a time when the Master Fund seeks to close out a futures contract position. The Master Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Master Fund’s NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Depending on the terms of the contract, some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying securities. Conversely, a person who is short the contract must make delivery of the underlying securities in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

Depending on the terms of the contract, other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

As noted above, margin is the amount of funds that must be deposited by the Master Fund in order to initiate futures trading and to maintain the Master Fund’s open positions in futures contracts. A margin deposit is intended to ensure the Master Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the fund. In computing daily NAV, the Master Fund marks to market the current value of its open futures contracts. The Master Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the account were then closed out.

Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Master Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

In addition to the foregoing, imperfect correlation between futures contracts and the underlying securities may prevent the Master Fund from achieving the intended hedge or expose the Master Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average experiences one-day declines of 10%, 20% and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Master Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Master Fund to a loss.

Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

Swap Agreements. The Master Fund may enter into swap agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Certain risks are reduced (but not eliminated) if a fund invests in cleared swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.

Swap agreements may increase or decrease the overall volatility of the Master Fund’s investments and the price of Fund Shares. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the fund. If a swap agreement calls for payments by the Master Fund, the Master Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Master Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Master Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Master Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Master Fund will segregate assets equal to the full notional value of the swap agreements, unless future SEC staff guidance permits asset segregation to a lesser extent.

The use of swaps can cause the Master Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses.

The Master Fund monitors any swaps with a view towards ensuring that the Master Fund remains in compliance with all applicable regulatory, investment and tax requirements.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Master Fund will be committed to pay under the swap.

When-Issued and Forward Commitment Securities

The Master Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Master Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Master Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Master Fund enters into a transaction on a when- issued or forward commitment basis, it will designate on its books and records cash or liquid credit securities equal to at least the value of the when-issued or forward commitment securities, unless future SEC staff guidance permits designation or segregation to a lesser extent. The value of these assets will be monitored daily to ensure that their marked-to-market value will at all times equal or exceed the corresponding obligations of the fund. There is always a risk that the securities may not be delivered and that the Master Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Master Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates.

Securities purchased on a forward commitment or when-issued basis may expose the Master Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Master Fund is fully invested may result in greater potential fluctuation in the Master Fund’s NAV.

The risks and effect of settlements in the ordinary course on the Master Fund’s NAV are not the same as the risks and effect of when-issued and forward commitment securities.

The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security’s value in the market from the date of the Master Fund’s commitment (the “Commitment Date”) to the date of the actual delivery and payment for such securities (the “Settlement Date”). There is a risk that, on the Settlement Date, the Master Fund’s payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market’s valuation of the security on the Settlement Date. This same risk is also borne if the Master Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive, a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. In some instances, no income accrues to the Master Fund during the period from the Commitment Date to the Settlement Date. On the other hand, the Master Fund may incur a gain if the Master Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.

The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (“LSTA”). For par loans, income accrues to the buyer of the senior loan (the “Buyer”) during the period beginning on the last date by which the senior loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par senior loan purchase in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the senior loan (this payment may be netted from the wire released on settlement date for the purchase price of the senior loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro-rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the buyer should have received. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Master Fund is reduced or eliminated when compared with such risk when investing in when- issued or forward commitment securities.

Zero Coupon and Paid-In-Kind (“PIK”) Bonds

The Master Fund may invest in zero coupon or PIK bonds. Because investors in zero coupon or PIK bonds receive no cash prior to the maturity or cash payment date applicable thereto, an investment in such securities generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments.

Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

Reverse Repurchase Agreements

The Master Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Master Fund with an agreement by the Master Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Master Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Master Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Master Fund; however, under certain circumstances in which the Master Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Master Fund’s limitation on borrowings. The use by the Master Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Master Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Master Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Master Fund’s obligation to repurchase the securities, and the Master Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Master Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

The Master Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Master Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Master Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to the Master Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Master Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Master Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Securities Lending

To the extent permitted by the 1940 Act, the Master Fund may make secured loans of its marginable securities to brokers, dealers and other financial institutions; provided, however, that the value of such loaned securities may not exceed one-third of the Master Fund’s total asset value, including collateral received in respect of such loans. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Adviser to be of relatively high credit standing. Loans of securities are made to broker-dealers pursuant to agreements requiring that such loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Master Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. The Master Fund invests the cash collateral received in accordance with its investment objectives, subject to the Master Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Master Fund typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Master Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Master Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the Master Fund’s investment. The Master Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Master Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Master Fund in permissible investments.

Foreign Currency Transactions

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the currency exchange markets, trade balances, the relative merits of investments in different countries, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, or by currency or exchange controls or political and economic developments in the U.S. or abroad. Currencies in which the Master Fund’s assets are denominated, or in which the Master Fund has taken a long position, may be devalued against other currencies, resulting in a loss to the fund. Similarly, currencies in which the Master Fund has taken a short position may increase in value relative to other currencies, resulting in a loss to the fund.

The Master Fund may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. The Master Fund may use such currency instruments for hedging, investment, and/or currency risk management. Currency risk management may include taking overweighted or underweighted currency positions relative to both the securities portfolio of the Master Fund and the Master Fund’s performance benchmark or index.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce the Master Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Master Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by the Master Fund if the value of the hedged currency increases. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate because of independent factors not related to currency fluctuations. If a forward foreign currency contract is used for hedging, an imperfect correlation between movements in the price of the forward foreign currency contract and the price of the currency or other investment being hedged creates risk.

Forward foreign currency contracts are not market traded, and are not necessarily marked to market on a daily basis. They settle only at the pre-determined settlement date. This can result in deviations between forward foreign currency prices and currency futures prices, especially in circumstances where interest rates and currency futures prices are positively correlated. Second, in the absence of exchange trading and involvement of clearing houses, there are no standardized terms for forward currency contracts. Accordingly, the parties are free to establish such settlement times and underlying amounts of a currency as desirable, which may vary from the standardized provisions available through any currency futures contract. Finally, forward foreign currency contracts, as two party obligations for which there is no secondary market, involve counterparty risk.

INVESTMENT RESTRICTIONS

The Funds have the same investment restrictions, as described below. The Funds may:

(1)

Borrow money, make loans or issue senior securities to the fullest extent permitted by applicable law, including the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

(2)

Invest no more than 25% of their total assets in a particular industry or group of industries. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not considered to represent an industry.

(3)

Underwrite securities to the fullest extent permitted by applicable law, including the Securities Act and the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statutes, rules, regulations or orders may be amended from time to time.

(4)

Not purchase or sell real estate, except that the Funds may: (a) acquire or lease office space for its own use, (b) invest in securities and/or other instruments of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities and/or other instruments that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities and/or other instruments, and (e) hold and sell real estate acquired by the Funds as a result of the ownership of securities and/or other instruments.

(5)

Purchase or sell commodities, commodities contracts, futures contracts and related options, options or forward contracts to the fullest extent permitted by applicable law, including the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

The fundamental investment limitations set forth above restrict the ability of the Funds to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, applicable law, including the 1940 Act. Relevant limitations of the 1940 Act as they presently exist are described below.

These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no vote of the Funds’ shareholders will be required or sought.

Fundamental Investment Restriction (1)

Under the 1940 Act, the Funds each may only borrow up to one-third of the value of its total assets less liabilities (other than liabilities representing senior securities).

The 1940 Act also restricts the ability of any closed-end fund to lend. Under the 1940 Act, the Funds each may only make loans if expressly permitted to do so by its investment policies, and the Funds each may not make loans to persons who control or are under common control with the Funds, respectively. Thus, the 1940 Act effectively prohibits the Funds from making loans to certain persons when conflicts of interest or undue influence are most likely present. However, the Funds each may make other loans which, if made, would expose shareholders to additional risks, such as the failure of the other party to repay the loan. The Funds each retain the flexibility to make loans to the extent permitted by its investment policies, other than loans of securities, which will be limited to 33 1/3% of the total assets of the Funds, as applicable.

The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques, such as reverse repurchase agreements, credit default swaps, futures contracts, the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate assets or otherwise cover obligations. To the extent the Funds cover its commitment under these transactions, including by the segregation of liquid assets, such instrument will not be considered a “senior security” by the Funds, respectively, and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds (or, as the case may be, the 200% asset coverage requirement applicable to preferred shares).

Neither the Feeder Funds nor the Master Fund anticipates issuing any class of senior security that is a share of beneficial interest. Under the 1940 Act, the issuance of any other type of senior security by the Funds is subject to a requirement that provision is made that, (i) if on the last business day of each of 12 consecutive calendar months the asset coverage with respect to the senior security is less than 100%, the holders of such securities voting as a class shall be entitled to elect at least a majority of the respective Fund’s Board with such voting right to continue until the asset coverage for such class of senior security is at least 110% on the last business day of each of 3 consecutive calendar months or, (ii) if on the last business day of each of 24 consecutive calendar months the asset coverage for such class of senior security is less than 100%, an event of default shall be deemed to have occurred.

Fundamental Investment Restriction (2)

If a Fund were to invest more than 25% of its total assets in a particular industry or group of industries, investors would be exposed to greater risks because the performance of the Fund (as applicable) would be largely dependent on the performance of that industry or group of industries. Notwithstanding anything herein to the contrary, nothing in Fundamental Investment Restriction (2) will prohibit a Feeder Fund from investing in the Master Fund. The Funds define an industry or group of industries by reference to Standard & Poor’s Global Industry Classification Standard codes for industry classifications.

Altering Investment Restrictions

The restrictions listed above are fundamental policies of the Funds. Except as described herein, a Fund, as a fundamental policy, may not alter these policies without the approval of the holders of a majority of its outstanding Shares. For purposes of the foregoing, “a majority of the outstanding Shares” means (i) 67% or more of such Shares present at a meeting, if the Shareholders of more than 50% of such Shares are present or represented by proxy, or (ii) more than 50% of such Shares, whichever is less.

Unless otherwise indicated, all limitations applicable to the investments of the Funds apply only at the time a transaction is entered into. Except as otherwise noted, all percentage limitations set forth above apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis.

MANAGEMENT OF THE FUNDS

Pursuant to each Feeder Fund’s and Master Fund’s respective declaration of trust and bylaws, the Funds’ business and affairs are managed under the direction of the Boards, which has overall responsibility for monitoring and overseeing the Funds’ management and operations. The officers of the Funds conduct and supervise the Funds’ daily business operations.

Board of Trustees Leadership Structure

Each Feeder Fund’s Board consists of seven members, six of whom are considered Independent Trustees. The same individuals serve on the Master Fund Board. Among other things, the Boards set broad policies for the Funds and appoints the Funds’ officers. The role of the Boards, and of any individual Trustee, is one of oversight and not of management of the Funds’ day-to-day affairs. Each Trustee will serve until his or her successor is duly elected and qualified. The Trustees are subject to removal or replacement in accordance with Delaware law and the Funds’ declarations of trust. The Trustees serving on the Boards were elected by the organizational shareholder of the Funds.

Michael C. Forman serves as chairman of the Boards and is not an Independent Trustee by virtue of his relationship with the Adviser. The Boards feel that Mr. Forman, as the Funds’ co-founder and chief executive officer, is the Trustee with the most knowledge of the Funds’ business strategy and is best situated to serve as chairman of the Boards. While the Funds currently do not have a policy mandating a lead independent trustee, the Boards believe that having a lead independent trustee role is appropriate. The Boards have appointed Walter W. Buckley, III as lead independent trustee. The lead independent trustee, among other things, works with the chairman of the Boards in the preparation of the agenda for each Board meeting and in determining the need for special meetings of the Boards, chairs any meeting of the Independent Trustees in executive session, facilitates communications between other members of the Boards and the chairman of the Boards and/or the chief executive officer and otherwise consults with the chairman of the Boards and/or the chief executive officer on matters relating to corporate governance and Board performance. Each Independent Trustee plays an active role on the Boards. The Independent Trustees are expected to meet separately in executive session as often as necessary to exercise their oversight responsibilities. The Boards believe that its leadership structure is the optimal structure for the Funds at this time given the Funds’ current size and complexity. The Boards, which review their leadership structure periodically, further believe that its structure is presently appropriate to enable it to exercise its oversight of the Funds.

Board Role in Risk Oversight

Through its direct oversight role, and indirectly through its committees, the Boards perform a risk oversight function for the Funds consisting of, among other things, the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the Funds’ performance and operations; (2) reviewing and approving, as applicable, the Funds’ compliance policies and procedures; (3) meeting with members of the Adviser’s portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with, or reviewing reports prepared by, the representatives of key service providers, including the Adviser and the Funds’ administrator, distributor, transfer agent, custodian and independent registered public accounting firm, to review and discuss the Funds’ activities and to provide direction with respect thereto; and (5) engaging the services of the Funds’ chief compliance officer to test the compliance procedures of the Funds and its service providers. However, not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Funds and its service providers.

Trustees

Information regarding the members of the Boards of the Feeder Funds and the Master Fund are set forth below. The Trustees have been divided into two groups— Interested Trustees and Independent Trustees. The address for each Trustee is c/o FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. As set forth in the Funds’ declaration of trust, each Trustee’s term of office shall continue until his or her death, resignation or removal.

Name and Age	Position(s) Held with the Funds	Served in Position Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Michael C. Forman(1) Age: 59	Chairman, President and Chief Executive Officer	January 2013	Chairman and Chief Executive Officer of FS Investments	8	FS Multi-Alternative Income Fund (since 2018); FS Series Trust (since 2016); FS Energy Total Return Fund (2016-2020); FS Credit Income Fund (since 2016); FS Credit Real Estate Income Trust, Inc. (since 2016); FS KKR Capital Corp. II (formerly FS Investment Corporation II) (since 2011); FS Energy and Power Fund (since 2010); and FS KKR Capital Corp. (since 2007)
Independent Trustees
Walter W. Buckley, III Age: 60	Trustee	June 2013	Chief Executive Officer of Actua Corporation (since 1996); and President of Actua Corporation (1996 – 2001; 2002 – 2009)	6	Actua Corporation (since 1996)
David L. Cohen Age: 65	Trustee	June 2013	Senior Executive Vice President of Comcast Corporation (since 2015); and Executive Vice President of Comcast Corporation (2002 – 2015)	6	NBCUniversal Media, LLC (since 2013)
Barbara J. Fouss Age: 51	Trustee	November 2013	Director of Strategic Initiatives of Sun National Bank (2012 – 2013); Chief Credit Policy Officer of Sun National Bank (2011 – 2012); and Deputy Chief Credit Policy Officer of Sun National Bank (2008 – 2011)	6	None

Name and Age	Position(s) Held with the Funds	Served in Position Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Philip E. Hughes, Jr. Age: 71	Trustee	June 2013	Vice-Chairman of Keystone Industries (since 2011); Principal of Philip E. Hughes, Jr., CPA, Esq. Accounting, Tax and Business Services (since 2011); President of Fox Park Corporation (since 2005) and Sovereign Developers, LP (since 1999); and Partner of LarsonAllen LLP (2000 – 2011).	7	None
Oliver C. Mitchell, Jr. Age: 65	Trustee	June 2013	Attorney and Consultant —Litigation Avoidance, Corporate Governance and Internal Investigations (since 2014); Senior Vice President, General Counsel and Secretary of American Cybersystems, Inc. (2013 – 2014); and Vice President, General Counsel and Secretary of Carpenter Technology Corporation (2007 – 2009)	6	National Commercial Bank Jamaica Limited (since 2015)
Robert N.C. Nix, III Age: 65	Trustee	October 2019	President of Pleasant News, Inc. (since 1995); and Counsel at Obermayer Rebmann Maxwell & Hippel LLP (since 2005)	6	None

*	The “Fund Complex” consists of the Master Fund, the Feeder Funds, FS Series Trust, FS Credit Income Fund and FS Multi- Alternative Income Fund.
(1)	Mr. Forman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of the Adviser.

Executive Officers

Information regarding the executive officers of the Funds is set forth below. The address for each executive officer is c/o FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Name and Age	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Michael C. Forman Age: 59	Chairman, President and Chief Executive Officer	Since 2013	Chairman and Chief Executive Officer, FS Investments
Edward T. Gallivan, Jr. Age: 58	Chief Financial Officer	Since 2013	Chief Financial Officer of Fund—A (since 2018), Fund—D (since 2018), Fund—T (since 2018), Fund—ADV (since 2018), Fund—T2 (since 2018), FS Energy and Power Fund (since 2012), FS Energy Total Return Fund (2017-2020), FS Credit Income Fund (since 2017), FS Multi- Alternative Income Fund (since 2018) and FS Credit Real Estate Income Trust, Inc. (since 2018)
Stephen S. Sypherd Age: 43	Vice President, Treasurer and Secretary	Since 2013	General Counsel, FS Investments; and Associate of Skadden, Arps, Slate, Meagher & Flom LLP (2002 – 2010)
James F. Volk Age: 58	Chief Compliance Officer	Since 2015	Senior Vice President of Fund Compliance, FS Investments (since 2014); and Chief Compliance Officer, Chief Accounting Officer and Head of Traditional Fund Operations at SEI’s Investment Manager Services market unit (1996 – 2014)
Jason Zelesnik Age: 31	Chief Operating Officer	Since 2020	Executive Director, Portfolio Management (since 2020); Director, Portfolio Management (since 2014).

Trustee Qualifications

The Boards have considered the following factors, among others, in concluding that the Trustees possess the requisite experience, qualifications, attributes and/or skills to serve as Board members: his or her character and integrity; professional experience; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. Forman, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Funds. The Boards believe that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel, and independent auditors, and to exercise effective business judgment in the performance of their duties, support its conclusion. In addition, the Boards have considered the following particular attributes as to the various individual Trustees:

Mr. Forman has extensive experience in corporate and securities law and has founded and served in a leadership role of various companies, including FS, which serves as the Fund’s investment adviser. The Boards believe Mr. Forman’s experience and his positions as chief executive officer of FS Investments make him a significant asset to the Funds.

Mr. Buckley has significant experience as an entrepreneur and senior executive at public and private organizations. This experience has provided Mr. Buckley, in the opinion of the Boards, with experience and insight which is beneficial to the Funds.

Mr. Cohen has significant experience as an executive and director at various companies, including public and private companies, and charitable and civic organizations, as well as extensive legal experience. This experience has provided Mr. Cohen, in the opinion of the Boards, with experience and insight which is beneficial to the Funds.

Mr. Hughes has extensive experience in accounting, including his partnership at various accounting firms, and has participated on the boards of various companies, including public and private companies, and charitable and civic organizations. This experience has provided Mr. Hughes, in the opinion of the Boards, with experience and insight which is beneficial to the Funds.

Ms. Fouss has significant experience as an executive at various companies, including public and private companies. This experience has provided Ms. Fouss, in the opinion of the Boards, with experience and insight which is beneficial to the Funds.

Mr. Mitchell has extensive legal and executive experience at various companies, as well as in public service. This experience has provided Mr. Mitchell, in the opinion of the Boards, with experience and insight which is beneficial to the Funds.

Mr. Nix has extensive experience serving on the boards of various companies. This experience has provided Mr. Nix, in the opinion of the Boards, with experience and insight which is beneficial to the Funds.

Compensation of Trustees

Trustees who do not also serve in an executive officer capacity for the Feeder Funds, the Master Fund or the Adviser are entitled to receive from the Master Fund an annual cash retainer, fees for attending in-person Board meetings and committee meetings and annual fees for serving as a committee chairperson, determined based on the Master Fund’s net assets as of the end of each fiscal quarter. These Trustees are Walter W. Buckley, III, David L. Cohen, Barbara J. Fouss, Philip E. Hughes, Jr., Oliver C. Mitchell, Jr. and Robert N.C. Nix, III. Amounts payable under the arrangement are determined and paid quarterly in arrears as follows:

			Annual Committee Chair Cash Retainer
Annual Cash Retainer	Board Meeting Fee	Committee Meeting Fee	Audit/Valuation	Nominating and Corporate Governance	Other
$ 100,000	$2,500	$1,000	$20,000	$15,000	$10,000

In addition, the Master Fund pays an annual cash retainer of $25,000 for the service of the Funds’ lead independent trustee. Further, the Master Fund will also reimburse each of the Trustees for all reasonable and authorized business expenses in accordance with the Master Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and each committee meeting not held concurrently with a Board meeting.

The Funds do not pay compensation to Trustees who also serve in an executive officer capacity for the Feeder Funds, the Master Fund or the Adviser.

The table below sets forth the compensation received by the Trustees from the Funds and the Fund Complex for the year ended December 31, 2019:

Name of Independent Trustee	Aggregate Compensation from the Master Fund	Total Compensation from the Funds and the Fund Complex*
Walter W. Buckley, III	$138,500	$138,500
David L. Cohen	$125,000	$125,000
Barbara J. Fouss	$115,000	$115,000
Philip E. Hughes, Jr.	$134,000	$149,000
Oliver C. Mitchell, Jr.	$114,000	$114,000
Charles P. Pizzi(1)	$113,000	$113,000
Robert N.C. Nix, III(2)	$—	$—

*	The “Fund Complex” consists of the Master Fund, the Feeder Funds, FS Series Trust, FS Credit Income Fund and FS Multi-Alternative Income Fund.
(1)	Mr. Pizzi resigned from each of the Boards, effective as of December 31, 2019.
(2)	Mr. Nix joined each of the Boards as a trustee in October of 2019 and did not receive any compensation in 2019.

Board Committees

In addition to serving on each Fund’s Board, Trustees may also serve on one or more of the following committees, which have been established by the Boards to handle certain designated responsibilities. The Boards have designated a chairman of each committee. Subject to applicable law, the Boards may establish additional committees, change the membership of any committee, fill all vacancies and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in the Funds’ best interest.

Audit Committee. The audit committee is responsible for selecting, engaging and discharging the Funds’ independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Funds’ independent registered public accounting firm, approving professional services provided by the Funds’ independent registered public accounting firm (including compensation therefor), reviewing the independence of the Funds’ independent registered public accounting firm and reviewing the adequacy of the Funds’ internal controls over financial reporting. The audit committee also establishes guidelines and makes recommendations to the Master Fund Board regarding the valuation of the Master Fund’s loans and investments.

The members of the audit committee of each Board are Barbara J. Fouss, Philip E. Hughes, Jr. Oliver C. Mitchell, Jr. and Robert N.C. Nix, III, each of whom is an Independent Trustee. Philip E. Hughes, Jr. serves as the chairman of the audit committee of each Board. Each Board has determined that Philip E. Hughes, Jr. is an “audit committee financial expert” as defined under SEC rules. During the last fiscal year, the audit committee of each Board met four times.

Nominating and Corporate Governance Committee. The nominating and corporate governance committee of each Board selects and nominates Trustees for membership on the Boards, selects nominees to fill vacancies on the Board or a committee thereof, develops and recommends to the Boards a set of corporate governance principles and oversees the evaluation of the Boards. The nominating and corporate governance committee considers candidates suggested by its members and other Trustees, as well as the Funds’ management and shareholders. A shareholder of a Fund who wishes to recommend a prospective nominee for the Fund’s Board must provide notice to the secretary of the Fund in accordance with the requirements set forth in the bylaws of the Fund. The members of the nominating and corporate governance committee of each Board are David L. Cohen and Robert N.C. Nix., III. David L. Cohen serves as chairman of the nominating and corporate governance committee of each Board. During the last fiscal year, the nominating and corporate governance committee of each Board met one time.

Trustee Beneficial Ownership of Shares

The following table shows the dollar range of Shares beneficially owned by each Trustee, on an aggregate basis, in any registered investment companies overseen by the Trustee in the Funds and in any registered investment companies overseen by the Trustee within the Fund Complex as of December 31, 2019.

	Dollar Range of Equity Securities in the Feeder Funds(1)					Dollar Range of Equity Securities in the Master Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)(2)
Name of Trustee	Feeder - -ADV	Feeder--T	Feeder--A	Feeder--D	Feeder— T2
Interested Trustee
Michael C. Forman	None	None	Over $1,000,000	None	$100,001- $500,000	None	Over $1,000,000
Independent Trustees
Walter W. Buckley, III	None	None	$100,001- $500,000	None	None	None	$100,001- $500,000
David L. Cohen	$10,001- $50,000	None	$100,001- $500,000	None	None	None	$100,001- $500,000
Barbara J. Fouss	None	None	$50,001- $100,000	None	None	None	$100,001- $500,000
Philip E. Hughes, Jr.	None	None	$100,001- $500,000	None	None	None	Over $1,000,000
Oliver C. Mitchell, Jr.	None	None	$1-$10,000	None	None	None	$1-$10,000
Robert N.C. Nix, III	None	None	None	None	None	None	None

(1)	Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or Over $1,000,000
(2)	The “Fund Complex” consists of the Master Fund, the Feeder Funds, FS Series Trust, FS Credit Income Fund and FS Multi-Alternative Income Fund.

Codes of Ethics

The Funds and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Funds, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are available on the EDGAR database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

INVESTMENT ADVISER

The Adviser

The Adviser, an investment adviser registered with the SEC under the Advisers Act, serves as the Master Fund’s investment adviser. The Adviser is an affiliate of FS Investments, a national sponsor of alternative investment funds designed for the individual investor. The Adviser’s principal office is located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. The Adviser oversees the management of the Master Fund’s activities and is responsible for making investment decisions for the Master Fund’s portfolio.

Effective May 10, 2019, the Master Fund and the Adviser entered into a new investment advisory agreement, dated as of April 18, 2019, or the 2019 investment advisory agreement. Pursuant to the 2019 investment advisory agreement, the Adviser is entitled to (a) an annual management fee of 1.50% of the Master Fund’s average daily gross assets (gross assets equals total assets set forth on the Master Fund’s consolidated statement of assets and liabilities) and (b) an incentive fee based on the Master Fund’s performance. Management fees are calculated and payable quarterly in arrears.

Under the 2019 investment advisory agreement, the incentive fee is calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Master Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Master Fund receives from portfolio companies) accrued during the calendar quarter, minus the Master Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser under the administration agreement, dated as of July 15, 2013, by and between the Master Fund and the Adviser, or the administration agreement, and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with paid-in-kind interest and zero coupon securities), accrued income that the Master Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Master Fund from the issuance of Shares (including Shares issued in respect of reinvested distributions), reduced by amounts paid in connection with repurchases of Shares to accommodate repurchase requests under the Feeder Funds’ share repurchase programs.

The calculation of the incentive fee for each quarter is as follows:

(1)	No incentive fee is payable in any calendar quarter in which the Master Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.50% (6.00% annualized);

(2)

100% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.667% in any calendar quarter (6.667% annualized) is payable to the

Adviser. This portion of the Master Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.667% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 10.0% on all of the Master Fund’s pre- incentive fee net investment income when the Master Fund’s pre-incentive fee net investment income reaches 1.667% in any calendar quarter; and

(3)

10.0% of the amount of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds 1.667% in any calendar quarter (6.667% annualized) is payable to the Adviser once the hurdle rate and catch-up have been achieved (10.0% of all the Master Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser).

Under the previous investment advisory agreement, dated as of October 9, 2013 and in effect through May 10, 2019, or the 2013 investment advisory agreement, the Adviser was entitled to (a) an annual management fee of 2.0% of the Master Fund’s average daily gross assets and (b) an incentive fee equal to 20% of the Master Fund’s pre-incentive fee net investment income. Effective January 1, 2018 and through December 31, 2018, the Adviser agreed to waive (a) 0.50% of the base management fee such that the fee received equaled 1.50% of the Master Fund’s average daily gross assets and (b) the incentive fee in its entirety.

Prior to and after the aforementioned waiver and through May 9, 2020, the incentive fee was calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, as follows:

(1)	No incentive fee is payable in any calendar quarter in which the Master Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25% (9.00% annualized);

(2)

100% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.8125% in any calendar quarter (11.25% annualized) is payable to the Adviser. This portion of the Master Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Master Fund’s pre- incentive fee net investment income when the Master Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter; and

(3)

20.0% of the amount of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds 2.8125% in any calendar quarter (11.25% annualized) is payable to the Adviser once the hurdle rate and catch-up have been achieved (20.0% of all the Master Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser).

Under expense support and conditional reimbursement agreement, or the expense reimbursement agreement, dated as of August 20, 2013, by and between the Master Fund and Franklin Square Holdings, L.P., or FS Investments, FS Investments would reimburse the Master Fund quarterly in an amount equal to the difference between the cumulative ordinary cash distributions paid to the Master Fund’s shareholders in such quarter, less the sum of the Master Fund’s net investment income, net short-term capital gains and dividends and other distributions paid to the Master Fund on account of investments in portfolio companies (to the extent such amounts are not included in net investment income or net short-term capital gains) in such quarter.

Pursuant to the expense reimbursement agreement, the Master Fund has a conditional obligation to reimburse FS Investments for any amounts funded by FS Investments under this arrangement if  (and only to the extent that), during any fiscal quarter occurring within three years of the date on which FS Investments funded such amount, the sum of the Master Fund’s net investment income, net short-term capital gains and the amount of any dividends and other distributions paid to the Master Fund on account of investments in portfolio companies (to the extent not included in net investment income or net short-term capital gains) exceeds the ordinary cash distributions paid by the Master Fund to shareholders in such quarter; provided, however, that

(i) the Master Fund will only reimburse FS Investments for expense support payments made by FS Investments to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by the Master Fund during such fiscal year) to exceed the lesser of (A) 1.75% of the Master Fund’s average net assets attributable to its Shares for the fiscal year-to-date period after taking such expense reimbursement payments into account and (B) the percentage of the Master Fund’s average net assets attributable to its Shares represented by “other operating expenses” during the fiscal year in which such expense support payment from FS Investments was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from FS Investments made during the same fiscal year) and (ii) the Master Fund will not reimburse FS Investments for expense support payments made by FS Investments if the annualized rate of distributions per Share declared by the Master Fund at the time of such expense reimbursement payment is less than the annualized rate of distributions per Share declared by the Master Fund at the time FS Investments made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Master Fund’s total operating expenses, excluding the management fee, the incentive fee, organization and offering expenses, financing fees and costs, interest expense and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.

On November 13, 2018, the Adviser informed the Boards that for a period of one year, it will defer the receipt of base management fees under the then current investment advisory agreement if, and to the extent that, the Feeder Funds’ distributions paid to the Feeder Funds’ shareholders in the calendar quarter exceeds the sum of the Master Fund’s investment company taxable income (as defined in Section 852 of the Code), net capital gains (as defined in Section 1222 of the Code) and dividends and other distributions paid to the Master Fund on account of preferred and common equity investments in portfolio companies (to the extent such amounts were not included in net investment company taxable income or net capital gains) in the calendar quarter, or collectively, the Master Fund’s distributable funds on a tax basis. The Adviser will only receive such deferred management fees in a future calendar quarter if, and to the extent that, the Master Fund’s distributable funds on a tax basis in the future calendar quarter exceeds the Feeder Funds’ distributions paid to the Feeder Funds’ shareholders in such quarter. In light of this commitment by the Adviser, the expense reimbursement agreement was terminated on November 13, 2018.

Under their administration agreement with the Adviser, each of the Feeder Funds and the Master Fund reimburses the Adviser for its actual costs incurred in providing administrative services to the Funds, including the Adviser’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to the Funds on behalf of the Adviser. Such services include general ledger accounting, fund accounting, legal services, investor and government relations and other administrative services. The Adviser also performs, or oversees the performance of, the Master Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Master Fund is required to maintain and preparing reports to the Master Fund’s shareholders and reports filed with the SEC. In addition, the Adviser assists the Master Fund in calculating NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Master Fund’s shareholders, and generally overseeing the payment of the Master Fund’s expenses and the performance of administrative and professional services rendered to the Master Fund by others. The Adviser is required to allocate the cost of these services to the Master Fund based on factors such as assets, revenues and/or time allocations. At least annually, the Boards review the methodology employed in determining how the expenses are allocated to the Master Fund and the proposed allocation of administrative expenses among the Master Fund and certain affiliates of the Adviser. The Boards then assess the reasonableness of such reimbursements for expenses allocated to the Master Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Master Fund of obtaining similar services from third-party service providers known to be available. In addition, the Boards consider whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Boards compare the total amount paid to the Adviser for such services as a percentage of the Master Fund’s net assets to the same ratio as reported by other comparable investment companies. The Master Fund will not reimburse the Adviser for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of the Adviser.

The following tables disclose, in thousands, the fees and expenses paid to the Adviser by the Funds under the investment advisory agreement and the administration agreement for the last three fiscal years ended December 31, 2017, 2018 and 2019. The Feeder Funds do not incur a separate management fee or incentive fee, but the Feeder Funds are indirectly subject to the Master Fund’s management fee and incentive fee incurred pursuant to the investment advisory agreement, by and between the Master Fund and the Adviser.

	Year Ended December 31, 2019
	FS Global Credit Opportunities Fund — ADV	FS Global Credit Opportunities Fund — T	FS Global Credit Opportunities Fund — A	FS Global Credit Opportunities Fund — D	FS Global Credit Opportuities Fund — T2	FS Global Credit Opportunities Fund (Master Fund)
Investment Advisory Agreement
Management Fee	—	—	—	—		$36,243
Incentive Fee	—	—	—	—	—	$7,139
Administration Agreement					—
Administrative Services Expenses	$23	$79	$464	$124	$3	$2,323

	Year Ended December 31, 2018
	FS Global Credit Opportunities Fund — ADV	FS Global Credit Opportunities Fund — T	FS Global Credit Opportunities Fund — A	FS Global Credit Opportunities Fund — D	FS Global Credit Opportunities Fund — T2	FS Global Credit Opportunities Fund (Master Fund)

Investment Advisory Agreement
Management Fee(1)	—	—	—	—	—	$34,964
Incentive Fee	—	—	—	—	—	$9,717
Administration Agreement
Administrative Services Expenses	$20	$70	$431	$113	$4	$1,695

(1)

Effective January 1, 2018, for the year ended December 31, 2018, the Adviser agreed to waive 0.50% of its management fee to which it was entitled under the investment advisory agreement so that the fee received equals 1.50% of the Master Fund’s average daily gross assets. As a result, the amount of management fees for the year ended December 31, 2018 is net of a waiver of $11,160.

	Year Ended December 31, 2017
	FS Global Credit Opportunities Fund — ADV	FS Global Credit Opportunities Fund — T	FS Global Credit Opportunities Fund — A	FS Global Credit Opportunities Fund — D	FS Global Credit Opportunities Fund — T2	FS Global Credit Opportunities Fund (Master Fund)
Investment Advisory Agreement
Management Fee	—	—	—	—	—	$43,485
Incentive Fee	—	—	—	—	—	$5,912
Administration Agreement
Administrative Services Expenses	$11	$42	$319	$63	$1	$1,259

PORTFOLIO MANAGEMENT

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Master Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. As of December 31, 2019, no portfolio manager of the Funds managed other registered investment companies, other pooled investment vehicles or other accounts.

Compensation of Portfolio Managers

The Adviser’s investment personnel are not employed by the Funds and receive no direct compensation from the Funds in connection with their investment management activities.

Consistent with FS Investments’ integrated culture, FS Investments has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Funds on behalf of the Adviser. FS Investments’ compensation structure is designed to align the interests of the investment personnel serving the Funds with those of shareholders and to give everyone a direct financial incentive to ensure that all of FS Investments’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.

Each of FS Investments’ senior executives, including each of the investment personnel who render services to the Funds on behalf of the Adviser, receives a base salary and is eligible for a discretionary bonus.

All final compensation decisions are made by the management committee of FS Investments based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.

Securities Ownership of Portfolio Managers

The following table shows the dollar range of equity securities in the Funds beneficially owned by each member of the Adviser’s investment committee as of December 31, 2019:

Name of Investment Committee Member	Dollar Range of Equity Securities in the Funds(1)
	Feeder—ADV	Feeder—T	Feeder—A	Feeder—D	Feeder—T2	Master Fund
Andrew Beckman	None	None	None	None	None	None
Nicholas Heilbut	None	None	None	None	None	None
Robert Hoffman	None	None	$50,000-$100,000	None	None	None

(1)	Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or Over $1,000,000.

Conflicts of Interest

The Adviser and certain of its affiliates may experience conflicts of interest in connection with the management of the Funds, including, but not limited to, the following:

•

The managers, officers and other personnel of the Adviser allocate their time, as they deem appropriate, between advising the Master Fund and managing and operating other investment activities and business activities in which they may be involved;

•

The principals of the Adviser may serve as officers, paid advisors, directors or in comparable management functions for portfolio companies in which the Master Fund invests, and may receive compensation in connection therewith;

•

The Master Fund may now, or in the future, compete with certain affiliates for investments, subjecting the Adviser and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions or sales on the Master Fund’s behalf;

•

The Master Fund may now, or in the future, compete with other funds or clients managed or advised by the Adviser or affiliates of the Adviser for investment opportunities, subjecting the Adviser and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Master Fund’s behalf;

•	Subject to applicable law, the Adviser and its affiliates may now, or in the future, acquire, hold or sell securities in which the Master Fund invests;

•

Regardless of the quality of the assets acquired by the Master Fund, the services provided to the Master Fund or whether the Master Fund makes distributions to shareholders, the Adviser will receive the management fee in connection with the management of the Master Fund’s portfolio;

•

From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Master Fund and other clients for which the Adviser or its affiliates provides investment management services or carry on investment activities may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Master Fund and such other clients and may make certain investment opportunities, which might otherwise be desirable, unavailable or impractical even if appropriate procedures are in place. Additionally, investment at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities by the Master Fund and other clients of the Adviser or its affiliates may result in the Adviser or its affiliates coming into possession of confidential or material, non-public information that would limit the ability of the Master Fund to acquire or dispose of investments, even if such acquisition or disposition would otherwise be desirable. This could constrain the Master Fund’s investment flexibility and result in the Master Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when the Adviser would otherwise take an action;

•

The Adviser and its respective affiliates may give advice and recommend securities to other clients, family or friends, in accordance with the investment objectives and strategies of such other clients, family or friends, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Master Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Master Fund on a fair and equitable basis relative to their other clients, family and friends, even though their investment objectives may overlap with those of the Master Fund;

•

The Adviser and its affiliates may have existing business relationships or access to material non-public information that would prevent it from considering, approving or consummating an investment opportunity (including a disposition of an existing investment) that would otherwise fit within the Master Fund’s investment objective and strategies. This could constrain the Master Fund’s investment flexibility and result in the Master Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when the Adviser would otherwise take such an action;

•

To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to the allocation policies of the Adviser and any of its affiliates, as applicable, the Adviser, and any of its affiliates may deem it appropriate for the Master Fund and one or more other investment accounts managed by the Adviser or any of its affiliates to participate in an investment opportunity. In an order dated August 11, 2020, the SEC granted exemptive relief permitting the Master Fund, subject to satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of the Adviser. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Master Fund and the other participating accounts. To mitigate these conflicts, the Adviser will seek to execute such transactions for all of the participating investment accounts, including the Master Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Master Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and

•

The 1940 Act prohibits certain “joint” transactions with certain of the Master Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Master Fund, the Adviser (or its controlling entities), the Master Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Master Fund’s ability to transact business with its officers or Trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Master Fund may be limited.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Feeder Funds invest substantially all of their net assets in the Master Fund in private transactions that do not involve brokerage commissions or markups. The Adviser has responsibility for decisions to buy and sell securities and other instruments for the Master Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Master Fund’s portfolio business, the policies and practices in this regard are subject to review by the Master Fund Board.

As most transactions made by the Master Fund are principal transactions at net prices, the Master Fund generally incurs little or no brokerage costs. The Master Fund paid $119,847, $381,833 and $114,866 in brokerage commissions during the last three fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019, respectively.

The portfolio securities in which the Master Fund expects to invest normally will be purchased directly from the issuer or in the OTC market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and ask price. Sales to dealers generally will be effected at bid prices.

The Master Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid (although the Master Fund may indirectly bear fees and expenses of any money market funds in which it invests), or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

To the extent it executes securities transactions for the Master Fund, the Adviser will seek to obtain the best execution of orders. Commission rates are a component of price and are considered along with other relevant factors. In determining the broker or dealer to be used and the commission rates to be paid, the Adviser will consider the utility and reliability of brokerage services, including execution capability and performance, financial responsibility, investment information, market insights, other research provided by such brokers, and access to analysts, management and idea generation. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such brokers.

Consistent with the requirements of best execution, brokerage commissions on accounts may be directed to brokers in recognition of investment research and information furnished as well as for services rendered in execution of orders by such brokers. By allocating transactions in this manner, the Adviser may be able to supplement their research and analysis with the views and information of brokerage firms. The Adviser may also allocate a portion of its brokerage business to firms whose employees participate as brokers in the introduction of investors to the Adviser or who agree to bear the expense of capital introduction, marketing or related services by third parties.

Eligible research or brokerage services provided by brokers through which portfolio transactions for the Master Fund are executed may include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities, online quotations, news and research services, financial publications and other products and services (e.g., software based applications for market quotes and news, database programs providing investment and industry data) providing lawful and appropriate assistance to the portfolio managers and their designees in the performance of their investment decision-making responsibilities on behalf of the Master Fund and other accounts which they and their affiliates manage (collectively, “Soft Dollar Items”). The Adviser and its affiliates generally will use such products and services (if any) for the benefit of all of their accounts. Soft Dollar Items may be provided directly by brokers, by third parties at the direction of brokers or purchased on behalf of the Master Fund and its affiliates with credits or rebates provided by brokers. Any Soft Dollar Items obtained in connection with portfolio transactions for the Master Fund are intended to fall within the “safe harbor” of Section 28(e) of the Exchange Act. As noted above, because most of the Master Fund’s transactions will likely be principal transactions, the Master Fund will likely not incur significant brokerage commissions (although it will be subject to mark ups and mark downs imposed by dealers). Section 28(e) generally only applies with respect to brokerage commissions; as such, the Master Fund may not benefit from any significant amount of Soft Dollar Items.

The Adviser may also place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Master Fund, the Adviser, if it reasonably believe that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Master Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the fund. In making such allocations among the Master Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Master Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

The placing and execution of orders for the Master Fund also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Master Fund and its affiliates (including the Adviser and its affiliates). Certain broker-dealers, through which the Master Fund may effect securities transactions, may be affiliated persons (as defined in the 1940 Act) of the Master Fund or affiliated persons of such affiliates. The Boards have adopted certain policies incorporating the standards of Rule 17e-1 issued by the

SEC under the 1940 Act which require that the commissions paid to affiliates of the Master Fund be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. In addition, the Master Fund may purchase securities in a placement for which affiliates of the Adviser have acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory securities from or sell securities to any affiliate of the Adviser authorization, if necessary. The Master Fund does not purchase acting as principal. The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Master Fund has delegated its proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and the Independent Trustees and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, the Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of the Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 promulgated under, the Advisers Act. The Adviser will vote proxies relating to securities in the best interest of its clients’ shareholders. It will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of the Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Information regarding how the Adviser voted proxies with respect to the Master Fund’s portfolio securities during the most recent 12-month period ending June 30 is available without charge by making a written request to the Master Fund’s Chief Compliance Officer, FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, by calling the Master Fund collect at (215) 495-1150 or on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A beneficial owner of more than 25% of the Master Fund’s shares is presumed, under the 1940 Act, to control the Master Fund. Shareholders controlling the Master Fund could have the ability to vote a majority of the shares of the Master Fund on any matter requiring approval of the shareholders of the Master Fund.

As of November 16, 2020, the Feeder Funds, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, owned the Master Fund’s outstanding Shares as follows:

	FS Global Opportunities Fund – ADV	FS Global Opportunities Fund – T	FS Global Opportunities Fund – A	FS Global Opportunities Fund – D	FS Global Opportunities Fund – T2
Number of Shares	7,384,630	25,274,880	139,240,651	26,902,334	854,506
% of Shares	3.70%	12.66%	69.74%	13.47%	0.43%

CUSTODIAN

State Street Bank and Trust Company (the “Custodian”), at One Lincoln Street, Boston, Massachusetts 02111, is the Funds’ custodian. The Custodian serves as the primary custodian of the assets of the Funds and may maintain custody of such assets with U.S. and non-U.S. sub custodians (which may be banks and trust companies), security depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Funds are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or other customer account of such custodian.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

Ernst & Young LLP, at One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, Pennsylvania 19103, is the Funds’ independent registered public accounting firm. Ernst & Young LLP provides professional services for the Funds, including audits of the Funds’ financial statements. The most recent annual and semi-annual reports of the Funds have been incorporated by reference below.

FINANCIAL STATEMENTS

Historical financial information regarding the Funds is included in the following documents, which are incorporated by reference herein:

•

The audited financial statements and financial highlights and related Reports of Independent Registered Public Accounting Firm for each of the Feeder Funds included in each Feeder Fund’s Annual Report for the year ended December 31, 2019 as filed with the SEC on March 6, 2020:

○	FS Global Credit Opportunities Fund — ADV (Registration No. 811-23138, EDGAR Accession No. 0001104659-20-030237)

○	FS Global Credit Opportunities Fund — T (Registration No. 811-23139, EDGAR Accession No. 0001104659-20-030241)

○	FS Global Credit Opportunities Fund — A (Registration No. 811-22798, EDGAR Accession No. 0001104659-20-030235)

○	FS Global Credit Opportunities Fund — D (Registration No. 811-22797, EDGAR Accession No. 0001104659-20-030238)

○	FS Global Credit Opportunities Fund — T2 (Registration No. 811-23243, EDGAR Accession No. 0001104659-20-030242);

•

The unaudited financial statements and financial highlights for each of the Feeder Funds included in each Feeder Fund’s Semi-Annual Report for the period ended June 30, 2020 as filed with the SEC on August 27, 2020:

○	FS Global Credit Opportunities Fund — ADV (Registration No. 811-23138, EDGAR Accession No. 0001387131-20-007978)

○	FS Global Credit Opportunities Fund — T (Registration No. 811-23139, EDGAR Accession No. 0001387131-20-007982)

○	FS Global Credit Opportunities Fund — A (Registration No. 811-22798, EDGAR Accession No. 0001387131-20-007976)

○	FS Global Credit Opportunities Fund — D (Registration No. 811-22797, EDGAR Accession No. 0001387131-20-007980)

○	FS Global Credit Opportunities Fund — T2 (Registration No. 811-23243, EDGAR Accession No. 0001387131-20-007984);

•

The audited consolidated financial statements and financial highlights and related Report of Independent Registered Public Accounting Firm for the Master Fund included in the Master Fund’s Annual Report for the year ended December 31, 2019 as filed with the SEC on March 6, 2020 (Registration No. 811-22802, EDGAR accession number 0001104659-20-030234); and

•

The unaudited consolidated financial statements and financial highlights for the Master Fund included in the Master Fund’s Semi-Annual Report for the period ended June 30, 2020 as filed with the SEC on August 27, 2020 (Registration No. 811-22802, EDGAR accession number 0001387131-20-007974).

No other parts of the Feeder Funds’ or the Master Fund’s Annual and Semi-Annual Reports are incorporated herein by reference.

PRO FORMA NARRATIVE FOR THE PERIOD ENDED JUNE 30, 2020

Pro Forma Financial Information

Feeder Funds into Master Fund

The unaudited estimated pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Funds, each as identified below, for the twelve-month period ended June 30, 2020. Actual results could differ from those estimates. The unaudited estimated pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Feeder Funds and the Master Fund, which are available in their respective annual and semi-annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1 — Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Feeder Funds into the Master Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) as of the beginning of the period (July 1, 2019) in the table below.

Feeder Funds	Master Fund	12-Month Period Ended

FS Global Credit Opportunities Fund — ADV

FS Global Credit Opportunities Fund — T

FS Global Credit Opportunities Fund — A

FS Global Credit Opportunities Fund — D

FS Global Credit Opportunities Fund — T2

	FS Global Credit Opportunities Fund	June 30, 2020

Basis of Pro Forma

The Funds are each a registered closed-end management investment company that exist in a master-feeder structure. The Reorganization would be accomplished by merging each of the Feeder Funds with and into the Master Fund and transferring all of the assets of the Feeder Funds to the Master Fund in exchange for shares of the Master Fund. Upon the completion of the merger, the Feeder Funds will cease to exist and the Master Fund will be the sole surviving entity. The table below shows the shares that Feeder Fund shareholders would have received if the Reorganization were to have taken place for the period ended June 30, 2020 and based on the Master Fund’s net asset value as of June 30, 2020.

Feeder Fund	Feeder Fund Shares Exchanged (in 000’s)	Master Fund Shares Received (in 000’s)
FS Global Credit Opportunities Fund — ADV	7,389	7,252
FS Global Credit Opportunities Fund — T	24,824	24,387
FS Global Credit Opportunities Fund — A	139,414	138,104
FS Global Credit Opportunities Fund — D	26,933	26,685
FS Global Credit Opportunities Fund — T2	877	867

Under generally accepted accounting principles in the United States of America, the historical cost of investment securities will be carried forward to the surviving entity, the Master Fund, and the results of operations of the Master Fund for pre-Reorganization periods will not be restated.

Note 2 — Net Assets

The table below shows the individual net assets of the Funds from the unaudited semi-annual report as of June 30, 2020 and Pro Forma Combined net assets, assuming the Reorganization had been completed as of June 30, 2020.

Fund	Net assets (in 000’s)
FS Global Credit Opportunities Fund — ADV	$48,477
FS Global Credit Opportunities Fund — T	$165,550
FS Global Credit Opportunities Fund — A	$916,535
FS Global Credit Opportunities Fund — D	$177,059
FS Global Credit Opportunities Fund — T2	$5,711
FS Global Credit Opportunities Fund (Master Fund)	$1,309,308
Pro Forma Adjustment(A)	4,024
Pro Forma Adjustment(B)	(18,369)
Pro Forma Adjustment(C)	(436)

Total Pro Forma Adjustments	(14,781)

Master Fund (Pro Forma Combined)	$1,294,527

(A)

Increase to net assets of $4,024 reflects the Feeder Funds’ assets acquired by the Master Fund and the Feeder Funds’ liabilities assumed by the Master Fund, based on their relative fair values as of the date of reorganization, under the application of the asset acquisition method of accounting.

(B)

Decrease to net assets of $18,369 reflects the combined Feeder Funds’ estimated required cash distributions of their undistributed income as of the date of the reorganization in order avoid corporate and excise taxes.

(C)

Decrease to net assets of $436 reflects impact of the Reorganization on registration, transfer agent, legal and audit and tax fees as well as printing and mailing costs directly attributable to the Reorganization.

Note 3 — Pro Forma Adjustments

The table below reflects adjustments to expenses needed to reflect the Pro Forma Fund’s net assets as if the Reorganization had taken place on July 1, 2019 as disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Funds and has been prepared in accordance with generally accepted accounting principles in the United States of America, which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates.

Expense Category	Increase (decrease) in expense (in 000’s)
Management Fees	$168
Transfer Agent Fees	$(14)
Custody Fees	—
Professional Fees(1)	$(20)
Trustee Fees	—
Other Fees(2)	$(457)
Fee waiver and/or expense reimbursements	—

(1)	Pro forma adjustment reflects impact of the Reorganization on audit fees directly attributable to the Reorganization.
(2)	Pro forma adjustment reflects impact of the Reorganization on administrative costs directly attributable to the Reorganization.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Code.

Note 4 — Reorganization Costs

The cost of the Reorganization is expected to be approximately $436,500. In the event that the Reorganization contemplated by the Plan is not consummated, then the Feeder Funds will, on a pro rata basis, bear all the costs and expenses incurred in connection with such Reorganization. These costs represent the non-recurring expense of the Feeder Funds carrying out its obligations under the Plan and consist of professional services fees, printing costs, technology costs and and mailing charges related to the proposed Reorganization.

Note 5 — Accounting Survivor

The Master Fund will be the accounting survivor. The Master Fund has the same investment adviser and identical investment objectives as the Feeder Funds prior to the Reorganization.

Note 6 — Capital Loss Carryover

At December 31, 2019, the Funds’ most recent fiscal year end, Funds had approximate capital loss carryovers as shown in the table below:

Capital loss Carryover (000’s)
FS Global Credit Opportunities Fund — ADV	$5
FS Global Credit Opportunities Fund — T	—
FS Global Credit Opportunities Fund — A	$14,483
FS Global Credit Opportunities Fund — D	$3,290
FS Global Credit Opportunities Fund — T2	$6
FS Global Credit Opportunities Fund (Master Fund)	$185,221

Other Matters

CAPITALIZATION

The following table shows the unaudited capitalization of the Funds as of June 30, 2020, and the pro forma combined capitalization of the Funds as if the Reorganization had occurred on that date. The capitalization of the Funds is likely to be different at the closing of the Reorganization as a result of daily share purchase and redemption activity and the effects of other ongoing operations.

	Net Assets (000’s)	Shares Outstanding (000’s)	Net Asset Value Per Share
FS Global Credit Opportunities Fund — ADV*	$48,477	7,389	$6.56
FS Global Credit Opportunities Fund — T*	$165,550	24,824	$6.67
FS Global Credit Opportunities Fund — A*	$916,535	139,414	$6.57
FS Global Credit Opportunities Fund — D*	$177,059	26,933	$6.57
FS Global Credit Opportunities Fund — T2*	$5,711	877	$6.51
FS Global Credit Opportunities Fund (Master Fund)*	$1,309,308	199,474	$6.56
Pro Forma Adjustment(A)	4,024
Pro Forma Adjustment(B)	(18,369)
Pro Forma Adjustment(C)	(436)

Total Pro Forma Adjustments	(14,781)

Pro Forma Master Fund**	$1,294,527	197,295	$6.56

*	Information shown is from the Funds’ unaudited semi-annual report as of June 30, 2020.
**	The Master Fund will be the accounting survivor for financial statement purposes.
(A)

Increase to net assets of $4,024 reflects the Feeder Funds’ assets acquired by the Master Fund and the Feeder Funds’ liabilities assumed by the Master Fund, based on their relative fair values as of the date of reorganization, under the application of the asset acquisition method of accounting.

(B)

Decrease to net assets of $18,369 reflects the combined Feeder Funds’ estimated required cash distributions of their undistributed income as of the date of the reorganization in order avoid corporate and excise taxes.

(C)

Decrease to net assets of $436 reflects impact of the Reorganization on registration, transfer agent, legal and audit and tax fees as well as printing and mailing costs directly attributable to the Reorganization.

FS GLOBAL CREDIT OPPORTUNITIES FUND

PART C

OTHER INFORMATION

PART C. OTHER INFORMATION

Item 15. Indemnification.

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. Except as otherwise provided in the FS Global Credit Opportunities Fund’s (the “Registrant”) declaration of trust, the Registrant will indemnify and hold harmless any current or former Trustee or officer of the Registrant against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Registrant, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Registrant, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the Investment Company Act of 1940, amended (“1940 Act”), the Registrant will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Registrant will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the declaration of trust.

The Registrant has entered into the Investment Advisory Agreement with FS Global Advisor. The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, FS Global Advisor is not liable for any error or judgment or mistake of law or for any loss the Registrant suffers.

Pursuant to the Registrant’s declaration of trust, the Registrant will advance the expenses of defending any action for which indemnification is sought if the Registrant receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Registrant unless it is subsequently determined that the indemnitee is entitled to such indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)(a)	Certificate of Trust of the Registrant (Incorporated by reference to Exhibit (a)(1) to the Registrant’s Registration Statement on Form N-2 (File No. 811-22802), filed with the SEC on February 8, 2013).

(1)(b)	Initial Declaration of Trust of the Registrant (Incorporated by reference to Exhibit (a)(2) to the Registrant’s Registration Statement on Form N-2 (File No. 811-22802), filed with the SEC on February 8, 2013).

(1)(c)	Amended and Restated Declaration of Trust of the Registrant (Incorporated by reference to Exhibit (a)(3) to Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 811-22802), filed with the SEC on June 13, 2013).

(1)(d)	Supplement to the Amended and Restated Declaration of Trust Establishing and Fixing the Rights and Preferences of the Term Preferred Shares, dated as of August 9, 2018 (Incorporated by reference to Exhibit (1)(d) to the Registrant’s Registration Statement on Form N-14 (File No. 333-249534), filed with the SEC on October 19, 2020).

(1)(e)

Amendment No. 1 to Supplement to the Amended and Restated Declaration of Trust Establishing and Fixing the Rights and Preferences of the Term Preferred Shares, dated as of November 1, 2018 (Incorporated by reference to Exhibit (1)(e) to the Registrant’s Registration Statement on Form N-14 (File No. 333-249534), filed with the SEC on October 19, 2020).

(1)(f)	Amendment No. 2 to Supplement to the Amended and Restated Declaration of Trust Establishing and Fixing the Rights and Preferences of the Term Preferred Shares, dated as of October 22, 2020.*

(2)	Bylaws of the Registrant (Incorporated by reference to Exhibit (b) to Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File No. 811-22802), filed with the SEC on November 7, 2013).

(3)	Not applicable.

(4)	Plan of Reorganization — filed as Appendix A to the Prospectus/Information Statement included as Part A of this Registration Statement.

(5)	Distribution Reinvestment Plan.*

(6)(a)	Investment Advisory Agreement, dated as of April 18, 2019, by and between the Registrant and FS Global Advisor, LLC (Incorporated by reference to Exhibit (6)(a) to the Registrant’s Registration Statement on Form N-14 (File No. 333-249534), filed with the SEC on October 19, 2020).

(6)(b)	Expense Support and Conditional Reimbursement Agreement, dated as of August 20, 2013, by and between the Registrant and Franklin Square Holdings, L.P. (Incorporated by reference to Exhibit (6)(b) to the Registrant’s Registration Statement on Form N-14 (File No. 333-249534), filed with the SEC on October 19, 2020).

(6)(c)	Amendment No. 1 to Expense Support and Conditional Reimbursement Agreement, dated as of August 9, 2018, by and between the Registrant and Franklin Square Holdings, L.P. (Incorporated by reference to Exhibit (6)(c) to the Registrant’s Registration Statement on Form N-14 (File No. 333-249534), filed with the SEC on October 19, 2020).

(7)	Not applicable.

(8)	Not applicable.

(9)(a)	Master Custodian Agreement, dated as of October 30, 2013, by and among the Registrant, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D and State Street Bank and Trust Registrant (Incorporated by reference to Exhibit (j)(1) to Pre-Effective Amendment No. 1 to FS Global Credit Opportunities Fund—T’s Registration Statement on Form N-2 (File No. 333-209622), filed with the SEC on April 4, 2016).

(9)(b)	Global Custody Agreement, dated as of November 26, 2013, by and between the Registrant and JPMorgan Chase Bank, N.A. (Incorporated by reference to Exhibit (j)(2) to Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File No. 811-22802), filed with the SEC on August 15, 2014).

(10)	Not applicable.

(11)	Opinion and consent of Faegre Drinker Biddle & Reath LLP, with respect to the legality of securities being represented (Incorporated by reference to Exhibit (11) to the Registrant’s Registration Statement on Form N-14 (File No. 333-249534), filed with the SEC on October 19, 2020).

(12)	Opinion and consent of Faegre Drinker Biddle & Reath LLP, with respect to tax matters (To be filed by amendment).

(13)(a)	Administration Agreement, dated as of July 15, 2015, by and between the Registrant and FS Global Advisor, LLC (Incorporated by reference to Exhibit (k) to Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File No. 811-22802), filed with the SEC on November 7, 2013).

(13)(b)	Credit Agreement, dated as of April 22, 2019, by and among Dauphin Funding LLC, as borrower, Deutsche Bank AG, New York Branch, as administrative agent, Deutsche Bank AG, acting through its London Branch, as a lender, and the other lenders party thereto (Incorporated by reference to Exhibit (13)(b) to the Registrant’s Registration Statement on Form N-14 (File No. 333-249534), filed with the SEC on October 19, 2020).

(13)(c)	Guaranty, dated as of April 22, 2019, by FS Global Opportunities Fund in favor of Deutsche Bank AG, New York Branch (Incorporated by reference to Exhibit (13)(c) to the Registrant’s Registration Statement on Form N-14 (File No. 333-249534), filed with the SEC on October 19, 2020).

(13)(d)	Amended and Restated Committed Facility Agreement, dated as of April 22, 2019, by and between Bucks Funding and BNP Paribas Prime Brokerage International, Ltd (Incorporated by reference to Exhibit (13)(d) to the Registrant’s Registration Statement on Form N-14 (File No. 333-249534), filed with the SEC on October 19, 2020).

(13)(e)	U.S. PB Agreement, dated as of January 26, 2018, by and between Bucks Funding and BNP Paribas Prime Brokerage, Inc. (Incorporated by reference to Exhibit (13)(e) to the Registrant’s Registration Statement on Form N-14 (File No. 333-249534), filed with the SEC on October 19, 2020).

(13)(f)	Special Custody and Pledge Agreement, dated as of January 26, 2018, by and among Bucks Funding, BNP Paribas Prime Brokerage, Inc. and State Street Bank and Trust Company (Incorporated by reference to Exhibit (13)(f) to the Registrant’s Registration Statement on Form N-14 (File No. 333-249534), filed with the SEC on October 19, 2020).

(14)	Consent of Ernst & Young LLP.*

(15)	Not applicable.

(16)	Power of Attorney of Walter W. Buckley, III, David L. Cohen, Barbara J. Fouss, Philip E. Hughes, Jr., Oliver C. Mitchell, Jr. and Robert N.C. Nix, III (Incorporated by reference to Exhibit (16) to the Registrant’s Registration Statement on Form N-14 (File No. 333-249534), filed with the SEC on October 19, 2020).

(17)(a)	Annual Report to Shareholders, dated December 31, 2019, of the FS Global Credit Opportunities Fund — ADV, FS Global Credit Opportunities Fund — T, FS Global Credit Opportunities Fund — A, FS Global Credit Opportunities Fund — D and FS Global Credit Opportunities Fund — T2 (Incorporated by reference to FS Global Credit Opportunities Fund — A’s Annual Report on Form N-CSR, filed with the SEC on March 6, 2020 (Registration No. 811-22798, EDGAR Accession No. 0001104659-20-030235)).

(17)(b)	Semi-Annual Report to Shareholders, dated June 30, 2020, of the FS Global Credit Opportunities Fund — ADV, FS Global Credit Opportunities Fund — T, FS Global Credit Opportunities Fund — A, FS Global Credit Opportunities Fund — D and FS Global Credit Opportunities Fund — T2 (Incorporated by reference to FS Global Credit Opportunities Fund — A’s Semi-Annual Report on Form N-CSRS, filed with the SEC on August 27, 2020 (Registration No. 811-22798, EDGAR Accession No. 0001387131-20-007976)).

*	Filed herewith.

Item 17. Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act, this registration statement has been signed on behalf of the Registrant, in the City of Philadelphia, and Commonwealth of Pennsylvania, on the 24th day of November, 2020.

FS Global Credit Opportunities Fund
Registrant

By:	/s/ Michael C. Forman
Michael C. Forman
President

As required by the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael C. Forman Michael C. Forman	President	November 24, 2020

/s/ Edward T. Gallivan, Jr. Edward T. Gallivan, Jr.	Chief Financial Officer (Principal financial officer)	November 24, 2020

* Walter W. Buckley, III	Trustee	November 24, 2020

* David L. Cohen	Trustee	November 24, 2020

* Barbara J. Fouss	Trustee	November 24, 2020

* Philip E. Hughes, Jr.	Trustee	November 24, 2020

* Oliver C. Mitchell, Jr.	Trustee	November 24, 2020

* Robert N.C. Nix, III	Trustee	November 24, 2020

*By:	/s/ Michael C. Forman	November 24, 2020
Michael C Forman
Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description

(1)(f)	Amendment No. 2 to Supplement to the Amended and Restated Declaration of Trust Establishing and Fixing the Rights and Preferences of the Term Preferred Shares, dated as of October 22, 2020.

(5)	Distribution Reinvestment Plan

(14)	Consent of Ernst & Young LLP